SLM Student Loan Trust 2002-4

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 6/1/03-8/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,177,357,012.43	$(92,399,108.31)	$1,084,957,904.12
	ii	Interest to be Capitalized	20,813,559.83		18,999,085.72

	iii	Total Pool	$1,198,170,572.26		$1,103,956,989.84
	iv	Specified Reserve Account Balance	2,995,426.43		2,759,892.47

	v	Total Adjusted Pool	$1,201,165,998.69		$1,106,716,882.31

B	i	Weighted Average Coupon (WAC)	3.941%		3.301%
	ii	Weighted Average Remaining Term	116.91		116.03
	iii	Number of Loans	348,107		326,822
	iv	Number of Borrowers	192,391		181,479
	v	Aggregate Outstanding Principal Balance—T-Bill	$252,683,977.58		$232,103,261.75
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$945,486,594.68		$871,853,728.09
	Notes and Certificates			Spread	Balance 6/16/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1 Notes	78442GDU7	0.000%	$7,134,786.15	0.593%	$—	0.000%
	ii	A-2 Notes	78442GDV5	0.030%	397,000,000.00	33.012%	308,263,882.31	27.854%
	iii	A-3 Notes	78442GDW3	0.080%	280,000,000.00	23.283%	280,000,000.00	25.300%
	iv	A-4 Notes	78442GDX1	0.140%	472,480,000.00	39.288%	472,480,000.00	42.692%
	v	B Notes	78442GDY9	0.360%	45,973,000.00	3.823%	45,973,000.00	4.154%

	vi	Total Notes			$1,202,587,786.15	100.000%	$1,106,716,882.31	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$2,995,426.43	$2,759,892.47
	iv	Reserve Account Floor Balance ($)	$1,503,142.00	$1,503,142.00
	v	Current Reserve Acct Balance ($)	$2,995,426.43	$2,759,892.47

1

II.    2002-4    Transactions from:    6/1/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$89,016,886.26
	ii	Principal Collections from Guarantor	8,529,477.52
	iii	Principal Reimbursements	108,009.44
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$97,654,373.22
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$332,966.12
	ii	Capitalized Interest	(5,588,231.03)

	iii	Total Non-Cash Principal Activity	$(5,255,264.91)
C	Total Student Loan Principal Activity		$92,399,108.31

D	Student Loan Interest Activity
	i	Regular Interest Collections	$4,526,683.11
	ii	Interest Claims Received from Guarantors	254,732.06
	iii	Collection Fees	37,890.65
	iv	Late Fee Reimbursements	204,227.43
	v	Interest Reimbursements	10,621.98
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	(842.66)
	viii	Subsidy Payments	2,610,472.99

	ix	Total Interest Collections	$7,643,785.56
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(172,329.32)
	ii	Capitalized Interest	5,588,231.03

	iii	Total Non-Cash Interest Adjustments	$5,415,901.71
F	Total Student Loan Interest Activity		$13,059,687.27

G.	Non-Reimbursable Losses During Collection Period		$150,149.21
H.	Cumulative Non-Reimbursable Losses to Date		$421,565.34

2

III.    2002-4    Collection Account Activity    6/1/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$22,610,996.21
	ii	Consolidation Principal Payments	$74,935,367.57
	iii	Reimbursements by Seller	67,783.94
	iv	Reimbursements by Servicer	13,507.10
	v	Re-purchased Principal	26,718.40

	vi	Total Principal Collections	$97,654,373.22
B	Interest Collections
	i	Interest Payments Received	$6,736,608.75
	ii	Consolidation Interest Payments	$654,436.75
	iii	Reimbursements by Seller	9,331.11
	iv	Reimbursements by Servicer	742.55
	v	Re-purchased Interest	548.32
	vi	Collection Fees/Returned Items	37,890.65
	vii	Late Fees	204,227.43

	viii	Total Interest Collections	$7,643,785.56
C	Other Reimbursements		$15,278.60
D	Administrator Account Investment Income		$8,170.61
E	Return funds borrowed for previous distribution		$—
	TOTAL FUNDS RECEIVED		$105,321,607.99
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,762,200.11)

F	TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT		$103,559,407.88

G	Servicing Fees Due for Current Period		$836,267.40
H	Carryover Servicing Fees Due		$—
I	Administration Fees Due		$20,000.00

J	Total Fees Due for Period		$856,267.40

3

IV.    2002-4    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	3.465%	2.826%	71,974	62,409	20.676%	19.096%	$271,516,604.65	$222,556,379.33	23.062%	20.513%
Grace
Current	3.465%	2.825%	35,338	29,756	10.151%	9.105%	$136,929,208.70	$129,461,964.52	11.630%	11.932%

TOTAL INTERIM	3.465%	2.825%	107,312	92,165	30.827%	28.201%	$408,445,813.35	$352,018,343.85	34.692%	32.445%

REPAYMENT
Active
Current	4.370%	3.702%	117,100	113,826	33.638%	34.827%	$398,288,580.11	$370,003,983.40	33.830%	34.104%
31-60 Days Delinquent	4.281%	3.558%	10,595	15,382	3.044%	4.707%	$32,120,926.78	$45,295,237.53	2.728%	4.175%
61-90 Days Delinquent	4.223%	3.588%	6,091	6,588	1.750%	2.016%	$17,410,948.06	$18,433,316.18	1.479%	1.699%
91-120 Days Delinquent	4.250%	3.607%	3,598	3,640	1.034%	1.114%	$10,359,983.81	$9,823,738.21	0.880%	0.905%
> 120 Days Delinquent	4.148%	3.519%	12,901	10,626	3.706%	3.251%	$33,500,012.29	$27,917,144.45	2.845%	2.573%
Deferment
Current	3.564%	2.915%	32,942	34,737	9.463%	10.629%	$99,218,174.36	$102,752,350.24	8.427%	9.471%
Forbearance
Current	4.181%	3.553%	55,506	47,733	15.945%	14.605%	$173,211,876.98	$154,050,590.72	14.712%	14.199%

TOTAL REPAYMENT	4.204%	3.539%	238,733	232,532	68.580%	71.149%	$764,110,502.39	$728,276,360.73	64.901%	67.126%

Claims in Process (1)	4.203%	3.524%	2,060	2,101	0.592%	0.643%	$4,797,235.50	$4,605,637.13	0.407%	0.424%
Aged Claims Rejected (2)	4.060%	3.420%	2	24	0.001%	0.007%	$3,461.19	$57,562.41	0.000%	0.005%

GRAND TOTAL	3.941%	3.301%	348,107	326,822	100.000%	100.000%	$1,177,357,012.43	$1,084,957,904.12	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-4    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.142%	180,701	$514,707,741.55	47.440%
-GSL - Unsubsidized	3.131%	116,513	399,564,878.13	36.828%
-PLUS Loans	4.219%	29,107	169,073,632.85	15.583%
-SLS Loans	4.134%	501	1,611,651.59	0.149%

-Total	3.301%	326,822	$1,084,957,904.12	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.257%	232,855	$848,794,585.21	78.233%
-Two Year	3.040%	11	43,049.69	0.004%
-Technical	3.550%	36,077	96,273,443.43	8.873%
-Other	3.450%	57,879	139,846,825.79	12.890%

-Total	3.301%	326,822	$1,084,957,904.12	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-4    Expected Interest Calculation and Interest Rate Cap Payments

A	Borrower Interest Accrued During Collection Period		$8,020,626.78
B	Interest Subsidy Payments Accrued During Collection Period		1,250,406.05
C	SAP Payments Accrued During Collection Period		116,178.08
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)		137,678.02
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)		8,170.61

F	Net Expected Interest Collections		$9,533,059.54
G	Interest Rate Cap Payments Due to the Trust		Cap
	i	Cap Notional Amount	50,000,000
	ii	Libor	1.11875%
	iii	Cap %	4.00000%
	iv	Excess Over Cap (ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

VII.    2002-4    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002827952	(6/16/03-9/15/03)	1.11875%
B	Class A-2 Interest Rate	0.002903785	(6/16/03-9/15/03)	1.14875%
C	Class A-3 Interest Rate	0.003030174	(6/16/03-9/15/03)	1.19875%
D	Class A-4 Interest Rate	0.003181840	(6/16/03-9/15/03)	1.25875%
E	Class B Interest Rate	0.003737951	(6/16/03-9/15/03)	1.47875%

6

VIII.    2002-4    Input from Previous Quarterly Servicing Report    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,177,357,012.43
	ii	Interest To Be Capitalized	20,813,559.83

	iii	Total Pool	$1,198,170,572.26
	iv	Specified Reserve Account Balance	2,995,426.43

	v	Total Adjusted Pool	$1,201,165,998.69

B	Total Note and Certificate Factor		0.78474692937
C	Total Note Balance		$1,202,587,786.15
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	0.0211714723	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$7,134,786.15	$397,000,000.00	$280,000,000.00	$472,480,000.00	$45,973,000.00
E	Note Principal Shortfall		$1,421,787.46	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$2,995,426.43
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2002-4    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Sections III-F + VI-D +VI-G-v)		$103,697,085.90	$103,697,085.90
B	Primary Servicing Fees—Current Month		$836,267.40	$102,860,818.50
C	Administration Fee		$20,000.00	$102,840,818.50
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$20,176.83	$102,820,641.67
	ii	Class A-2	$1,152,802.53	$101,667,839.14
	iii	Class A-3	$848,448.61	$100,819,390.53
	iv	Class A-4	$1,503,355.89	$99,316,034.64
	v	Class B	$171,844.84	$99,144,189.80

	vi	Total Noteholder's Interest Distribution	$3,696,628.70
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$7,134,786.15	$92,009,403.65
	ii	Class A-2	$88,736,117.69	$3,273,285.96
	iii	Class A-3	$0.00	$3,273,285.96
	iv	Class A-4	$0.00	$3,273,285.96
	v	Class B	$0.00	$3,273,285.96

	vi	Total Noteholder's Principal Distribution	$95,870,903.84
F	Increase to the Specified Reserve Account Balance		$0.00	$3,273,285.96
G	Carryover Servicing Fees		$0.00	$3,273,285.96
H	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$3,273,285.96
	ii	Class A-2	$0.00	$3,273,285.96
	iii	Class A-3	$0.00	$3,273,285.96
	iv	Class A-4	$0.00	$3,273,285.96
	v	Class B	$0.00	$3,273,285.96

	vi	Total Noteholder's Interest Carryover	$0.00
I	Excess to Reserve Account		$3,273,285.96	$0.00

8

X.    2002-4    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$20,176.83	$1,152,802.53	$848,448.61	$1,503,355.89	$171,844.84
	ii	Quarterly Interest Paid	20,176.83	1,152,802.53	$848,448.61	$1,503,355.89	171,844.84

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$7,134,786.15	$88,736,117.69	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	7,134,786.15	88,736,117.69	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$7,154,962.98	$89,888,920.22	$848,448.61	$1,503,355.89	$171,844.84

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,202,587,786.15
	ii	Adjusted Pool Balance 8/31/03	1,106,716,882.31

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$95,870,903.84

	iv	Adjusted Pool Balance 5/31/03	$1,201,165,998.69
	v	Adjusted Pool Balance 8/31/03	1,106,716,882.31

	vi	Current Principal Due (iv-v)	$94,449,116.38
	vii	Principal Shortfall from previous Collection Period	1,421,787.46

	viii	Principal Distribution Amount (vi + vii)	$95,870,903.84

	ix	Principal Distribution Amount Paid	$95,870,903.84
	x	Principal Shortfall (viii - ix)	$(0.00)
C	Total Principal Distribution		$95,870,903.84
D	Total Interest Distribution		3,696,628.70

E	Total Cash Distributions		$99,567,532.54
F	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GDU7	$7,134,786.15	$—
		A-1 Note Pool Factor	0.0211714723	0.0000000000
	ii	A-2 Note Balance 78442GDV5	$397,000,000.00	$308,263,882.31
		A-2 Note Pool Factor	1.0000000000	0.7764833308
	iii	A-3 Note Balance 78442GDW3	$280,000,000.00	$280,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GDX1	$472,480,000.00	$472,480,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	B Note Balance 78442GDY9	$45,973,000.00	$45,973,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$2,995,426.43
	ii	Deposits to correct Shortfall	$—
	iii	Deposits from Excess Servicing	$3,273,285.96

	iv	Total Reserve Account Balance Available	$6,268,712.39
	v	Required Reserve Account Balance	$2,759,892.47
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to SLM Funding Corp.	$3,508,819.92
	viii	Ending Reserve Account Balance	$2,759,892.47

9

XI.    2002-4    Historical Pool Information

		6/1/03-8/31/03	3/1/03-5/31/03	12/1/02-2/28/03	9/1/02-11/30/02	7/9/02-8/31/02
Beginning Student Loan Portfolio Balance		$1,177,357,012.43	$1,233,492,326.91	$1,318,637,823.20	$1,405,834,344.24	$1,477,360,738.22

Student Loan Principal Activity
i	Regular Principal Collections	$89,016,886.26	$32,844,858.35	$33,952,525.56	$36,780,836.76	$51,891,697.99
ii	Principal Collections from Guarantor	8,529,477.52	6,803,688.09	7,605,002.78	1,567,269.35	814,084.96
iii	Principal Reimbursements	108,009.44	19,883,518.50	48,016,037.60	57,407,047.39	27,218,442.44
iv	Other System Adjustments	—	—	—	—	—

v	Total Principal Collections	$97,654,373.22	$59,532,064.94	$89,573,565.94	$95,755,153.50	$79,924,225.39
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$332,966.12	$332,096.38	$469,909.89	$366,027.98	$364,510.51
ii	Capitalized Interest	(5,588,231.03)	(3,728,846.84)	(4,897,979.54)	(8,924,660.44)	(8,762,341.92)

iii	Total Non-Cash Principal Activity	$(5,255,264.91)	$(3,396,750.46)	$(4,428,069.65)	$(8,558,632.46)	$(8,397,831.41)

(-) Total Student Loan Principal Activity		$92,399,108.31	$56,135,314.48	$85,145,496.29	$87,196,521.04	$71,526,393.98

Student Loan Interest Activity
i	Regular Interest Collections	$4,526,683.11	$4,535,634.51	$4,870,982.99	$5,141,001.78	$8,731,142.33
ii	Interest Claims Received from Guarantors	254,732.06	261,975.47	345,534.53	46,578.91	11,721.23
iii	Collection Fees	37,890.65	28,143.34	22,613.29	13,142.18	3,599.91
iv	Late Fee Reimbursements	204,227.43	177,124.75	170,338.09	163,371.22	193,615.72
v	Interest Reimbursements	10,621.98	175,979.71	487,965.53	1,152,348.56	346,774.65
vi	Other System Adjustments	—	—	—	—	—
vii	Special Allowance Payments	(842.66)	62,623.28	355,056.67	—	—
viii	Subsidy Payments	2,610,472.99	3,116,670.84	3,381,315.35	2,559,624.10	—

ix	Total Interest Collections	$7,643,785.56	$8,358,151.90	$9,633,806.45	$9,076,066.75	$9,286,853.84
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(172,329.32)	$(165,434.18)	$(325,167.39)	$(325,239.64)	$(302,561.26)
ii	Capitalized Interest	5,588,231.03	3,728,846.84	4,897,979.54	8,924,660.44	8,762,341.92

iii	Total Non-Cash Interest Adjustments	$5,415,901.71	$3,563,412.66	$4,572,812.15	$8,599,420.80	$8,459,780.66

Total Student Loan Interest Activity		$13,059,687.27	$11,921,564.56	$14,206,618.60	$17,675,487.55	$17,746,634.50
(=) Ending Student Loan Portfolio Balance		$1,084,957,904.12	$1,177,357,012.43	$1,233,492,326.91	$1,318,637,823.20	$1,405,834,344.24

(+) Interest to be Capitalized		$18,999,085.72	$20,813,559.83	$19,747,961.88	$19,927,314.27	$24,858,533.05

(=) TOTAL POOL		$1,103,956,989.84	$1,198,170,572.26	$1,253,240,288.79	$1,338,565,137.47	$1,430,692,877.29

(+) Reserve Account Balance		$2,759,892.47	$2,995,426.43	$3,133,100.72	$3,346,412.84	$3,576,732.19

(=) Total Adjusted Pool		$1,106,716,882.31	$1,201,165,998.69	$1,256,373,389.51	$1,341,911,550.31	$1,434,269,609.48

10

XII.    2002-4    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Sep-02	$1,430,692,877	12.31%
Dec-02	$1,338,565,137	15.82%
Mar-03	$1,253,240,289	16.71%
Jun-03	$1,198,170,572	15.48%
Sep-03	$1,103,956,990	16.98%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-5

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 06/01/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/03	Activity	8/31/2003
A	i	Portfolio Balance	$1,131,678,007.63	$(77,169,510.45)	$1,054,508,497.18
	ii	Interest to be Capitalized	21,137,091.54		20,342,169.92

	iii	Total Pool	$1,152,815,099.17		$1,074,850,667.10
	iv	Specified Reserve Account Balance	2,882,037.75		2,687,126.67

	v	Total Adjusted Pool	$1,155,697,136.92		$1,077,537,793.77

B	i	Weighted Average Coupon (WAC)	3.824%		3.197%
	ii	Weighted Average Remaining Term	122.99		122.09
	iii	Number of Loans	345,991		326,904
	iv	Number of Borrowers	199,255		189,752
	v	Aggregate Outstanding Principal Balance—T-Bill	$193,453,413.80		$171,942,584.35
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$959,361,685.37		$902,908,082.75
	Notes			Spread	Balance 06/16/03	% of O/S Securities	Balance 09/15/03	% of O/S Securities
C	i	A-1 Notes	78442GDZ6	0.000%	$50,697,136.92	4.387%	$0.00	0.000%
	ii	A-2 Notes	78442GEA0	0.030%	355,750,000.00	30.782%	328,287,793.77	30.467%
	iii	A-3 Notes	78442GEB8	0.100%	226,500,000.00	19.599%	226,500,000.00	21.020%
	iv	A-4L Notes	78442GEC6	0.150%	182,750,000.00	15.813%	182,750,000.00	16.960%
	v	A-4CP Notes	78442GED4	0.230%	300,000,000.00	25.958%	300,000,000.00	27.841%
	vi	B Notes	78442GEE2	0.430%	40,000,000.00	3.461%	40,000,000.00	3.712%

	vii	Total Notes			$1,155,697,136.92	100.000%	$1,077,537,793.77	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$2,882,037.75	$2,687,126.67
	iv	Reserve Account Floor Balance ($)	$1,325,707.00	$1,325,707.00
	v	Current Reserve Acct Balance ($)	$2,882,037.75	$2,687,126.67

1

II.    2002-5    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$75,618,670.53
	ii	Principal Collections from Guarantor	4,777,248.41
	iii	Principal Reimbursements	364,234.46
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$80,760,153.40
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$211,265.58
	ii	Capitalized Interest	(3,801,908.53)

	iii	Total Non-Cash Principal Activity	$(3,590,642.95)
C	Total Student Loan Principal Activity		$77,169,510.45

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,504,893.62
	ii	Interest Claims Received from Guarantors	190,260.02
	iii	Collection Fees/Return Items	19,561.21
	iv	Late Fee Reimbursements	130,165.36
	v	Interest Reimbursements	9,888.40
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	(446.35)
	viii	Subsidy Payments	3,741,122.31

	ix	Total Interest Collections	$7,595,444.57
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(76,953.65)
	ii	Capitalized Interest	3,801,908.53

	iii	Total Non-Cash Interest Adjustments	$3,724,954.88
F	Total Student Loan Interest Activity		$11,320,399.45

G.	Non-Reimbursable Losses During Collection Period		$65,018.57
H.	Cumulative Non-Reimbursable Losses to Date		$131,584.78

2

III.    2002-5    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$17,584,293.73
	ii	Consolidation Principal Payments	62,811,625.21
	iii	Reimbursements by Seller	91,301.85
	iv	Reimbursements by Servicer	406.80
	v	Re-purchased Principal	272,525.81

	vi	Total Principal Collections	$80,760,153.40
B	Interest Collections
	i	Interest Payments Received	$6,852,996.52
	ii	Consolidation Interest Payments	582,833.08
	iii	Reimbursements by Seller	5,185.65
	iv	Reimbursements by Servicer	1,668.12
	v	Re-purchased Interest	3,034.63
	vi	Collection Fees/Return Items	19,561.21
	vii	Late Fees	130,165.36

	viii	Total Interest Collections	$7,595,444.57
C	Other Reimbursements		$20,746.28
D	Administrator Account Investment Income		$3,346.25
E	Return funds borrowed for previous distribution		$—
	TOTAL FUNDS RECEIVED		$88,379,690.50
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,694,311.87)

F	TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT		$86,685,378.63

G	Servicing Fees Due for Current Period		$809,540.80
H	Carryover Servicing Fees Due		$—
I	Administration Fees Due		$20,000.00

J	Total Fees Due for Period		$829,540.80

3

IV.    2002-5    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	3.460%	2.820%	128,683	117,485	37.193%	35.939%	$455,225,016.66	$401,273,496.80	40.224%	38.053%
Grace
Current	3.460%	2.820%	55,972	42,934	16.177%	13.134%	$215,675,734.32	$179,509,319.97	19.057%	17.023%

TOTAL INTERIM	3.460%	2.820%	184,655	160,419	53.370%	49.073%	$670,900,750.98	$580,782,816.77	59.281%	55.076%

REPAYMENT
Active
Current	4.530%	3.834%	98,640	97,970	28.509%	29.969%	$272,863,726.77	$266,849,662.06	24.110%	25.306%
31-60 Days Delinquent	4.437%	3.667%	6,863	11,481	1.984%	3.512%	$19,799,105.39	$33,184,243.30	1.749%	3.147%
61-90 Days Delinquent	4.368%	3.849%	3,822	4,478	1.105%	1.370%	$10,862,984.86	$12,614,553.93	0.960%	1.196%
91-120 Days Delinquent	4.427%	3.773%	1,901	2,140	0.549%	0.655%	$5,425,124.92	$5,838,521.96	0.479%	0.554%
> 120 Days Delinquent	4.295%	3.627%	6,442	5,406	1.862%	1.654%	$16,455,326.59	$14,549,784.64	1.454%	1.380%
Deferment
Current	3.675%	3.003%	17,641	19,878	5.099%	6.081%	$53,560,830.66	$59,511,836.43	4.733%	5.644%
Forbearance
Current	4.274%	3.604%	25,039	23,961	7.237%	7.330%	$79,388,261.58	$78,386,915.16	7.015%	7.434%

TOTAL REPAYMENT	4.368%	3.672%	160,348	165,314	46.345%	50.570%	$458,355,360.77	$470,935,517.48	40.500%	44.660%

Claims in Process (1)	4.538%	3.796%	985	1,169	0.285%	0.358%	$2,468,219.76	$2,786,467.43	0.218%	0.264%
Aged Claims Rejected (2)	4.060%	3.423%	3	2	0.001%	0.001%	$3,676.12	$3,695.50	0.000%	0.000%

GRAND TOTAL	3.824%	3.197%	345,991	326,904	100.000%	100.000%	$1,131,728,007.63	$1,054,508,497.18	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-5    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.192%	201,200	$570,521,091.96	54.103%
-GSL - Unsubsidized	3.029%	109,696	406,629,148.25	38.561%
-PLUS Loans	4.203%	16,005	77,344,737.71	7.335%
-SLS Loans	4.200%	3	13,519.26	0.001%

-Total	3.197%	326,904	$1,054,508,497.18	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.170%	267,921	$915,260,675.90	86.795%
-Two Year	3.360%	40,413	90,891,612.06	8.619%
-Technical	3.529%	18,443	48,065,957.95	4.558%
-Other	4.627%	127	290,251.27	0.028%

-Total	3.197%	326,904	$1,054,508,497.18	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-5    Expected Interest Calculation

A	Borrower Interest Accrued During Collection Period	$6,509,477.20
B	Interest Subsidy Payments Accrued During Collection Period	1,780,572.32
C	SAP Payments Accrued During Collection Period	(32,032.15)
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)	109,530.57
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)	3,346.25

F	Net Expected Interest Collections	$8,370,894.19

VII.    2002-5    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002827951	(06/16/03-09/15/03)	1.11875%
B	Class A-2 Interest Rate	0.002903785	(06/16/03-09/15/03)	1.14875%
C	Class A-3 Interest Rate	0.003080729	(06/16/03-09/15/03)	1.21875%
D	Class A-4L Interest Rate	0.003207118	(06/16/03-09/15/03)	1.26875%
E	Class A-4CP Interest Rate	0.003185443	(06/16/03-09/15/03)	1.27768%
F	Class B Interest Rate	0.003914896	(06/16/03-09/15/03)	1.54875%

6

VIII.    2002-5    Inputs From Original Data    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,131,678,007.63
	ii	Interest To Be Capitalized	21,137,091.54
	iii	Total Pool	$1,152,815,099.17
	iv	Specified Reserve Account Balance	2,882,037.75

	v	Total Adjusted Pool	$1,155,697,136.92

B	Total Note and Certificate Factor		0.86310465790
C	Total Note Balance		$1,155,697,136.92
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4L	Class A-4CP	Class B
	i	Current Factor	0.2166544313	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$50,697,136.92	$355,750,000.00	$226,500,000.00	$182,750,000.00	$300,000,000.00	$40,000,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$2,882,037.75
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2002-5    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Sections III-F + VI-D )		$86,794,909.20	$86,794,909.20
B	Primary Servicing Fees—Current Month		$809,540.80	$85,985,368.40
C	Administration Fee		$20,000.00	$85,965,368.40
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$143,369.04	$85,821,999.36
	ii	Class A-2	$1,033,021.41	$84,788,977.95
	iii	Class A-3	$697,785.16	$84,091,192.79
	iv	Class A-4L	$586,100.82	$83,505,091.97
	v	Class A-4CP	$955,632.90	$82,549,459.07
	vi	Class B	$156,595.83	$82,392,863.24

	vii	Total Noteholder's Interest Distribution	$3,572,505.16
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$50,697,136.92	$31,695,726.32
	ii	Class A-2	$27,462,206.23	$4,233,520.09
	iii	Class A-3	$0.00	$4,233,520.09
	iv	Class A-4L	$0.00	$4,233,520.09
	v	Class A-4CP	$0.00	$4,233,520.09
	vi	Class B	$0.00	$4,233,520.09

	vii	Total Noteholder's Principal Distribution	$78,159,343.15
F	Increase to the Specified Reserve Account Balance		$0.00	$4,233,520.09
G	Carryover Servicing Fees		$0.00	$4,233,520.09
H	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$4,233,520.09
	ii	Class A-2	$0.00	$4,233,520.09
	iii	Class A-3	$0.00	$4,233,520.09
	iv	Class A-4L	$0.00	$4,233,520.09
	v	Class A-4CP	$0.00	$4,233,520.09
	vi	Class B	$0.00	$4,233,520.09

	vii	Total Noteholder's Interest Carryover	$0.00
I	Excess to Reserve Account		$4,233,520.09	$0.00

8

X.    2002-5    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4L	Class A-4CP	Class B
	i	Quarterly Interest Due	$143,369.04	$1,033,021.41	$697,785.16	$586,100.82	$955,632.90	$156,595.83
	ii	Quarterly Interest Paid	143,369.04	1,033,021.41	$697,785.16	$586,100.82	$955,632.90	156,595.83

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$50,697,136.92	$27,462,206.23	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	50,697,136.92	27,462,206.23	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$50,840,505.96	$28,495,227.64	$697,785.16	$586,100.82	$955,632.90	$156,595.83

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,155,697,136.92
	ii	Adjusted Pool Balance 8/31/03	1,077,537,793.77

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$78,159,343.15

	iv	Adjusted Pool Balance 5/31/03	$1,155,697,136.92
	v	Adjusted Pool Balance 8/31/03	1,077,537,793.77

	vi	Current Principal Due (iv-v)	$78,159,343.15
	vii	Principal Shortfall from previous Collection Period	—

	viii	Principal Distribution Amount (vi + vii)	$78,159,343.15

	ix	Principal Distribution Amount Paid	$78,159,343.15
	x	Principal Shortfall (viii - ix)	$0.00
C	Total Principal Distribution		$78,159,343.15
D	Total Interest Distribution		3,572,505.16

E	Total Cash Distributions		$81,731,848.31
F	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GDZ6	$50,697,136.92	$0.00
		A-1 Note Pool Factor	0.2166544313	0.0000000000
	ii	A-2 Note Balance 78442GEA0	$355,750,000.00	$328,287,793.77
		A-2 Note Pool Factor	1.0000000000	0.9228047611
	iii	A-3 Note Balance 78442GEB8	$226,500,000.00	$226,500,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4L Note Balance 78442GEC6	$182,750,000.00	$182,750,000.00
		A-4L Note Pool Factor	1.0000000000	1.0000000000
	v	A-4CP Note Balance 78442GED4	$300,000,000.00	$300,000,000.00
		A-4CP Note Pool Factor	1.0000000000	1.0000000000
	vi	B Note Balance 78442GEE2	$40,000,000.00	$40,000,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$2,882,037.75
	ii	Deposits to correct Shortfall	$—
	iii	Deposits from Excess Servicing	$4,233,520.09

	iv	Total Reserve Account Balance Available	$7,115,557.84
	v	Required Reserve Account Balance	$2,687,126.67
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to SLM Funding Corp	$4,428,431.17
	viii	Ending Reserve Account Balance	$2,687,126.67

9

XI.    2002-5    Historical Pool Information

		06/01/03-08/31/03	03/01/03-05/31/03	12/01/02-02/28/03	7/22/02-11/30/02
Beginning Student Loan Portfolio Balance		$1,131,678,007.63	$1,174,882,566.16	$1,233,097,345.26	$1,310,664,802.63

Student Loan Principal Activity
i	Regular Principal Collections	$75,618,670.53	$27,223,604.35	$26,638,264.92	$45,862,016.42
ii	Principal Collections from Guarantor	4,777,248.41	3,685,597.33	1,470,479.48	520,487.81
iii	Principal Reimbursements	364,234.46	14,482,594.42	32,605,871.25	33,601,967.68
iv	Other System Adjustments	—	—	—	—

v	Total Principal Collections	$80,760,153.40	$45,391,796.10	$60,714,615.65	$79,984,471.91
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$211,265.58	$148,146.57	$191,021.37	$316,397.66
ii	Capitalized Interest	(3,801,908.53)	(2,335,384.14)	(2,690,857.92)	(2,733,412.20)

iii	Total Non-Cash Principal Activity	$(3,590,642.95)	$(2,187,237.57)	$(2,499,836.55)	$(2,417,014.54)

(-) Total Student Loan Principal Activity		$77,169,510.45	$43,204,558.53	$58,214,779.10	$77,567,457.37

Student Loan Interest Activity
i	Regular Interest Collections	$3,504,893.62	$3,293,539.01	$3,516,621.42	$5,990,982.74
ii	Interest Claims Received from Guarantors	190,260.02	188,011.71	48,936.63	7,729.24
iii	Collection Fees/Return Items	19,561.21	15,817.91	13,408.04	9,221.26
iv	Late Fee Reimbursements	130,165.36	110,133.12	104,927.32	191,842.02
v	Interest Reimbursements	9,888.40	136,235.01	364,890.55	345,913.47
vi	Other System Adjustments	—	—	—	—
vii	Special Allowance Payments	(446.35)	30,216.60	90,759.47	104,107.34
viii	Subsidy Payments	3,741,122.31	4,176,093.80	1,575,287.49	1,810,573.16

ix	Total Interest Collections	$7,595,444.57	$7,950,047.16	$5,714,830.92	$8,460,369.23
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(76,953.65)	$(91,310.97)	$(184,109.84)	$(280,880.55)
ii	Capitalized Interest	3,801,908.53	2,335,384.14	2,690,857.92	2,733,412.20

iii	Total Non-Cash Interest Adjustments	$3,724,954.88	$2,244,073.17	$2,506,748.08	$2,452,531.65

Total Student Loan Interest Activity		$11,320,399.45	$10,194,120.33	$8,221,579.00	$10,912,900.88
(=) Ending Student Loan Portfolio Balance		$1,054,508,497.18	$1,131,678,007.63	$1,174,882,566.16	$1,233,097,345.26

(+) Interest to be Capitalized		$20,342,169.92	$21,137,091.54	$19,456,760.99	$18,317,899.88

(=) TOTAL POOL		$1,074,850,667.10	$1,152,815,099.17	$1,194,339,327.15	$1,251,415,245.14

(+) Reserve Account Balance		$2,687,126.67	$2,882,037.75	$2,985,848.32	$3,128,538.11

(=) Total Adjusted Pool		$1,077,537,793.77	$1,155,697,136.92	$1,197,325,175.47	$1,254,543,783.25

10

XII.    2002-5    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Dec-02	$1,251,415,245	11.09%
Mar-03	$1,194,339,327	12.50%
Jun-03	$1,152,815,099	11.94%
Sep-03	$1,074,850,667	14.12%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-6

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 6/1/03-9/30/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,828,631,947.89	$(100,087,778.74)	$1,728,544,169.15
	ii	Interest to be Capitalized	55,064,899.27		53,635,385.98

	iii	Total Pool	$1,883,696,847.16		$1,782,179,555.13
	iv	Specified Reserve Account Balance	4,709,242.12		4,455,448.89

	v	Total Adjusted Pool	$1,888,406,089.28		$1,786,635,004.02

B	i	Weighted Average Coupon (WAC)	3.655%		3.033%
	ii	Weighted Average Remaining Term	129.44		128.05
	iii	Number of Loans	451,719		430,494
	iv	Number of Borrowers	245,744		235,449
	v	Aggregate Outstanding Principal Balance—T-Bill	$164,550,788.53		$145,521,020.95
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,719,146,058.63		$1,636,658,534.18
	Notes			Spread	Balance 6/16/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1L Notes	78442GEF9	0.000%	$154,061,563.42	8.132%	$46,185,004.02	2.585%
	ii	A-2L Notes	78442GEG7	0.020%	532,500,000.00	28.107%	532,500,000.00	29.805%
	iii	A-3L Notes	78442GEH5	0.090%	352,250,000.00	18.593%	352,250,000.00	19.716%
	iv	A-4L Notes	78442GEJ1	0.180%	595,000,000.00	31.407%	595,000,000.00	33.303%
	v	A-4CP Notes	78442GEK8	0.300%	200,000,000.00	10.557%	200,000,000.00	11.194%
	vi	B Notes	78442GEL6	0.460%	60,700,000.00	3.204%	60,700,000.00	3.397%

	vii	Total Notes			$1,894,511,563.42	100.000%	$1,786,635,004.02	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$4,709,242.12	$4,455,448.89
	iv	Reserve Account Floor Balance ($)	$2,003,707.00	$2,003,707.00
	v	Current Reserve Acct Balance ($)	$4,709,242.12	$4,455,448.89
	Other Accounts		6/16/2003	9/15/2003
E	i	Current Capitalized Interest Account Balance ($)	$12,072,191.77	$12,102,370.60

1

II.    2002-6    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$102,996,157.11
	ii	Principal Collections from Guarantor	3,082,248.86
	iii	Principal Reimbursements	516,746.21
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$106,595,152.18
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$217,358.97
	ii	Capitalized Interest	(6,724,732.41)

	iii	Total Non-Cash Principal Activity	$(6,507,373.44)
C	Total Student Loan Principal Activity		$100,087,778.74

D	Student Loan Interest Activity
	i	Regular Interest Collections	$4,041,118.49
	ii	Interest Claims Received from Guarantors	94,023.78
	iii	Collection Fees/Returned Items	17,741.07
	iv	Late Fee Reimbursements	111,078.41
	v	Interest Reimbursements	495,913.51
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	(561.83)
	viii	Subsidy Payments	6,099,782.54

	ix	Total Interest Collections	$10,859,095.97
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(187,485.71)
	ii	Capitalized Interest	6,724,732.41

	iii	Total Non-Cash Interest Adjustments	$6,537,246.70
F	Total Student Loan Interest Activity		$17,396,342.67

G.	Non-Reimbursable Losses During Collection Period		$34,454.45
H.	Cumulative Non-Reimbursable Losses to Date		$51,387.19

2

III.    2002-6    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$14,748,281.70
	ii	Consolidation Principal Payments	$91,330,124.27
	iii	Reimbursements by Seller	385,634.78
	iv	Reimbursements by Servicer	1,497.79
	v	Re-purchased Principal	129,613.64

	vi	Total Principal Collections	$106,595,152.18
B	Interest Collections
	i	Interest Payments Received	$8,935,060.83
	ii	Consolidation Interest Payments	$1,299,302.15
	iii	Reimbursements by Seller	491,345.69
	iv	Reimbursements by Servicer	1,129.77
	v	Re-purchased Interest	3,438.05
	vi	Collection Fees/Returned Items	17,741.07
	vii	Late Fees	111,078.41

	viii	Total Interest Collections	$10,859,095.97
C	Other Reimbursements		18,648.18
D	Administrator Account Investment Income		$7,020.15
E	Return funds borrowed for previous distribution		$—
	TOTAL FUNDS RECEIVED		$117,479,916.48
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(2,740,651.33)

F	TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT		$114,739,265.15

G	Servicing Fees Due for Current Period		$1,320,461.30
H	Carryover Servicing Fees Due		$—
I	Administration Fees Due		$20,000.00

J	Total Fees Due for Period		$1,340,461.30

3

IV.    2002-6    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	3.460%	2.820%	217,002	189,726	48.039%	44.072%	$935,152,730.51	$793,511,059.40	51.139%	45.906%
Grace
Current	3.460%	2.820%	95,730	81,688	21.192%	18.975%	$413,681,359.00	$399,785,383.65	22.622%	23.128%

TOTAL INTERIM	3.460%	2.820%	312,732	271,414	69.231%	63.047%	$1,348,834,089.51	$1,193,296,443.05	73.761%	69.034%

REPAYMENT
Active
Current	4.373%	3.680%	72,859	81,197	16.129%	18.862%	$250,384,479.83	$270,029,472.97	13.693%	15.622%
31-60 Days Delinquent	4.308%	3.562%	6,246	12,235	1.383%	2.842%	$19,092,750.70	$41,100,066.25	1.044%	2.378%
61-90 Days Delinquent	4.298%	3.633%	3,078	4,027	0.681%	0.935%	$9,456,837.03	$12,153,857.18	0.517%	0.703%
91-120 Days Delinquent	4.299%	3.667%	1,523	2,534	0.337%	0.589%	$4,469,818.94	$7,308,441.16	0.244%	0.423%
> 120 Days Delinquent	4.267%	3.575%	7,937	6,907	1.757%	1.604%	$21,111,166.86	$18,019,616.89	1.154%	1.042%
Deferment
Current	3.576%	2.916%	17,796	21,754	3.940%	5.054%	$70,293,870.10	$81,091,829.65	3.844%	4.691%
Forbearance
Current	4.263%	3.555%	29,057	29,308	6.433%	6.808%	$103,491,494.26	$102,215,342.18	5.660%	5.913%

TOTAL REPAYMENT	4.223%	3.526%	138,496	157,962	30.660%	36.694%	$478,300,417.72	$531,918,626.28	26.156%	30.772%

Claims in Process (1)	4.292%	3.717%	491	1,117	0.109%	0.259%	$1,497,440.66	$3,325,189.72	0.082%	0.192%
Aged Claims Rejected (2)	0.000%	4.220%	—	1	0.000%	0.000%	$—	$3,910.10	0.000%	0.000%

GRAND TOTAL	3.655%	3.033%	451,719	430,494	100.000%	100.000%	$1,828,631,947.89	$1,728,544,169.15	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-6    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.039%	240,542	$815,321,807.61	47.168%
-GSL - Unsubsidized	2.959%	178,907	854,797,018.15	49.452%
-PLUS Loans	4.209%	11,043	58,416,914.86	3.380%
-SLS Loans	4.050%	2	8,428.53	0.000%

-Total	3.033%	430,494	$1,728,544,169.15	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.012%	342,834	$1,503,777,504.68	86.997%
-Two Year	3.173%	58,725	146,117,578.51	8.453%
-Technical	3.302%	28,874	78,508,674.42	4.542%
-Other	4.583%	61	140,411.54	0.008%

-Total	3.033%	430,494	$1,728,544,169.15	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-6    Student Loan Rate Calculation and Interest Rate Cap Payments

A	Borrower Interest Accrued During Collection Period		$9,801,124.31
B	Interest Subsidy Payments Accrued During Collection Period		2,931,137.34
C	SAP Payments Accrued During Collection Period		49,735.62
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)		140,134.64
E	INV Earnings Accrued for Collection Period (CAP INT ACTS)		30,178.83
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		7,020.15

G	Net Expected Interest Collections		$12,959,330.89
H	Interest Rate Cap Payments Due to the Trust		Cap
	i	Cap Notional Amount	$650,000,000.00
	ii	Libor (Interpolated first period)	1.11875%
	iii	Cap %	4.00000%
	iv	Excess Over Cap (ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

VII.    2002-6    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1L Interest Rate	0.002827951	(6/16/03-9/15/03)	1.11875%
B	Class A-2L Interest Rate	0.002878507	(6/16/03-9/15/03)	1.13875%
C	Class A-3L Interest Rate	0.003055451	(6/16/03-9/15/03)	1.20875%
D	Class A-4L Interest Rate	0.003282951	(6/16/03-9/15/03)	1.29875%
E	Class A-4CP Interest Rate	0.003282058	(6/16/03-9/15/03)	1.31643%
F	Class B Interest Rate	0.003990729	(6/16/03-9/15/03)	1.57875%

6

VIII.    2002-6    Inputs From Original Data    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,828,631,947.89
	ii	Interest To Be Capitalized	55,064,899.27

	iii	Total Pool	$1,883,696,847.16
	iv	Specified Reserve Account Balance	4,709,242.12

	v	Total Adjusted Pool	$1,888,406,089.28

B	Total Note and Certificate Factor		0.93616225894
C	Total Note Balance		$1,894,511,563.42
D	Note Balance 6/16/2003		Class A-1L	Class A-2L	Class A-3L	Class A-4L	Class A-4CP	Class B
	i	Current Factor	0.5439066670	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$154,061,563.42	$532,500,000.00	$352,250,000.00	$595,000,000.00	$200,000,000.00	$60,700,000.00
E	Note Principal Shortfall		$6,105,474.14	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$4,709,242.12
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2002-6    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Sections III-F + VI-D +VI-H-v + X-G-vii )		$115,113,792.02	$115,113,792.02
B	Primary Servicing Fees—Current Month		$1,320,461.30	$113,793,330.72
C	Administration Fee		$20,000.00	$113,773,330.72
D	Noteholder's Interest Distribution Amount
	i	Class A-1L	$435,678.61	$113,337,652.11
	ii	Class A-2L	$1,532,804.95	$111,804,847.16
	iii	Class A-3L	$1,076,282.75	$110,728,564.41
	iv	Class A-4L	$1,953,356.08	$108,775,208.33
	v	Class A-4CP	$656,411.67	$108,118,796.66
	vi	Class B	$242,237.26	$107,876,559.40

	vii	Total Noteholder's Interest Distribution	$5,896,771.32
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1L	$107,876,559.40	$0.00
	ii	Class A-2L	$0.00	$0.00
	iii	Class A-3L	$0.00	$0.00
	iv	Class A-4L	$0.00	$0.00
	v	Class A-4CP	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$107,876,559.40
F	Increase to the Specified Reserve Account Balance		$0.00	$0.00
G	Carryover Servicing Fees		$0.00	$0.00
H	Noteholder's Interest Carryover
	i	Class A-1L	$0.00	$0.00
	ii	Class A-2L	$0.00	$0.00
	iii	Class A-3L	$0.00	$0.00
	iv	Class A-4L	$0.00	$0.00
	v	Class A-4CP	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Interest Carryover	$0.00
I	Excess to Reserve Account		$0.00	$0.00

8

X.    2002-6    Distributions

A	Distribution Amounts		Class A-1L	Class A-2L	Class A-3L	Class A-4L	Class A-4CP	Class B
	i	Quarterly Interest Due	$435,678.61	$1,532,804.95	$1,076,282.75	$1,953,356.08	$656,411.67	$242,237.26
	ii	Quarterly Interest Paid	435,678.61	1,532,804.95	$1,076,282.75	$1,953,356.08	$656,411.67	242,237.26

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$107,876,559.40	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	107,876,559.40	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$108,312,238.01	$1,532,804.95	$1,076,282.75	$1,953,356.08	$656,411.67	$242,237.26

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,894,511,563.42
	ii	Adjusted Pool Balance 8/31/03	1,786,635,004.02

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$107,876,559.40

	iv	Adjusted Pool Balance 5/31/03	$1,888,406,089.28
	v	Adjusted Pool Balance 8/31/03	1,786,635,004.02

	vi	Current Principal Due (iv-v)	$101,771,085.26
	vii	Principal Shortfall from Previous Collection Period	6,105,474.14

	viii	Principal Distribution Amount (vi + vii)	$107,876,559.40

	ix	Principal Distribution Amount Paid	$107,876,559.40
	x	Principal Shortfall (viii - ix)	$—
C	Total Principal Distribution		$107,876,559.40
D	Total Interest Distribution		5,896,771.32

E	Total Cash Distributions		$113,773,330.72
F	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GEF9	$154,061,563.42	$46,185,004.02
		A-1 Note Pool Factor	0.5439066670	0.1630538536
	ii	A-2 Note Balance 78442GEG7	$532,500,000.00	$532,500,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GEH5	$352,250,000.00	$352,250,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GEJ1	$595,000,000.00	$595,000,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-4CP Note Balance 78442GEK8	200,000,000.00	200,000,000.00
		A-4CP Note Pool Factor	1.000000000	1.000000000
	vi	B Note Balance 78442GEL6	$60,700,000.00	$60,700,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$4,709,242.12
	ii	Deposits to correct Shortfall	$—
	iii	Deposits from Excess Servicing	$0.00

	iv	Total Reserve Account Balance Available	$4,709,242.12
	v	Required Reserve Account Balance	$4,455,448.89
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$234,392.23
	viii	Excess Reserve — Release to SLM Funding Corp	$19,401.00
	viii	Ending Reserve Account Balance	$4,455,448.89

9

XI.    2002-6    Historical Pool Information

		6/1/03-9/30/03	3/1/03-5/31/03	12/1/02-2/28/03	11/05/02-11/30/02
Beginning Student Loan Portfolio Balance		$1,828,631,947.89	$1,874,244,730.53	$1,925,930,417.36	$1,961,617,208.92

Student Loan Principal Activity
i	Regular Principal Collections	$102,996,157.11	$31,079,447.91	$24,978,043.15	$20,391,329.39
ii	Principal Collections from Guarantor	3,082,248.86	1,841,482.72	1,146,147.64	102,005.25
iii	Principal Reimbursements	516,746.21	15,406,381.10	27,908,759.23	16,834,581.33
iv	Other System Adjustments	—	—	—	—

v	Total Principal Collections	$106,595,152.18	$48,327,311.73	$54,032,950.02	$37,327,915.97
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$217,358.97	$283,219.19	$598,094.63	$642,089.44
ii	Capitalized Interest	(6,724,732.41)	(2,997,748.28)	(2,945,357.82)	(2,283,213.85)

iii	Total Non-Cash Principal Activity	$(6,507,373.44)	$(2,714,529.09)	$(2,347,263.19)	$(1,641,124.41)

(-) Total Student Loan Principal Activity		$100,087,778.74	$45,612,782.64	$51,685,686.83	$35,686,791.56

Student Loan Interest Activity
i	Regular Interest Collections	$4,041,118.49	$3,158,109.07	$3,261,016.84	$2,529,714.25
ii	Interest Claims Received from Guarantors	94,023.78	59,883.88	17,012.45	596.61
iii	Collection Fees/Returned Items	17,741.07	10,549.27	5,931.86	1,736.24
iv	Late Fee Reimbursements	111,078.41	86,009.22	88,534.75	65,549.95
v	Interest Reimbursements	495,913.51	255,817.57	316,158.49	253,867.48
vi	Other System Adjustments	—	—	—	—
vii	Special Allowance Payments	(561.83)	16,566.61	—	—
viii	Subsidy Payments	6,099,782.54	3,992,310.72	2,567,763.19	—

ix	Total Interest Collections	$10,859,095.97	$7,579,246.34	$6,256,417.58	$2,851,464.53
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(187,485.71)	$(201,714.17)	$(530,992.66)	$(499,114.44)
ii	Capitalized Interest	6,724,732.41	2,997,748.28	2,945,357.82	2,283,213.85

iii	Total Non-Cash Interest Adjustments	$6,537,246.70	$2,796,034.11	$2,414,365.16	$1,784,099.41

Total Student Loan Interest Activity		$17,396,342.67	$10,375,280.45	$8,670,782.74	$4,635,563.94
(=) Ending Student Loan Portfolio Balance		$1,728,544,169.15	$1,828,631,947.89	$1,874,244,730.53	$1,925,930,417.36

(+) Interest to be Capitalized		$53,635,385.98	$55,064,899.27	$50,386,932.33	$45,305,709.59

(=) TOTAL POOL		$1,782,179,555.13	$1,883,696,847.16	$1,924,631,662.86	$1,971,236,126.95

(+) Reserve Account Balance		$4,455,448.89	$4,709,242.12	$4,811,579.16	$4,928,090.32

(=) Total Adjusted Pool		$1,786,635,004.02	$1,888,406,089.28	$1,929,443,242.02	$1,976,164,217.27

10

XII.    2002-6    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Dec-02	$1,971,236,127	6.18%
Mar-03	$1,924,631,663	7.46%
Jun-03	$1,883,696,847	7.56%
Sep-03	$1,782,179,555	10.59%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-7

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 6/1/03-8/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,881,653,690.96	$(36,093,969.43)	$1,845,559,721.53
	ii	Interest to be Capitalized	9,635,098.18		9,929,924.02

	iii	Total Pool	$1,891,288,789.14		$1,855,489,645.55
	iv	Specified Reserve Account Balance	4,728,221.97		4,638,724.11

	v	Total Adjusted Pool	$1,896,017,011.11		$1,860,128,369.66

B	i	Weighted Average Coupon (WAC)	7.488%		7.483%
	ii	Weighted Average Remaining Term	260.13		258.77
	iii	Number of Loans	95,455		93,913
	iv	Number of Borrowers	58,934		57,877
	v	Aggregate Outstanding Principal Balance—T-Bill	$434,179,571.64		$421,218,381.21
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,457,109,217.50		$1,434,271,264.34
	Notes			Spread	Balance 6/16/03	Balance 9/15/03
C	i	A-1 L Notes	78442GEM4	0.000%	$101,817,011.11	$65,928,369.66
	ii	A-2 L Notes	78442GEN2	0.040%	$229,400,000.00	$229,400,000.00
	iii	A-3 L Notes	78442GEP7	0.090%	$198,460,000.00	$198,460,000.00
	iv	A-4 L Notes	78442GEQ5	0.180%	$206,940,000.00	$206,940,000.00
	v	A-5 E Notes *	XS0158197821	0.270%	500,000,000.00	500,000,000.00
	vi	A-6 ARS Notes	78442GES1	ARS	$94,550,000.00	$94,550,000.00
	vii	A-7 ARS Notes	78442GET9	ARS	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GEU6	ARS	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GEV4	ARS	$100,000,000.00	$100,000,000.00
	x	A-10 ARS Notes	78442GEW2	ARS	$100,000,000.00	$100,000,000.00
	xi	A-11 ARS Notes	78442GEX0	ARS	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GEY8	ARS	$59,850,000.00	$59,850,000.00
	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$4,728,221.97	$4,638,724.11
	iv	Reserve Account Floor Balance ($)	$1,975,947.00	$1,975,947.00
	v	Current Reserve Acct Balance ($)	$4,728,221.97	$4,638,724.11
	Capitalized Interest Account		6/16/2003	9/15/2003
E	i	Current Capitalized Interest Account Balance ($)	$22,388,057.80	$22,444,024.92

* A-5 is denominated in Euros

1

II.    2002-7    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$43,237,722.83
	ii	Principal Collections from Guarantor	3,532,671.01
	iii	Principal Reimbursements	182.12
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$46,770,575.96
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$557,178.02
	ii	Capitalized Interest	(11,233,784.55)

	iii	Total Non-Cash Principal Activity	$(10,676,606.53)
C	Total Student Loan Principal Activity		$36,093,969.43

D	Student Loan Interest Activity
	i	Regular Interest Collections	$21,572,238.40
	ii	Interest Claims Received from Guarantors	238,811.60
	iii	Collection Fees	775.85
	iv	Late Fee Reimbursements	221,951.92
	v	Interest Reimbursements	371.46
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	32.50
	viii	Subsidy Payments	1,850,093.81

	ix	Total Interest Collections	$23,884,275.54
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(502,995.36)
	ii	Capitalized Interest	11,233,784.55

	iii	Total Non-Cash Interest Adjustments	$10,730,789.19
F	Total Student Loan Interest Activity		$34,615,064.73

G.	Non-Reimbursable Losses During Collection Period		$24,803.69
H.	Cumulative Non-Reimbursable Losses to Date		$26,699.21

2

III.    2002-7    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$29,580,553.45
	ii	Consolidation Principal Payments	$17,189,840.39
	iii	Reimbursements by Seller	0.00
	iv	Reimbursements by Servicer	182.12
	v	Re-purchased Principal	0.00

	vi	Total Principal Collections	$46,770,575.96
B	Interest Collections
	i	Interest Payments Received	$23,526,199.51
	ii	Consolidation Interest Payments	$134,976.80
	iii	Reimbursements by Seller	0.00
	iv	Reimbursements by Servicer	371.46
	v	Re-purchased Interest	0.00
	vi	Collection Fees/Returned Items	775.85
	vii	Late Fees	221,951.92

	viii	Total Interest Collections	$23,884,275.54
C	Other Reimbursements		192,084.05
D	Reserves in Excess of Reserve Requirement		$89,497.86
E	Trust Account Investment Income		$108,181.52
F	Administrator Account Investment Income		$147.78
	TOTAL FUNDS RECEIVED		$71,044,762.71
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Servicing Fees	$(769,587.54)
	ii	Consolidation Loan Rebate Fees	$(6,488,428.56)
	iii	ARS related fees, payments, and accruals (IV-A-v + IV-B-v)	$(2,204,786.67)

G	TOTAL AVAILABLE FUNDS		$61,581,959.95

H	Servicing Fees Due for Current Period		774,835.40
I	Carryover Servicing Fees Due		$—
J	Administration Fees Due		$20,000.00

K	Total Fees Due for Period		$794,835.40

3

IV.    2002-7    Auction Rate Security Detail

A    Auction Rate Securities Paid During Collection Period

i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
	06/20/2003	SLM TRUST 2002-7 A-7	1.310000%	28	05/23/2003	06/20/2003	101,888.89
	06/25/2003	SLM TRUST 2002-7 A- 10	1.330000%	28	05/28/2003	06/25/2003	103,444.44
	06/27/2003	SLM TRUST 2002-7 A-8	1.310000%	28	05/30/2003	06/27/2003	101,888.89
	07/01/2003	SLM TRUST 2002-7 A-9	1.300000%	28	06/03/2003	07/01/2003	101,111.11
	07/08/2003	SLM TRUST 2002-7 A-6	1.280000%	28	06/10/2003	07/08/2003	94,129.78
	07/08/2003	SLM TRUST 2002-7 B	1.320000%	28	06/10/2003	07/08/2003	61,446.00
	07/10/2003	SLM TRUST 2002-7 A- 11	1.190000%	28	06/12/2003	07/10/2003	92,555.56
	07/18/2003	SLM TRUST 2002-7 A-7	1.160000%	28	06/20/2003	07/18/2003	90,222.22
	07/23/2003	SLM TRUST 2002-7 A- 10	1.100000%	28	06/25/2003	07/23/2003	85,555.56
	07/25/2003	SLM TRUST 2002-7 A-8	1.130000%	28	06/27/2003	07/25/2003	87,888.89
	07/29/2003	SLM TRUST 2002-7 A-9	1.130000%	28	07/01/2003	07/29/2003	87,888.89
	08/05/2003	SLM TRUST 2002-7 A-6	1.110000%	28	07/08/2003	08/05/2003	81,628.17
	08/05/2003	SLM TRUST 2002-7 B	1.150000%	28	07/08/2003	08/05/2003	53,532.50
	08/07/2003	SLM TRUST 2002-7 A- 11	1.060000%	28	07/10/2003	08/07/2003	82,444.44
	08/15/2003	SLM TRUST 2002-7 A-7	1.090000%	28	07/18/2003	08/15/2003	84,777.78
	08/20/2003	SLM TRUST 2002-7 A- 10	1.110000%	28	07/23/2003	08/20/2003	86,333.33
	08/22/2003	SLM TRUST 2002-7 A-8	1.090000%	28	07/25/2003	08/22/2003	84,777.78
	08/26/2003	SLM TRUST 2002-7 A-9	1.090000%	28	07/29/2003	08/26/2003	84,777.78
ii	Auction Rate Security Payments Made During Collection Period			6/1/03-8/31/03			$1,566,292.01
iii	Broker/Dealer Fees Paid During Collection Period			6/1/03-8/31/03			$265,813.33
iv	Auction Agent Fees Paid During Collection Period			6/1/03-8/31/03			$11,297.07

v	Total Payments Out of Future Distribution Account During Collection Period						$1,843,402.41

B    Payments Set Aside During Collection Period for Future Distributions

i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Total Payment
	9/2/2003	SLM TRUST 2002-7 A-6	1.080000%	28	08/05/2003	9/2/2003	79,422.00
	09/02/2003	SLM TRUST 2002-7 B	1.130000%	28	08/05/2003	09/02/2003	52,601.50
	09/04/2003	SLM TRUST 2002-7 A- 11	1.100000%	28	08/07/2003	09/04/2003	85,555.56
	09/12/2003	SLM TRUST 2002-7 A-7	1.110000%	28	08/15/2003	09/12/2003	86,333.33
ii	Future Auction Rate Security Payments Set Aside						$303,912.39
iii	Future Broker Dealer Fees Set Aside for Payment						$55,128.89
iv	Future Auction Agent Fees Set Aside for Payment						$2,342.98
	Less: Auction Rate Security Payments and Fees due on the Distribution Date						$—

v	Total Funds Remaining in Future Distribution Account						$361,384.26

4

V.    2002-7    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	7.444%	7.443%	65,883	64,549	69.019%	68.733%	$1,231,896,618.74	$1,202,327,539.80	65.468%	65.147%
31-60 Days Delinquent	7.657%	7.759%	2,495	2,552	2.614%	2.717%	$47,848,742.29	$50,876,390.54	2.543%	2.757%
61-90 Days Delinquent	7.740%	7.766%	1,316	1,314	1.379%	1.399%	$26,601,921.35	$26,308,219.47	1.414%	1.425%
91-120 Days Delinquent	7.780%	7.898%	671	513	0.703%	0.546%	$13,958,070.05	$10,443,141.05	0.742%	0.566%
> 120 Days Delinquent	7.978%	8.012%	800	855	0.838%	0.910%	$17,902,256.09	$19,204,072.74	0.951%	1.041%
Deferment
Current	7.460%	7.445%	9,476	9,881	9.927%	10.521%	$189,668,234.47	$196,112,453.11	10.080%	10.626%
Forbearance
Current	7.572%	7.536%	14,739	14,177	15.441%	15.096%	$352,239,271.00	$338,894,453.43	18.720%	18.363%

TOTAL REPAYMENT	7.487%	7.482%	95,380	93,841	99.921%	99.924%	$1,880,115,113.99	$1,844,166,270.14	99.918%	99.924%

Claims in Process (1)	8.327%	8.260%	75	72	0.079%	0.077%	$1,538,576.97	$1,393,451.39	0.082%	0.076%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	7.488%	7.483%	95,455	93,913	100.000%	100.000%	$1,881,653,690.96	$1,845,559,721.53	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

5

VI.    2002-7    Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$33,005,982.88
B	Interest Subsidy Payments Accrued During Collection Period			1,330,220.92
C	SAP Payments Accrued During Collection Period			5.60
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO & FUT DIST ACTS)			108,181.52
E	INV Earnings Accrued for Collection Period (CAPITALIZED INTEREST ACCOUNT)			55,967.12
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)			147.78
G	Consolidation Loan Rebate Fees			(6,488,428.56)

H	Net Expected Interest Collections			$28,012,077.26
H	Currency Swap Payments Due to the Trust		Trust Receives	Trust Pays
	i	Aggregate Swap Notional Amount—Class A-5 *	500,000,000	$505,000,000
	ii	Euribor/Libor Rate	2.12400%	1.11875%
	iii	Spread	0.2700%	0.3300%

	iv	Final Rate (ii+iii)	2.39400%	1.44875%
	v	Swap Payments Due	3,025,750.00	$1,849,369.62

*
Payments are calculated using an exchange rate of $1.01 = €1.00

VII.    2002-7    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002827951	(6/16/03-9/15/03)	1.11875%
B	Class A-2 Interest Rate	0.002929063	(6/16/03-9/15/03)	1.15875%
C	Class A-3 Interest Rate	0.003055451	(6/16/03-9/15/03)	1.20875%
D	Class A-4 Interest Rate	0.003282951	(6/16/03-9/15/03)	1.29875%
E	Class A-5 Interest Rate	0.006051500	(6/16/03-9/15/03)	2.39400%

6

VIII.    2002-7    Inputs From Original Data    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,881,653,690.96
	ii	Interest To Be Capitalized	9,635,098.18

	iii	Total Pool	$1,891,288,789.14
	iv	Specified Reserve Account Balance	4,728,221.97

	v	Total Adjusted Pool	$1,896,017,011.11

B	Total Note and Certificate Factor		0.95006539714
C	Total Note Balance		$1,896,017,011.11
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class A-10	Class A-11	Class B
	i	Current Factor	0.5053705818	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$101,817,011.11	$229,400,000.00	$198,460,000.00	$206,940,000.00	500,000,000.00	$94,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$59,850,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$4,728,221.97
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2002-7    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( III-F)		$61,581,959.95	$61,581,959.95
B	Primary Servicing Fees—Current Month		$774,835.40	$60,807,124.55
C	Administration Fee		$20,000.00	$60,787,124.55
D	Auction Agent Fees Due 9/15/2003		$0.00	$60,787,124.55
	Broker/Dealer Fees Due 9/15/2003		$0.00	$60,787,124.55
E	Noteholders' Interest Distribution Amounts for 9/15/2003
	i	Class A-1	$287,933.56	$60,499,190.99
	ii	Class A-2	$671,926.94	$59,827,264.05
	iii	Class A-3	$606,384.88	$59,220,879.17
	iv	Class A-4	$679,373.96	$58,541,505.21
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$1,849,369.62	$56,692,135.59
	vi	Class A-6	$0.00	$56,692,135.59
	vii	Class A-7	$0.00	$56,692,135.59
	viii	Class A-8	$0.00	$56,692,135.59
	ix	Class A-9	$0.00	$56,692,135.59
	x	Class A-10	$0.00	$56,692,135.59
	xi	Class A-11	$0.00	$56,692,135.59
	xii	Class B	$0.00	$56,692,135.59

	xiii	Total Noteholder's Interest Distribution	$4,094,988.96
F	Noteholder's Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$35,888,641.45	$20,803,494.14
	ii	Class A-2	$0.00	$20,803,494.14
	iii	Class A-3	$0.00	$20,803,494.14
	iv	Class A-4	$0.00	$20,803,494.14
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	-	$20,803,494.14
	vi	Class A-6	$0.00	$20,803,494.14
	vii	Class A-7	$0.00	$20,803,494.14
	viii	Class A-8	$0.00	$20,803,494.14
	ix	Class A-9	$0.00	$20,803,494.14
	x	Class A-10	$0.00	$20,803,494.14
	xi	Class A-11	$0.00	$20,803,494.14
	xii	Class B	$0.00	$20,803,494.14

	xiii	Total Noteholder's Principal Distribution	$35,888,641.45
G	Increase to the Specified Reserve Account Balance		$0.00	$20,803,494.14
H	Carryover Servicing Fees		$0.00	$20,803,494.14
I	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$20,803,494.14
	ii	Class A-2	$0.00	$20,803,494.14
	iii	Class A-3	$0.00	$20,803,494.14
	iv	Class A-4	$0.00	$20,803,494.14
	v	Class A-5	$0.00	$20,803,494.14
	vi	Class A-6	$0.00	$20,803,494.14
	vii	Class A-7	$0.00	$20,803,494.14
	viii	Class A-8	$0.00	$20,803,494.14
	ix	Class A-9	$0.00	$20,803,494.14
	x	Class A-10	$0.00	$20,803,494.14
	xi	Class A-11	$0.00	$20,803,494.14
	xii	Class B	$0.00	$20,803,494.14

	xiii	Total Noteholder's Interest Carryover	$0.00
J	Excess Distribution Release to Certificateholders		$20,803,494.14	$0.00

*
Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment n the related Auction Rate Distribution date.

8

X.    2002-7    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class A-10	Class A-11	Class B
	i	Quarterly Interest Due	$287,933.56	$671,926.94	$606,384.88	$679,373.96	$1,849,369.62	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	287,933.56	671,926.94	$606,384.88	$679,373.96	$1,849,369.62	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$35,888,641.45	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	35,888,641.45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$36,176,575.01	$671,926.94	$606,384.88	$679,373.96	1,849,369.62	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,896,017,011.11
	ii	Adjusted Pool Balance 8/31/03	1,860,128,369.66

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$35,888,641.45

	iv	Adjusted Pool Balance 5/31/03	$1,896,017,011.11
	v	Adjusted Pool Balance 8/31/03	1,860,128,369.66

	vi	Current Principal Due (iv-v)	$35,888,641.45
	vii	Notes Issued Exceeding Adjusted Pool Balance	—

	viii	Principal Distribution Amount (vi + vii)	$35,888,641.45

	ix	Principal Distribution Amount Paid or Set Aside	$35,888,641.45
	x	Principal Shortfall (viii - ix)	$0.00
C	Total Principal Distribution		$35,888,641.45
D	Total Interest Distribution		4,094,988.96

E	Total Cash Distributions		$39,983,630.41
F	Note Balances		6/16/2003	9/15/2003	Balance	Next ARS Pay Date
	i	A-1 Note Balance 78442GEM4	$101,817,011.11	$65,928,369.66
		A-1 Note Pool Factor	0.5053705818	0.3272366589
	ii	A-2 Note Balance 78442GEN2	$229,400,000.00	$229,400,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GEP7	$198,460,000.00	$198,460,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GEQ5	$206,940,000.00	$206,940,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-5 Note Balance XS0158197821	500,000,000.00	$500,000,000.00
		A-5 Note Pool Factor	1.000000000	1.000000000
	vi	A-6 Note Balance 78442GES1	$94,550,000.00	$94,550,000.00	$94,550,000.00	09/30/03
		A-6 Note Pool Factor	1.000000000	1.000000000	1.000000000
	vii	A-7 Note Balance 78442GET9	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/10/03
		A-7 Note Pool Factor	1.000000000	1.000000000	1.000000000
	viii	A-8 Note Balance 78442GEU6	$100,000,000.00	$100,000,000.00	$100,000,000.00	09/19/03
		A-8 Note Pool Factor	1.000000000	1.000000000	1.000000000
	ix	A-9 Note Balance 78442GEV4	$100,000,000.00	$100,000,000.00	$100,000,000.00	09/23/03
		A-9 Note Pool Factor	1.000000000	1.000000000	1.000000000
	x	A-10 Note Balance 78442GEW2	$100,000,000.00	$100,000,000.00	$100,000,000.00	09/17/03
		A-10 Note Pool Factor	1.000000000	1.000000000	1.000000000
	xi	A-11 Note Balance 78442GEX0	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/02/03
		A-11 Note Pool Factor	1.000000000	1.000000000	1.000000000
	v	B Note Balance 78442GEY8	$59,850,000.00	$59,850,000.00	$59,850,000.00	09/30/03
		B Note Pool Factor	1.0000000000	1.0000000000	1.000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$4,728,221.97
	ii	Deposits to correct Shortfall	$—
	iii	Total Reserve Account Balance Available	$4,728,221.97

	iv	Required Reserve Account Balance	$4,638,724.11
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$89,497.86
	viii	Ending Reserve Account Balance	$4,638,724.11

9

XI.    2002-7    Historical Pool Information

		6/1/03-8/31/03	3/1/03-5/31/03	11/26/02-2/28/02
Beginning Student Loan Portfolio Balance		$1,881,653,690.96	$1,916,165,276.58	$1,966,111,167.94

Student Loan Principal Activity
i	Regular Principal Collections	$43,237,722.83	$31,742,029.82	$49,506,956.08
ii	Principal Collections from Guarantor	3,532,671.01	5,914,112.70	1,165,287.06
iii	Principal Reimbursements	182.12	7,494,761.77	21,937,270.22
iv	Other System Adjustments	—	—	—

v	Total Principal Collections	$46,770,575.96	$45,150,904.29	$72,609,513.36
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$557,178.02	$616,457.87	$1,683,851.02
ii	Capitalized Interest	(11,233,784.55)	(11,255,776.54)	(24,347,473.02)

iii	Total Non-Cash Principal Activity	$(10,676,606.53)	$(10,639,318.67)	$(22,663,622.00)

(-) Total Student Loan Principal Activity		$36,093,969.43	$34,511,585.62	$49,945,891.36

Student Loan Interest Activity
i	Regular Interest Collections	$21,572,238.40	$22,079,576.81	$44,674,185.75
ii	Interest Claims Received from Guarantors	238,811.60	447,897.20	32,792.91
iii	Collection Fees	775.85	738.31	726.75
iv	Late Fee Reimbursements	221,951.92	233,973.45	454,692.11
v	Interest Reimbursements	371.46	61,969.42	310,994.96
vi	Other System Adjustments	—	—	—
vii	Special Allowance Payments	32.50	12.17	—
viii	Subsidy Payments	1,850,093.81	782,499.73	1,592,487.63

ix	Total Interest Collections	$23,884,275.54	$23,606,667.09	$47,065,880.11
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(502,995.36)	$(546,479.28)	$(1,671,814.10)
ii	Capitalized Interest	11,233,784.55	11,255,776.54	24,347,473.02

iii	Total Non-Cash Interest Adjustments	$10,730,789.19	$10,709,297.26	$22,675,658.92

Total Student Loan Interest Activity		$34,615,064.73	$34,315,964.35	$69,741,539.03
(=) Ending Student Loan Portfolio Balance		$1,845,559,721.53	$1,881,653,690.96	$1,916,165,276.58

(+) Interest to be Capitalized		$9,929,924.02	$9,635,098.18	$9,015,094.51

(=) TOTAL POOL		$1,855,489,645.55	$1,891,288,789.14	$1,925,180,371.09

(+) Reserve Account Balance		$4,638,724.11	$4,728,221.97	$4,812,950.93

(=) Total Adjusted Pool		$1,860,128,369.66	$1,896,017,011.11	$1,929,993,322.02

10

XII.    2002-7    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Mar-03	$1,925,180,371	5.09%
Jun-03	$1,891,288,789	5.41%
Sep-03	$1,855,489,646	5.58%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-8

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 06/01/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,041,740,334.54	$(97,436,032.30)	$944,304,302.24
	ii	Interest to be Capitalized	35,695,759.50		30,681,511.72

	iii	Total Pool	$1,077,436,094.04		$974,985,813.96
	iv	Specified Reserve Account Balance	2,693,590.24		2,437,464.53

	v	Total Adjusted Pool	$1,080,129,684.28		$977,423,278.49

B	i	Weighted Average Coupon (WAC)	3.985%		3.345%
	ii	Weighted Average Remaining Term	122.32		121.79
	iii	Number of Loans	270,216		252,120
	iv	Number of Borrowers	127,694		121,260
	v	Aggregate Outstanding Principal Balance—T-Bill	$608,958,646.93		$529,728,635.02
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$468,477,447.11		$445,257,178.94
	Notes			Spread	Balance 6/16/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1 Notes	78442GEZ5	0.020%	$89,987,979.58	8.294%	$0.00	0.000%
	ii	A-2 Notes	78442GFA9	0.040%	368,000,000.00	33.919%	351,161,305.11	35.902%
	iii	A-3 Notes	78442GFB7	0.100%	173,000,000.00	15.945%	173,000,000.00	17.687%
	iv	A-4 Notes	78442GFC5	0.200%	418,503,000.00	38.573%	418,503,000.00	42.786%
	vi	B Notes	78442GFD3	0.500%	35,459,000.00	3.268%	35,459,000.00	3.625%

	vii	Total Notes			$1,084,949,979.58	100.000%	$978,123,305.11	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$2,693,590.24	$2,437,464.53
	iv	Reserve Account Floor Balance ($)	$1,170,259.00	$1,170,259.00
	v	Current Reserve Acct Balance ($)	$2,693,590.24	$2,437,464.53
	Capitalized Interest Account		6/16/2003	9/15/2003
E	i	Current Capitalized Interest Account Balance ($)	$5,027,000.31	$5,039,567.10

1

II.    2002-8    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$103,441,283.94
	ii	Principal Collections from Guarantor	777,397.75
	iii	Principal Reimbursements	448,430.35
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$104,667,112.04
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$1,153,325.23
	ii	Capitalized Interest	(8,384,404.97)

	iii	Total Non-Cash Principal Activity	$(7,231,079.74)
C	Total Student Loan Principal Activity		$97,436,032.30

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,984,813.74
	ii	Interest Claims Received from Guarantors	19,896.83
	iii	Collection Fees/Returned Items	7,605.09
	iv	Late Fee Reimbursements	103,067.59
	v	Interest Reimbursements	62,540.93
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	(177.72)
	viii	Subsidy Payments	3,279,496.44

	ix	Total Interest Collections	$7,457,242.90
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(1,149,833.20)
	ii	Capitalized Interest	8,384,404.97

	iii	Total Non-Cash Interest Adjustments	$7,234,571.77
F	Total Student Loan Interest Activity		$14,691,814.67

G.	Non-Reimbursable Losses During Collection Period		$3,811.82
H.	Cumulative Non-Reimbursable Losses to Date		$45,939.86

2

III.    2002-8    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$9,407,185.57
	ii	Consolidation Principal Payments	$94,811,496.12
	iii	Reimbursements by Seller	158,416.0
	iv	Reimbursements by Servicer	666.50
	v	Re-purchased Principal	289,347.81

	vi	Total Principal Collections	$104,667,112.04
B	Interest Collections
	i	Interest Payments Received	$5,253,639.04
	ii	Consolidation Interest Payments	$2,030,390.25
	iii	Reimbursements by Seller	56,314.70
	iv	Reimbursements by Servicer	860.51
	v	Re-purchased Interest	5,365.72
	vi	Collection Fees/Return Items	7,605.09
	vii	Late Fees	103,067.59

	viii	Total Interest Collections	$7,457,242.90
C	Other Reimbursements		$50,432.98
D	Reserves in Excess of the Requirement		$256,125.71
E	Swap Payments Received from Counterparties		$—
F	Administrator Account Investment Income		$4,062.97
G	Investment Earnings for Period in Trust Accounts		$129,965.72
H	Funds Released from Capitalized Interest Account		$—
I	Return funds borrowed for previous distribution		$—
	TOTAL AVAILABLE FUNDS		$112,564,942.32
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,562,012.92)

J	NET AVAILABLE FUNDS		$111,002,929.40

K	Servicing Fees Due for Current Period		$732,474.99
L	Carryover Servicing Fees Due		$—
M	Administration Fees Due		$20,000.00

N	Total Fees Due for Period		$752,474.99

3

IV.    2002-8    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	3.495%	2.858%	92,395	77,891	34.193%	30.894%	$326,047,538.09	$263,859,763.30	31.299%	27.943%
Grace
Current	3.491%	2.851%	45,390	37,037	16.798%	14.690%	$165,968,629.24	$154,573,277.03	15.932%	16.369%

TOTAL INTERIM	3.494%	2.856%	137,785	114,928	50.991%	45.584%	$492,016,167.33	$418,433,040.33	47.230%	44.312%

REPAYMENT
Active
Current	4.770%	4.013%	60,808	64,214	22.503%	25.470%	$173,651,805.19	$183,121,993.26	16.669%	19.392%
31-60 Days Delinquent	4.653%	3.806%	3,984	8,030	1.474%	3.185%	$13,103,648.74	$29,473,822.51	1.258%	3.121%
61-90 Days Delinquent	4.667%	3.901%	2,352	3,230	0.870%	1.281%	$8,236,482.32	$9,888,730.61	0.791%	1.047%
91-120 Days Delinquent	4.676%	3.943%	1,815	1,490	0.672%	0.591%	$6,974,341.46	$4,642,587.75	0.669%	0.492%
> 120 Days Delinquent	4.895%	4.064%	1,787	2,937	0.661%	1.165%	$5,688,055.81	$9,590,853.84	0.546%	1.016%
Deferment
Current	3.956%	3.291%	34,049	31,739	12.601%	12.589%	$187,014,769.54	$160,956,387.78	17.952%	17.045%
Forbearance
Current	4.599%	3.902%	27,511	25,437	10.181%	10.089%	$154,701,641.57	$127,881,943.70	14.850%	13.542%

TOTAL REPAYMENT	4.440%	3.751%	132,306	137,077	48.962%	54.370%	$549,370,744.63	$525,556,319.45	52.735%	55.655%

Claims in Process (1)	4.630%	3.861%	125	115	0.046%	0.046%	$353,422.58	$314,942.46	0.034%	0.033%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	3.985%	3.345%	270,216	252,120	100.000%	100.000%	$1,041,740,334.54	$944,304,302.24	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-8    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.383%	151,814	$481,499,536.87	50.990%
-GSL - Unsubsidized	3.285%	95,740	442,723,739.91	46.884%
-PLUS Loans	4.195%	2,063	10,733,799.03	1.137%
-SLS Loans	4.242%	2,503	9,347,226.43	0.990%

-Total	3.345%	252,120	$944,304,302.24	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.359%	203,670	$833,894,941.30	88.308%
-Two Year	3.275%	33,238	73,476,191.36	7.781%
-Technical	3.401%	15,109	36,680,921.91	3.884%
-Other	5.787%	103	252,247.67	0.027%

-Total	3.345%	252,120	$944,304,302.24	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-8    Student Loan Rate Calculation and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period		$6,401,975.20
B	Interest Subsidy Payments Accrued During Collection Period		1,540,989.97
C	SAP Payments Accrued During Collection Period		109,043.00
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)		129,965.72
E	INV Earnings Accrued for Collection Period (CAPPED INT ACCT)		12,566.79
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		4,062.97

G	Net Expected Interest Collections		$8,198,603.65
H	Student Loan Rate
	i	Days in Calculation Period	91
	ii	Days in Year	360
	iii	Net Expected Interest Collections	$8,198,603.65
	iv	Primary Servicing Fee	$2,294,487.91
	v	Administration Fee	$20,000.00
	vi	Swap Fees	$13,712.56
	vii	Total Pool Balance at Beginning of Collection Period	$1,077,436,094.04
	viii	Student Loan Rate	2.15545%
I	Interest Rate Swap Calculations
		Class A-1	Class A-2	Class A-3	Class A-4	Class B
i	Swap Notional Amount	$89,987,979.58	$368,000,000.00	$173,000,000.00	$418,503,000.00	$35,459,000.00
ii	Note Interest Rate	1.13875%	1.15875%	1.21875%	1.31875%	1.61875%
iii	Student Loan Rate	2.15545%	2.15545%	2.15545%	2.15545%	2.15545%
iv	Excess Over Student Loan Rate (ii-iii)	0.00000%	0.00000%	0.00000%	0.00000%	0.00000%
v	Swap Payments Due to Trust	$0.00	$0.00	$0.00	$0.00	$0.00

vi	Swap Payments Due to Counterparty (.005% per annum of swap notional)	$1,137.35	$4,651.11	$2,186.53	$5,289.41	$448.16

VII.    2002-8    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002878507	06/16/03-09/15/03	1.13875%
B	Class A-2 Interest Rate	0.002929063	06/16/03-09/15/03	1.15875%
C	Class A-3 Interest Rate	0.003080729	06/16/03-09/15/03	1.21875%
D	Class A-4 Interest Rate	0.003333507	06/16/03-09/15/03	1.31875%
F	Class B Interest Rate	0.004091840	06/16/03-09/15/03	1.61875%

6

VIII.    2002-8    Inputs From Original Data    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,041,740,334.54
	ii	Interest To Be Capitalized	35,695,759.50

	iii	Total Pool	$1,077,436,094.04
	iv	Specified Reserve Account Balance	2,693,590.24

	v	Total Adjusted Pool	$1,080,129,684.28

B	Total Note and Certificate Factor		0.91792289395
C	Total Note Balance		$1,084,949,979.58
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	0.4812191421	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$89,987,979.58	$368,000,000.00	$173,000,000.00	$418,503,000.00	$35,459,000.00
E	Note Principal Shortfall		$4,820,295.30	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$2,693,590.24
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2002-8    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-J )		$111,002,929.40	$111,002,929.40
B	Primary Servicing Fees—Current Month		$732,474.99	$110,270,454.41
C	Administration Fee		$20,000.00	$110,250,454.41
D	Swap Fees
	i	Fixed Rate Swap Payment	$4,570.85	$110,245,883.56
	ii	Fixed Rate Swap Payment	$4,570.85	$110,241,312.71
	iii	Fixed Rate Swap Payment	$4,570.85	$110,236,741.86

		Total Swap Fee	$13,712.56
E	Noteholder's Interest Distribution Amount
	i	Class A-1	$259,031.02	$109,977,710.84
	ii	Class A-2	$1,077,895.00	$108,899,815.84
	iii	Class A-3	$532,966.15	$108,366,849.69
	iv	Class A-4	$1,395,082.66	$106,971,767.03
	vi	Class B	$145,092.56	$106,826,674.47

	vii	Total Noteholder's Interest Distribution	$3,410,067.39
F	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$89,987,979.58	$16,838,694.89
	ii	Class A-2	$16,838,694.89	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$106,826,674.47
G	Increase to the Specified Reserve Account Balance		$0.00	$0.00
H	Floating Rate Swap Payment Reimbursement		$0.00	$0.00
I	Carryover Servicing Fees		$0.00	$0.00
J	Excess to Certificate Holder		$0.00	$0.00

8

X.    2002-8    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$259,031.02	$1,077,895.00	$532,966.15	$1,395,082.66	$145,092.56
	ii	Quarterly Interest Paid	259,031.02	1,077,895.00	$532,966.15	$1,395,082.66	145,092.56

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$89,987,979.58	$17,538,721.51	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	89,987,979.58	16,838,694.89	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$700,026.62	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$90,247,010.60	$17,916,589.89	$532,966.15	$1,395,082.66	$145,092.56

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,084,949,979.58
	ii	Adjusted Pool Balance 8/31/03	977,423,278.49

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$107,526,701.09

	iv	Adjusted Pool Balance 5/31/03	$1,080,129,684.28
	v	Adjusted Pool Balance 8/31/03	977,423,278.49

	vi	Current Principal Due (iv-v)	$102,706,405.79
	vii	Principal Shortfall from Previous Collection Period	4,820,295.30

	viii	Principal Distribution Amount (vi + vii)	$107,526,701.09

	ix	Principal Distribution Amount Paid	$106,826,674.47
	x	Principal Shortfall (viii - ix)	$700,026.62
C	Total Principal Distribution		$106,826,674.47
D	Total Interest Distribution		3,410,067.39

E	Total Cash Distributions		$110,236,741.86
F	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GEZ5	$89,987,979.58	$0.00
		A-1 Note Pool Factor	0.4812191421	0.0000000000
	ii	A-2 Note Balance 78442GFA9	$368,000,000.00	$351,161,305.11
		A-2 Note Pool Factor	1.0000000000	0.9542426769
	iii	A-3 Note Balance 78442GFB7	$173,000,000.00	$173,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GFC5	$418,503,000.00	$418,503,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	vi	B Note Balance 78442GFD3	$35,459,000.00	$35,459,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$2,693,590.24
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$2,693,590.24

	v	Required Reserve Account Balance	$2,437,464.53
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$256,125.71
	viii	Ending Reserve Account Balance	$2,437,464.53

9

XI.    2002-8    Historical Pool Information

		06/01/03-08/31/03	03/01/03-05/31/03	11/25/02-02/28/03
Beginning Student Loan Portfolio Balance		$1,041,740,334.54	$1,082,961,365.44	$1,135,254,917.81

Student Loan Principal Activity
i	Regular Principal Collections	$103,441,283.94	$32,097,703.73	$30,275,737.09
ii	Principal Collections from Guarantor	777,397.75	567,257.90	208,395.13
iii	Principal Reimbursements	448,430.35	10,651,856.64	27,628,341.57
iv	Other System Adjustments	—	—	—

v	Total Principal Collections	$104,667,112.04	$43,316,818.27	$58,112,473.79
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$1,153,325.23	$991,801.65	$1,946,299.27
ii	Capitalized Interest	(8,384,404.97)	(3,087,589.02)	(7,765,220.69)

iii	Total Non-Cash Principal Activity	$(7,231,079.74)	$(2,095,787.37)	$(5,818,921.42)

(-) Total Student Loan Principal Activity		$97,436,032.30	$41,221,030.90	$52,293,552.37

Student Loan Interest Activity
i	Regular Interest Collections	$3,984,813.74	$2,821,119.33	$2,800,442.90
ii	Interest Claims Received from Guarantors	19,896.83	9,981.43	1,497.09
iii	Collection Fees/Returned Items	7,605.09	5,738.37	4,446.71
iv	Late Fee Reimbursements	103,067.59	76,462.57	66,265.42
v	Interest Reimbursements	62,540.93	119,008.25	624,144.71
vi	Other System Adjustments	—	—	—
vii	Special Allowance Payments	(177.72)	8,485.52	—
viii	Subsidy Payments	3,279,496.44	532,605.16	897,423.71

ix	Total Interest Collections	$7,457,242.90	$3,573,400.63	$4,394,220.54
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(1,149,833.20)	$(912,648.47)	$(1,890,275.00)
ii	Capitalized Interest	8,384,404.97	3,087,589.02	7,765,220.69

iii	Total Non-Cash Interest Adjustments	$7,234,571.77	$2,174,940.55	$5,874,945.69

Total Student Loan Interest Activity		$14,691,814.67	$5,748,341.18	$10,269,166.23
(=) Ending Student Loan Portfolio Balance		$944,304,302.24	$1,041,740,334.54	$1,082,961,365.44

(+) Interest to be Capitalized		$30,681,511.72	$35,695,759.50	$33,568,088.21

(=) TOTAL POOL		$974,985,813.96	$1,077,436,094.04	$1,116,529,453.65

(+) Reserve Account Balance		$2,437,464.53	$2,693,590.24	$2,791,323.63

(=) Total Adjusted Pool		$977,423,278.49		$1,119,320,777.28

10

XII.    2002-8    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Mar-03	$1,116,529,454	13.00%
Jun-03	$1,077,436,094	12.60%
Sep-03	$974,985,814	18.58%

*
Since Issued CPR is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-1

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 06/01/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,984,165,719.72	$(35,135,501.46)	$1,949,030,218.26
	ii	Interest to be Capitalized	10,546,659.16		11,011,504.86

	iii	Total Pool	$1,994,712,378.88		$1,960,041,723.12
	iv	Specified Reserve Account Balance	4,986,780.95		4,900,104.31

	v	Total Adjusted Pool	$1,999,699,159.83		$1,964,941,827.43

B	i	Weighted Average Coupon (WAC)	7.391%		7.388%
	ii	Weighted Average Remaining Term	265.62		264.49
	iii	Number of Loans	99,432		97,798
	iv	Number of Borrowers	60,934		59,810
	v	Aggregate Outstanding Principal Balance—T-Bill	$390,104,342.37		$378,469,647.81
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,604,608,036.51		$1,581,572,075.31
	Notes and Certificates			Spread	Balance 6/16/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1 Notes	78442GFE1	0.020%	$135,769,159.83	6.789%	$101,011,827.43	5.141%
	ii	A-2 Notes	78442GFF8	0.040%	231,000,000.00	11.552%	231,000,000.00	11.756%
	iii	A-3 Notes	78442GFG6	0.110%	211,000,000.00	10.552%	211,000,000.00	10.738%
	iv	A-4 Notes	78442GFH4	0.190%	197,000,000.00	9.852%	197,000,000.00	10.026%
	v	A-5A Notes	78442GFK7	—	332,650,000.00	16.635%	332,650,000.00	16.929%
	vi	A-5B Notes	78442GFL5	0.160%	430,000,000.00	21.503%	430,000,000.00	21.884%
	vii	A-5C Notes	78442GFM3	0.250%	400,000,000.00	20.003%	400,000,000.00	20.357%
	viii	B Notes	78442GFJ0	0.600%	62,280,000.00	3.114%	62,280,000.00	3.169%

	ix	Total Notes			$1,999,699,159.83	100.000%	$1,964,941,827.43	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$—	$—
	iii	Specified Reserve Acct Balance ($)	$4,986,780.95	$4,900,104.31
	iv	Reserve Account Floor Balance ($)	$3,083,057.00	$3,083,057.00
	v	Current Reserve Acct Balance ($)	$4,986,780.95	$4,900,104.31
	Other Accounts		6/16/2003	9/15/2003
E	i	Remarketing Fee Account	$4,069,275.00	$4,069,275.00
	ii	Capitalized Interest Account	$23,842,621.26	$23,902,224.61
	iii	Principal Accumulation Account (A-5A)	$—	$—
	iv	Supplemental Interest Account (A-5A)	$—	$—

1

II.    2003-1    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$43,622,326.52
	ii	Principal Collections from Guarantor	4,489,439.72
	iii	Principal Reimbursements	63.89
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$48,111,830.13
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$499,802.21
	ii	Capitalized Interest	(13,476,130.88)

	iii	Total Non-Cash Principal Activity	$(12,976,328.67)
C	Total Student Loan Principal Activity		$35,135,501.46

D	Student Loan Interest Activity
	i	Regular Interest Collections	$20,765,238.01
	ii	Interest Claims Received from Guarantors	237,203.23
	iii	Collection Fees/Returned Items	1,271.22
	iv	Late Fee Reimbursements	244,905.47
	v	Interest Reimbursements	101.40
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	101.70
	viii	Subsidy Payments	1,203,573.67

	ix	Total Interest Collections	$22,452,394.70
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(451,635.61)
	ii	Capitalized Interest	13,476,130.88

	iii	Total Non-Cash Interest Adjustments	$13,024,495.27
F	Total Student Loan Interest Activity		$35,476,889.97

G.	Non-Reimbursable Losses During Collection Period		$46,330.40
H.	Cumulative Non-Reimbursable Losses to Date		$58,489.52

2

III.    2003-1    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$26,316,011.62
	ii	Consolidation Principal Payments	21,795,754.62
	iii	Reimbursements by Seller	0.02
	iv	Reimbursements by Servicer	63.87
	v	Re-purchased Principal	0.00

	vi	Total Principal Collections	$48,111,830.13
B	Interest Collections
	i	Interest Payments Received	$22,039,700.71
	ii	Consolidation Interest Payments	166,415.90
	iii	Reimbursements by Seller	0.00
	iv	Reimbursements by Servicer	101.40
	v	Re-purchased Interest	0.00
	vi	Collection Fees/Return Items	1,271.22
	vii	Late Fees	244,905.47

	viii	Total Interest Collections	$22,452,394.70
C	Other Reimbursements		$190,766.11
D	Reserves In Excess of the Requirement		$86,676.64
E	Reset Period Target Amount Excess		$—
F	Interest Rate Cap Proceeds		$—
G	Interest Rate Swap Proceeds		$1,871,156.25
H	Administrator Account Investment Income		$857.85
I	Trust Account Investment Income		$120,060.20
J	Funds Released from Capitalized Interest Account		$—
	TOTAL AVAILABLE FUNDS		$72,833,741.88
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,653,619.29)
	Consolidation Loan Rebate Fees		$(6,804,986.46)

K	NET AVAILABLE FUNDS		$64,375,136.13

			$64,040,536.02
L	Servicing Fees Due for Current Period		$817,524.47
M	Carryover Servicing Fees Due		$—
N	Administration Fees Due		$25,000.00

O	Total Fees Due for Period		$842,524.47

3

IV.    2003-1    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0	$0	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0	$0	0.000%	0.000%

TOTAL INTERIM	0.000%	3.494%	0	0	0.000%	0.000%	$0	$0	0.000%	0.000%

REPAYMENT
Active
Current	7.341%	7.352%	66,405	64,762	66.785%	66.221%	$1,242,393,915.67	$1,210,164,583.51	62.615%	62.091%
31-60 Days Delinquent	7.543%	7.606%	3,024	2,573	3.041%	2.631%	$60,652,839.88	$51,043,006.00	3.057%	2.619%
61-90 Days Delinquent	7.685%	7.700%	1,123	1,425	1.129%	1.457%	$22,384,019.34	$29,281,701.21	1.128%	1.502%
91-120 Days Delinquent	7.729%	7.653%	558	671	0.561%	0.686%	$11,780,405.76	$13,002,005.87	0.594%	0.667%
> 120 Days Delinquent	8.045%	7.918%	863	901	0.868%	0.921%	$19,995,437.07	$20,759,138.59	1.008%	1.065%
Deferment
Current	7.349%	7.330%	9,152	9,743	9.204%	9.962%	$192,197,621.33	$201,461,317.77	9.687%	10.336%
Forbearance
Current	7.477%	7.435%	18,191	17,604	18.295%	18.000%	$432,417,307.85	$420,972,545.50	21.793%	21.599%

TOTAL REPAYMENT	7.391%	7.204%	99,316	97,679	99.884%	99.879%	$1,981,821,546.90	$1,946,684,298.45	99.882%	99.880%

Claims in Process (1)	7.388%	7.488%	116	119	0.117%	0.122%	$2,344,172.82	$2,345,919.81	0.118%	0.120%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	7.391%	3.985%	99,432	97,798	100.000%	100.000%	$1,984,165,719.72	$1,949,030,218.26	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-1    Various Interest Accruals and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period		$34,552,388.29
B	Interest Subsidy Payments Accrued During Collection Period		1,307,452.67
C	SAP Payments Accrued During Collection Period		31.79
D	Investment Earnings Accrued for Collection Period (TRUST ACCOUNTS except CAP INT ACCT)		120,060.20
E	Investment Earnings Accrued for Collection Period (CAP INT ACCOUNTS)		59,603.35
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		857.85
G	Consolidation Loan Rebate Fees		(6,804,986.46)

H	Net Expected Interest Collections		$29,235,407.69
I	Interest Rate Cap Payments Due to the Trust
			Cap
	i	Cap Notional Amount	$600,000,000.00
	ii	Libor (3M)	1.11875%
	iii	Cap %	5.00000%
	iv	Excess Over Cap (ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

Interest Rate Swap on Fixed Rate Reset Notes

		A-5A Swap Calc	A-5B Swap Calc	A-5C Swap Calc
Swap Payments
i	Notional Swap Amount	332,650,000	—	—
SLM Student Loan Trust Pays:
iia	3 Month Libor	1.11875%	0.00000%	0.00000%
iib	Spread	0.123%	0.000%	0.000%

iic	Pay Rate	1.24175%	0.00000%	0.00000%
iii	Gross Swap Payment Due Counterparty	$1,044,144.46	$0.00	$0.00
iv	Days in Period 6/16/2003 9/15/2003	91	91	91
Counterparty Pays:
v	Fixed Rate Equal To Respective Reset Note Rate	2.25000%	0.00000%	0.00000%
vi	Gross Swap Receipt Due Trust	$1,871,156.25	$0.00	$0.00
vii	Days in Period 6/15/2003 9/15/2003	90	90	90

5

VI.    2003-1    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate	Index
A	Class A-1 Interest Rate	0.002878507	(06/16/03-09/15/03)	1.13875%	LIBOR
B	Class A-2 Interest Rate	0.002929063	(06/16/03-09/15/03)	1.15875%	LIBOR
C	Class A-3 Interest Rate	0.003106007	(06/16/03-09/15/03)	1.22875%	LIBOR
D	Class A-4 Interest Rate	0.003308229	(06/16/03-09/15/03)	1.30875%	LIBOR
E	Class A-5A Interest Rate	0.005625000	(06/15/03-09/15/03)	2.25000%	Fixed
F	Class A-5B Interest Rate	0.003232396	(06/16/03-09/15/03)	1.27875%	LIBOR
G	Class A-5C Interest Rate	0.003459896	(06/16/03-09/15/03)	1.36875%	LIBOR
H	Class B Interest Rate	0.004344618	(06/16/03-09/15/03)	1.71875%	LIBOR

6

VII.    2003-1    Inputs From Prior Quarter    5/31/2003

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,984,165,719.72
	ii	Interest To Be Capitalized	10,546,659.16

	iii	Total Pool	$1,994,712,378.88
	iv	Specified Reserve Account Balance	4,986,780.95

	v	Total Adjusted Pool	$1,999,699,159.83

B	Total Note and Certificate Factor		0.96327870392
C	Total Note Balance		$1,999,699,159.83
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class B
	i	Current Factor	0.6404205652	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$135,769,159.83	$231,000,000.00	$211,000,000.00	$197,000,000.00	$332,650,000.00	$430,000,000.00	$400,000,000.00	$62,280,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$4,986,780.95
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

VIII.    2003-1    Remarketing Fee and Trigger Events

Remarketing Fee Account Reconciliation		A-5A	A-5B	A-5C	Total
	Next Reset Date	6/15/2005	9/17/2007	9/15/2009
i	Reset Period Target Amount	$1,164,275.00	$1,505,000.00	$1,400,000.00	$4,069,275.00
ii	Remarketing Fee Account Balance (net of inv earnings)	$1,164,275.00	$1,505,000.00	$1,400,000.00	$4,069,275.00

iii	Quarterly Funding Amount	$—	$—	$—	$—

IX.    2003-1    Trigger Events

A	Has Stepdown Date Occurred?		N
	The Stepdown Date is the earlier of (1) 12/15/2007 or (2) the first date on which no class A notes remain outstanding.
B	Note Balance Trigger		N
C	Cumulative Default Triggers
	Cumulative Prin Balance of Defaulted Loans		$12,681,001.31
	Initial Pool Balance		$2,055,371,512.04
	Cumulative Default Percentage		0.617%
	i	Dec 2007 - Sept 2008 (cumumlative default > 35%)	N
	ii	Dec 2008 - Sept 2009 (cumumlative default > 40%)	N
	iii	Dec 2009 - Sept 2010 (cumumlative default > 45%)	N
	iv	Dec 2010 and thereafter (cumumlative default > 50%)	N
	Class A Percentage		100.00%
	Class B Percentage		0.00%

7

X.    2003-1    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-K )		$64,375,136.13	$64,375,136.13
B	Primary Servicing Fees—Current Month		$817,524.47	$63,557,611.66
C	Administration Fee		$25,000.00	$63,532,611.66
D	Aggregate Quarterly Funding Amount		$0.00	$63,532,611.66
E	Noteholder's Interest Distribution Amounts
	i	Class A-1	$390,812.47	$63,141,799.19
	ii	Class A-2	$676,613.44	$62,465,185.75
	iii	Class A-3	$655,367.47	$61,809,818.28
	iv	Class A-4	$651,721.15	$61,158,097.13
	v	Class A-5A	$1,871,156.25	$59,286,940.88
	vi	Class A-5B	$1,389,930.21	$57,897,010.67
	vii	Class A-5C	$1,383,958.33	$56,513,052.34
	viii	Interest Rate Swap Payment	$1,044,144.46	$55,468,907.88

		Total	$8,063,703.78
F	Class B Noteholders' Interest Distribution Amount		$270,582.81	$55,198,325.07
G	Noteholder's Principal Distribution Amounts Paid (or set aside*)
	i	Class A-1	$34,757,332.40	$20,440,992.67
	ii	Class A-2	$0.00	$20,440,992.67
	iii	Class A-3	$0.00	$20,440,992.67
	iv	Class A-4	$0.00	$20,440,992.67
	v	Class A-5A	$0.00	$20,440,992.67
	vi	Class A-5B	$0.00	$20,440,992.67
	vii	Class A-5C	$0.00	$20,440,992.67

		Total	$34,757,332.40
H	Increase to Supplemental Interest Account		$0.00	$20,440,992.67
I	Class B Noteholder's Principal Distribution Amount		$0.00	$20,440,992.67
J	Increase to the Specified Reserve Account		$0.00	$20,440,992.67
K	Carryover Servicing Fees		$0.00	$20,440,992.67
L	Remarketing Costs in Excess of Remarketing Fee Account		$0.00	$20,440,992.67
M	Excess to Excess Distribution Certificate Holder		$20,440,992.67	$0.00

*
Amounts allocated to classes of fixed rate reset notes are deposited into their accumulation account for distribution on the next related reset date

8

XI.    2003-1    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class B
	i	Quarterly Interest Due	$390,812.47	$676,613.44	$655,367.47	$651,721.15	$1,871,156.25	$1,389,930.21	$1,383,958.33	$270,582.81
	ii	Quarterly Interest Paid	390,812.47	676,613.44	655,367.47	651,721.15	1,871,156.25	1,389,930.21	1,383,958.33	270,582.81

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$34,757,332.40	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	34,757,332.40	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$35,148,144.87	$676,613.44	$655,367.47	$651,721.15	$1,871,156.25	$1,389,930.21	$1,383,958.33	$270,582.81

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 6/16/2003	$1,999,699,159.83
	ii	Adjusted Pool Balance 8/31/2003	1,964,941,827.43

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$34,757,332.40

	iv	Adjusted Pool Balance 5/31/2003	$1,999,699,159.83
	v	Adjusted Pool Balance 8/31/2003	1,964,941,827.43

	vi	Current Principal Due (iv-v)	$34,757,332.40
	vii	Principal Shortfall from Prior Collection Period	—

	viii	Principal Distribution Amount (vi + vii)	$34,757,332.40

	ix	Principal Distribution Amount Paid	$34,757,332.40
	x	Principal Shortfall (viii - ix)	$—
C	Total Principal Distribution		$34,757,332.40
D	Total Interest Distribution		7,290,142.13

E	Total Cash Distributions		$42,047,474.53
F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$4,986,780.95
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$4,986,780.95

	v	Required Reserve Account Balance	$4,900,104.31
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$86,676.64
	viii	Ending Reserve Account Balance	$4,900,104.31
G	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GFE1	$135,769,159.83	$101,011,827.43
		A-1 Note Pool Factor	0.6404205652	0.4764708841
	ii	A-2 Note Balance 78442GFF8	$231,000,000.00	$231,000,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GFG6	$211,000,000.00	$211,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GFH4	$197,000,000.00	$197,000,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-5A Note Balance 78442GFK7	$332,650,000.00	332,650,000.00
		A-5A Note Pool Factor	1.0000000000	1.0000000000
	vi	A-5B Note Balance 78442GFL5	$430,000,000.00	$430,000,000.00
		A-5B Note Pool Factor	1.0000000000	1.0000000000
	vii	A-5C Note Balance 78442GFM3	$400,000,000.00	$400,000,000.00
		A-5C Note Pool Factor	1.0000000000	1.0000000000
	viii	B Note Balance 78442GFJ0	$62,280,000.00	$62,280,000.00
		B Note Pool Factor	1.0000000000	1.0000000000

9

XII.    2003-1    Historical Pool Information

		06/01/03-08/31/03	03/01/03-05/31/03	11/07/02-02/28/03
Beginning Student Loan Portfolio Balance		$1,984,165,719.72	$2,012,590,208.65	$2,046,987,868.01

Student Loan Principal Activity
i	Regular Principal Collections	$43,622,326.52	$29,569,148.82	$30,639,821.96
ii	Principal Collections from Guarantor	4,489,439.72	2,325,326.04	1,415,411.02
iii	Principal Reimbursements	63.89	10,083,723.49	17,537,650.81
iv	Other System Adjustments	—	—	—

v	Total Principal Collections	$48,111,830.13	$41,978,198.35	$49,592,883.79
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$499,802.21	$585,089.69	$853,830.54
ii	Capitalized Interest	(13,476,130.88)	(14,138,799.11)	(16,049,054.97)

iii	Total Non-Cash Principal Activity	$(12,976,328.67)	$(13,553,709.42)	$(15,195,224.43)

(-) Total Student Loan Principal Activity		$35,135,501.46	$28,424,488.93	$34,397,659.36

Student Loan Interest Activity
i	Regular Interest Collections	$20,765,238.01	$21,001,285.70	$27,642,370.55
ii	Interest Claims Received from Guarantors	237,203.23	86,060.01	27,283.31
iii	Collection Fees/Returned Items	1,271.22	712.92	1,093.87
iv	Late Fee Reimbursements	244,905.47	233,008.40	305,557.25
v	Interest Reimbursements	101.40	90,549.00	155,040.57
vi	Other System Adjustments	—	—	—
vii	Special Allowance Payments	101.70	—	—
viii	Subsidy Payments	1,203,573.67	584,057.41	—

ix	Total Interest Collections	$22,452,394.70	$21,995,673.44	$28,131,345.55
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(451,635.61)	$(571,480.07)	$(850,275.74)
ii	Capitalized Interest	13,476,130.88	14,138,799.11	16,049,054.97

iii	Total Non-Cash Interest Adjustments	$13,024,495.27	$13,567,319.04	$15,198,779.23

Total Student Loan Interest Activity		$35,476,889.97	$35,562,992.48	$43,330,124.78
(=) Ending Student Loan Portfolio Balance		$1,949,030,218.26	$1,984,165,719.72	$2,012,590,208.65

(+) Interest to be Capitalized		$11,011,504.86	$10,546,659.16	$10,327,821.90

(=) TOTAL POOL		$1,960,041,723.12	$1,994,712,378.88	$2,022,918,030.55

(+) Reserve Account Balance		$4,900,104.31	$4,986,780.95	$5,057,295.08

(=) Total Adjusted Pool		$1,964,941,827.43	$1,999,699,159.83	$2,027,975,325.63

10

XIII.    2003-1    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Mar-03	$2,022,918,031	5.17%
Jun-03	$1,994,712,379	5.18%
Sep-03	$1,960,041,723	5.37%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-2

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 6/1/03-8/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,955,877,514.93	$(36,274,696.53)	$1,919,602,818.40
	ii	Interest to be Capitalized	10,602,091.58		10,268,453.76

	iii	Total Pool	$1,966,479,606.51		$1,929,871,272.16
	iv	Specified Reserve Account Balance	4,916,199.02		4,824,678.18

	v	Total Adjusted Pool	$1,971,395,805.53		$1,934,695,950.34

B	i	Weighted Average Coupon (WAC)	7.257%		7.254%
	ii	Weighted Average Remaining Term	264.29		263.30
	iii	Number of Loans	99,456		97,798
	iv	Number of Borrowers	62,295		61,112
	v	Aggregate Outstanding Principal Balance—T-Bill	$390,433,740.01		$379,216,206.62
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,576,045,866.50		$1,550,655,065.90
	Notes			Spread	Balance 6/16/03	Balance 9/15/03
C	i	A-1 L Notes	78442GFN1	0.020%	$108,559,805.53	$71,859,950.34
	ii	A-2 L Notes	78442GFP6	0.030%	$246,045,000.00	$246,045,000.00
	iii	A-3 L Notes	78442GFQ4	0.100%	$263,529,000.00	$263,529,000.00
	iv	A-4 L Notes	78442GFR2	0.190%	$288,861,000.00	$288,861,000.00
	v	A-5 E Notes *	XS0163731846	0.260%	588,000,000.00	588,000,000.00
	vi	A-6 ARS Notes	78442GFT8	ARS	$66,550,000.00	$66,550,000.00
	vii	A-7 ARS Notes	78442GFU5	ARS	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GFV3	ARS	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GFW1	ARS	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GFX9	ARS	$60,753,000.00	$60,753,000.00
	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$4,916,199.02	$4,824,678.18
	iv	Reserve Account Floor Balance ($)	$2,005,060.00	$2,005,060.00
	v	Current Reserve Acct Balance ($)	$4,916,199.02	$4,824,678.18
	Capitalized Interest Account		6/16/2003	9/15/2003
E	i	Current Capitalized Interest Account Balance ($)	$26,775,279.96	$26,842,214.52

* A-5 is denominated in Euros

1

II.    2003-2    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$46,216,024.88
	ii	Principal Collections from Guarantor	2,810,510.48
	iii	Principal Reimbursements	53,517.04
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$49,080,052.40
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$565,559.80
	ii	Capitalized Interest	(13,370,915.67)

	iii	Total Non-Cash Principal Activity	$(12,805,355.87)
C	Total Student Loan Principal Activity		$36,274,696.53

D	Student Loan Interest Activity
	i	Regular Interest Collections	$20,052,495.35
	ii	Interest Claims Received from Guarantors	101,726.48
	iii	Collection Fees	2,447.92
	iv	Late Fee Reimbursements	236,617.93
	v	Interest Reimbursements	696.25
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	23.03
	viii	Subsidy Payments	560,932.12

	ix	Total Interest Collections	$20,954,939.08
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(551,719.10)
	ii	Capitalized Interest	13,370,915.67

	iii	Total Non-Cash Interest Adjustments	$12,819,196.57
F	Total Student Loan Interest Activity		$33,774,135.65

G.	Non-Reimbursable Losses During Collection Period		$14,947.28
H.	Cumulative Non-Reimbursable Losses to Date		$14,947.28

2

III.    2003-2    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$24,491,278.14
	ii	Consolidation Principal Payments	$24,535,257.22
	iii	Reimbursements by Seller	53,517.04
	iv	Reimbursements by Servicer	0.00
	v	Re-purchased Principal	0.00

	vi	Total Principal Collections	$49,080,052.40
B	Interest Collections
	i	Interest Payments Received	$20,510,841.06
	ii	Consolidation Interest Payments	$204,335.92
	iii	Reimbursements by Seller	625.27
	iv	Reimbursements by Servicer	70.98
	v	Re-purchased Interest	0.00
	vi	Collection Fees/Return Items	2,447.92
	vii	Late Fees	236,617.93

	viii	Total Interest Collections	$20,954,939.08
C	Other Reimbursements		191,617.11
D	Reserves in Excess of Reserve Requirement		$91,520.84
E	Trust Account Investment Income		$105,503.66
F	Administrator Account Investment Income		$10,282.62
	TOTAL FUNDS RECEIVED		$70,433,915.71
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Servicing Fees	$(1,630,271.16)
	ii	Consolidation Loan Rebate Fees	$(6,701,683.30)
	iii	ARS related fees, payments, and accruals (IV-A-v + IV-B-v)	$(1,553,630.14)

G	TOTAL AVAILABLE FUNDS		$60,548,331.11

H	Servicing Fees Due for Current Period		$805,795.83
I	Carryover Servicing Fees Due		$—
J	Administration Fees Due		$20,000.00

K	Total Fees Due for Period		$825,795.83

3

IV.    2003-2    Auction Rate Security Detail

A    Auction Rate Securities Paid During Collection Period

i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
	06/16/2003	SLM TRUST 2003-2 A-6	1.310000%	28	05/19/2003	06/16/2003	67,807.06
	06/18/2003	SLM TRUST 2003-2 A-9	1.310000%	28	05/21/2003	06/18/2003	101,888.89
	06/23/2003	SLM TRUST 2003-2 A-7	1.310000%	27	05/27/2003	06/23/2003	98,250.00
	06/23/2003	SLM TRUST 2003-2 B	1.320000%	27	05/27/2003	06/23/2003	60,145.47
	06/30/2003	SLM TRUST 2003-2 A-8	1.320000%	28	06/02/2003	06/30/2003	102,666.67
	07/14/2003	SLM TRUST 2003-2 A-6	1.210000%	28	06/16/2003	07/14/2003	62,630.94
	07/16/2003	SLM TRUST 2003-2 A-9	1.100000%	28	06/18/2003	07/16/2003	85,555.56
	07/21/2003	SLM TRUST 2003-2 A-7	1.140000%	28	06/23/2003	07/21/2003	88,666.67
	07/21/2003	SLM TRUST 2003-2 B	1.220000%	28	06/23/2003	07/21/2003	57,647.85
	07/28/2003	SLM TRUST 2003-2 A-8	1.150000%	28	06/30/2003	07/28/2003	89,444.44
	08/11/2003	SLM TRUST 2003-2 A-6	1.090000%	28	07/14/2003	08/11/2003	56,419.61
	08/13/2003	SLM TRUST 2003-2 A-9	1.070000%	28	07/16/2003	08/13/2003	83,222.22
	08/18/2003	SLM TRUST 2003-2 A-7	1.100000%	28	07/21/2003	08/18/2003	85,555.56
	08/18/2003	SLM TRUST 2003-2 B	1.100000%	28	07/21/2003	08/18/2003	51,977.57
	08/25/2003	SLM TRUST 2003-2 A-8	1.110000%	28	07/28/2003	08/25/2003	86,333.33
ii	Auction Rate Security Payments Made During Collection Period			6/1/03-8/31/03			$1,178,211.84
iii	Broker/Dealer Fees Paid During Collection Period			6/1/03-8/31/03			$198,514.99
iv	Auction Agent Fees Paid During Collection Period			6/1/03-8/31/03			$8,436.89

v	Total Payments Out of Future Distribution Account During Collection Period						$1,385,163.72

B    Payments Set Aside During Collection Period for Future Distributions

i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Total Payment
	09/08/2003	SLM TRUST 2003-2 A-6	1.080000%	28	08/11/2003	09/08/2003	55,902.00
	09/10/2003	SLM TRUST 2003-2 A-9	1.100000%	28	08/13/2003	09/10/2003	85,555.56
	09/15/2003	SLM TRUST 2003-2 A-7	1.110000%	28	08/18/2003	09/15/2003	86,333.33
	09/15/2003	SLM TRUST 2003-2 B	1.150000%	28	08/18/2003	09/15/2003	54,340.18
ii	Future Auction Rate Security Payments Set Aside						$282,131.07
iii	Future Broker Dealer Fees Set Aside for Payment						$50,913.80
iv	Future Auction Agent Fees Set Aside for Payment						$2,163.84
	Less: Auction Rate Security Interest Payments due on the Distribution Date						$(140,673.51)
	Less: Auction Rate Security Auction Agent Fees due on the Distribution Date						$(1,062.76)
	Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date						$(25,006.02)
v	Total Funds Remaining in Future Distribution Account						$168,466.42

4

V.    2003-2    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	7.217%	7.221%	66,155	64,916	66.516%	66.378%	$1,224,256,960.81	$1,195,976,930.94	62.594%	62.303%
31-60 Days Delinquent	7.471%	7.366%	2,532	3,356	2.546%	3.432%	$46,961,834.67	$66,801,739.48	2.401%	3.480%
61-90 Days Delinquent	7.663%	7.401%	1,211	1,556	1.218%	1.591%	$24,441,975.86	$30,611,616.04	1.250%	1.595%
91-120 Days Delinquent	7.763%	7.724%	604	526	0.607%	0.538%	$12,223,396.78	$11,111,388.42	0.625%	0.579%
> 120 Days Delinquent	7.952%	8.061%	876	924	0.881%	0.945%	$18,691,840.55	$19,468,529.73	0.956%	1.014%
Deferment
Current	7.175%	7.182%	9,265	9,662	9.316%	9.880%	$195,088,651.39	$199,378,838.16	9.974%	10.386%
Forbearance
Current	7.316%	7.302%	18,775	16,753	18.878%	17.130%	$433,197,432.55	$393,776,611.71	22.148%	20.513%

TOTAL REPAYMENT	7.257%	7.253%	99,418	97,693	99.962%	99.893%	$1,954,862,092.61	$1,917,125,654.48	99.948%	99.870%

Claims in Process (1)	7.826%	7.927%	38	105	0.038%	0.107%	$1,015,422.32	$2,477,163.92	0.052%	0.129%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	7.257%	7.254%	99,456	97,798	100.000%	100.000%	$1,955,877,514.93	$1,919,602,818.40	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

5

VI.    2003-2    Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$33,824,201.62
B	Interest Subsidy Payments Accrued During Collection Period			1,790,643.35
C	SAP Payments Accrued During Collection Period			42.52
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO & FUT DIST ACTS)			105,503.66
E	INV Earnings Accrued for Collection Period (CAPITALIZED INTEREST ACCOUNT)			66,934.56
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)			10,282.62
G	Consolidation Loan Rebate Fees			(6,701,683.30)

H	Net Expected Interest Collections			$29,095,925.03
H	Currency Swap Payments Due to the Trust
			Trust Receives	Trust Pays
	i	Aggregate Swap Notional Amount—Class A-5 *	588,000,000	$637,098,000
	ii	Euribor/Libor Rate	2.12400%	1.11875%
	iii	Spread	0.2600%	0.3150%

	iv	Final Rate (ii+iii)	2.38400%	1.43375%
	v	Swap Payments Due	3,543,418.67	$2,308,971.46

*
Payments are calculated using an exchange rate of $1.01 = (1.00

VII.    2003-2    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002878507	(6/16/03-9/15/03)	1.13875%
B	Class A-2 Interest Rate	0.002903785	(6/16/03-9/15/03)	1.14875%
C	Class A-3 Interest Rate	0.003080729	(6/16/03-9/15/03)	1.21875%
D	Class A-4 Interest Rate	0.003308229	(6/16/03-9/15/03)	1.30875%
E	Class A-5 Interest Rate	0.006026222	(6/16/03-9/15/03)	2.38400%
F	Class A-7 Interest Rate	0.000863333	(8/18/03-9/15/03)	1.11000%
G	Class B Interest Rate	0.000894444	(8/18/03-9/15/03)	1.15000%

6

VIII.    2003-2    Inputs From Original Data    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,955,877,514.93
	ii	Interest To Be Capitalized	10,602,091.58

	iii	Total Pool	$1,966,479,606.51
	iv	Specified Reserve Account Balance	4,916,199.02

	v	Total Adjusted Pool	$1,971,395,805.53

B	Total Note and Certificate Factor		0.97349225685
C	Total Note Balance		$1,971,395,805.53
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Current Factor	0.6691309512	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$108,559,805.53	$246,045,000.00	$263,529,000.00	$288,861,000.00	588,000,000.00	$66,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$60,753,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$4,916,199.02
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2003-2    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( III-G)		$60,548,331.11	$60,548,331.11
B	Primary Servicing Fees—Current Month		$805,795.83	$59,742,535.28
C	Administration Fee		$20,000.00	$59,722,535.28
D	Auction Agent Fees Due 9/15/2003		$1,062.76	$59,721,472.52
	Broker/Dealer Fees Due 9/15/2003		$25,006.02	$59,696,466.50
E	Noteholders' Interest Distribution Amounts for 9/15/2003
	i	Class A-1	$312,490.15	$59,383,976.35
	ii	Class A-2	$714,461.71	$58,669,514.64
	iii	Class A-3	$811,861.48	$57,857,653.16
	iv	Class A-4	$955,618.39	$56,902,034.77
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$2,308,971.46	$54,593,063.31
	vi	Class A-6	$0.00	$54,593,063.31
	vii	Class A-7	$86,333.33	$54,506,729.98
	viii	Class A-8	$0.00	$54,506,729.98
	ix	Class A-9	$0.00	$54,506,729.98
	xii	Class B	$54,340.18	$54,452,389.80

	xiii	Total Noteholder's Interest Distribution	$5,244,076.70
F	Noteholder's Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$36,699,855.19	$17,752,534.61
	ii	Class A-2	$0.00	$17,752,534.61
	iii	Class A-3	$0.00	$17,752,534.61
	iv	Class A-4	$0.00	$17,752,534.61
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	—	$17,752,534.61
	vi	Class A-6	$0.00	$17,752,534.61
	vii	Class A-7	$0.00	$17,752,534.61
	viii	Class A-8	$0.00	$17,752,534.61
	ix	Class A-9	$0.00	$17,752,534.61
	xii	Class B	$0.00	$17,752,534.61

	xiii	Total Noteholder's Principal Distribution	$36,699,855.19
G	Increase to the Specified Reserve Account Balance		$0.00	$17,752,534.61
H	Carryover Servicing Fees		$0.00	$17,752,534.61
I	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$17,752,534.61
	ii	Class A-2	$0.00	$17,752,534.61
	iii	Class A-3	$0.00	$17,752,534.61
	iv	Class A-4	$0.00	$17,752,534.61
	v	Class A-5	$0.00	$17,752,534.61
	vi	Class A-6	$0.00	$17,752,534.61
	vii	Class A-7	$0.00	$17,752,534.61
	viii	Class A-8	$0.00	$17,752,534.61
	ix	Class A-9	$0.00	$17,752,534.61
	xii	Class B	$0.00	$17,752,534.61

	xiii	Total Noteholder's Interest Carryover	$0.00
J	Excess Distribution Release to Certificateholders		$17,752,534.61	$0.00

*
Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

8

X.    2003-2    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due	$312,490.15	$714,461.71	$811,861.48	$955,618.39	$2,308,971.46	$0.00	$86,333.33	$0.00	$0.00	$54,340.18
	ii	Quarterly Interest Paid	312,490.15	714,461.71	$811,861.48	$955,618.39	$2,308,971.46	$0.00	$86,333.33	$0.00	$0.00	54,340.18

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00						$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$36,699,855.19	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	36,699,855.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$(0.00)	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$37,012,345.34	$714,461.71	$811,861.48	$955,618.39	2,308,971.46	$0.00	$86,333.33	$0.00	$0.00	$54,340.18

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,971,395,805.53
	ii	Adjusted Pool Balance 8/31/03	1,934,695,950.34

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$36,699,855.19

	iv	Adjusted Pool Balance 5/31/03	$1,971,395,805.53
	v	Adjusted Pool Balance 8/31/03	1,934,695,950.34

	vi	Current Principal Due (iv-v)	$36,699,855.19
	vii	Notes Issued Exceeding Adjusted Pool Balance	—

	viii	Principal Distribution Amount (vi + vii)	$36,699,855.19

	ix	Principal Distribution Amount Paid or Set Aside	$36,699,855.19
	x	Principal Shortfall (viii - ix)	$(0.00)
C	Total Principal Distribution		$36,699,855.19
D	Total Interest Distribution		5,244,076.70

E	Total Cash Distributions		$41,943,931.89
F	Note Balances		6/16/2003	9/15/2003	Balance	Next ARS Pay Date
	i	A-1 Note Balance 78442GFN1	$108,559,805.53	$71,859,950.34
		A-1 Note Pool Factor	0.6691309512	0.4429237570
	ii	A-2 Note Balance 78442GFP6	$246,045,000.00	$246,045,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GFQ4	$263,529,000.00	$263,529,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GFR2	$288,861,000.00	$288,861,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-5 Note Balance XS0163731846	588,000,000.00	$588,000,000.00
		A-5 Note Pool Factor	1.000000000	1.000000000
	vi	A-6 Note Balance 78442GFT8	$66,550,000.00	$66,550,000.00	$66,550,000.00	10/06/03
		A-6 Note Pool Factor	1.000000000	1.000000000	1.000000000
	vii	A-7 Note Balance 78442GFU5	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/13/03
		A-7 Note Pool Factor	1.000000000	1.000000000	1.000000000
	viii	A-8 Note Balance 78442GFV3	$100,000,000.00	$100,000,000.00	$100,000,000.00	09/22/03
		A-8 Note Pool Factor	1.000000000	1.000000000	1.000000000
	ix	A-9 Note Balance 78442GFW1	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/08/03
		A-9 Note Pool Factor	1.000000000	1.000000000	1.000000000
	v	B Note Balance 78442GFX9	$60,753,000.00	$60,753,000.00	$60,753,000.00	10/13/03
		B Note Pool Factor	1.0000000000	1.0000000000	1.000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$4,916,199.02
	ii	Deposits to correct Shortfall	$—
	iii	Total Reserve Account Balance Available	$4,916,199.02

	iv	Required Reserve Account Balance	$4,824,678.18
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$91,520.84
	viii	Ending Reserve Account Balance	$4,824,678.18

9

XI.    2003-2    Historical Pool Information

		6/1/03-8/31/03	2/3/03-5/31/03
Beginning Student Loan Portfolio Balance		$1,955,877,514.93	$1,997,000,948.34

Student Loan Principal Activity
i	Regular Principal Collections	$46,216,024.88	$34,012,926.19
ii	Principal Collections from Guarantor	2,810,510.48	1,524,169.64
iii	Principal Reimbursements	53,517.04	20,312,889.41
iv	Other System Adjustments	—	—

v	Total Principal Collections	$49,080,052.40	$55,849,985.24
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$565,559.80	$1,062,235.93
ii	Capitalized Interest	(13,370,915.67)	(15,788,787.76)

iii	Total Non-Cash Principal Activity	$(12,805,355.87)	$(14,726,551.83)

(-) Total Student Loan Principal Activity		$36,274,696.53	$41,123,433.41

Student Loan Interest Activity
i	Regular Interest Collections	$20,052,495.35	$26,838,182.63
ii	Interest Claims Received from Guarantors	101,726.48	31,607.13
iii	Collection Fees	2,447.92	3,053.75
iv	Late Fee Reimbursements	236,617.93	299,700.20
v	Interest Reimbursements	696.25	148,179.63
vi	Other System Adjustments	—	—
vii	Special Allowance Payments	23.03	—
viii	Subsidy Payments	560,932.12	589,238.65

ix	Total Interest Collections	$20,954,939.08	$27,909,961.99
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(551,719.10)	$(947,078.79)
ii	Capitalized Interest	13,370,915.67	15,788,787.76

iii	Total Non-Cash Interest Adjustments	$12,819,196.57	$14,841,708.97

Total Student Loan Interest Activity		$33,774,135.65	$42,751,670.96
(=) Ending Student Loan Portfolio Balance		$1,919,602,818.40	$1,955,877,514.93

(+) Interest to be Capitalized		$10,268,453.76	$10,602,091.58

(=) TOTAL POOL		$1,929,871,272.16	$1,966,479,606.51

(+) Reserve Account Balance		$4,824,678.18	$4,916,199.02

(=) Total Adjusted Pool		$1,934,695,950.34	$1,971,395,805.53

10

XII.    2003-2    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$1,966,479,607	4.03%
Sep-03	$1,929,871,272	4.73%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-3

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 06/01/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,186,744,546.97	$(74,756,800.16)	$1,111,987,746.81
	ii	Interest to be Capitalized	18,185,118.14		18,863,981.99

	iii	Total Pool	$1,204,929,665.11		$1,130,851,728.80
	iv	Specified Reserve Account Balance	3,012,324.16		2,827,129.32

	v	Total Adjusted Pool	$1,207,941,989.27		$1,133,678,858.12

B	i	Weighted Average Coupon (WAC)	3.835%		3.179%
	ii	Weighted Average Remaining Term	127.83		126.52
	iii	Number of Loans	300,460		287,175
	iv	Number of Borrowers	159,653		154,187
	v	Aggregate Outstanding Principal Balance—T-Bill	$235,226,330.27		$203,025,760.16
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$969,703,334.84		$927,825,968.64
	Notes			Spread	Balance 6/16/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1 Notes	78442GFY7	0.000%	$151,638,050.67	12.499%	$76,202,358.44	6.697%
	ii	A-2 Notes	78442GFZ4	0.020%	365,000,000.00	30.085%	365,000,000.00	32.079%
	iii	A-3 Notes	78442GGA8	0.090%	197,000,000.00	16.238%	197,000,000.00	17.314%
	iv	A-4 Notes	78442GGB6	0.220%	461,548,000.00	38.042%	461,548,000.00	40.564%
	vi	B Notes	78442GGC4	0.590%	38,051,000.00	3.136%	38,051,000.00	3.344%

	vii	Total Notes			$1,213,237,050.67	100.000%	$1,137,801,358.44	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$3,012,324.16	$2,827,129.32
	iv	Reserve Account Floor Balance ($)	$1,256,038.00	$1,256,038.00
	v	Current Reserve Acct Balance ($)	$3,012,324.16	$2,827,129.32
	Capitalized Interest Account		6/16/2003	9/15/2003
E	i	Current Capitalized Interest Account Balance ($)	$2,004,203.80	$2,009,214.15

1

II.    2003-3    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$76,079,177.99
	ii	Principal Collections from Guarantor	888,433.22
	iii	Principal Reimbursements	866,336.37
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$77,833,947.58
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$381,162.13
	ii	Capitalized Interest	(3,458,309.55)

	iii	Total Non-Cash Principal Activity	$(3,077,147.42)
C	Total Student Loan Principal Activity		$74,756,800.16

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,235,480.82
	ii	Interest Claims Received from Guarantors	14,382.61
	iii	Collection Fees/Returned Items	11,391.19
	iv	Late Fee Reimbursements	95,643.57
	v	Interest Reimbursements	83,352.37
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	(8.41)
	viii	Subsidy Payments	298,105.53

	ix	Total Interest Collections	$3,738,347.68
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(356,684.01)
	ii	Capitalized Interest	3,458,309.55

	iii	Total Non-Cash Interest Adjustments	$3,101,625.54
F	Total Student Loan Interest Activity		$6,839,973.22

G.	Non-Reimbursable Losses During Collection Period		$985.63
H.	Cumulative Non-Reimbursable Losses to Date		$1,122.19

2

III.    2003-3    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$9,556,821.83
	ii	Consolidation Principal Payments	$67,410,789.38
	iii	Reimbursements by Seller	430,806.4
	iv	Reimbursements by Servicer	8,204.99
	v	Re-purchased Principal	427,324.98

	vi	Total Principal Collections	$77,833,947.58
B	Interest Collections
	i	Interest Payments Received	$2,550,944.58
	ii	Consolidation Interest Payments	$997,015.97
	iii	Reimbursements by Seller	76,820.69
	iv	Reimbursements by Servicer	466.83
	v	Re-purchased Interest	6,064.85
	vi	Collection Fees/Return Items	11,391.19
	vii	Late Fees	95,643.57

	viii	Total Interest Collections	$3,738,347.68
C	Other Reimbursements		$20,095.99
D	Reserves in Excess of the Requirement		$185,194.84
E	Administrator Account Investment Income		$13,372.98
F	Investment Earnings for Period in Trust Accounts		$101,891.04
G	Funds Released from Capitalized Interest Account		$—
H	Return funds borrowed for previous distribution		$—
	TOTAL AVAILABLE FUNDS		$81,892,850.11
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,777,713.12)

I	NET AVAILABLE FUNDS		$80,115,136.99

J	Servicing Fees Due for Current Period		$851,778.27
K	Carryover Servicing Fees Due		$—
L	Administration Fees Due		$20,000.00

M	Total Fees Due for Period		$871,778.27

3

IV.    2003-3    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	3.460%	2.820%	122,914	108,477	40.909%	37.774%	$477,248,173.38	$412,766,388.86	40.215%	37.120%
Grace
Current	3.460%	2.828%	38,922	42,821	12.954%	14.911%	$145,079,231.35	$177,266,615.86	12.225%	15.941%

TOTAL INTERIM	3.460%	2.823%	161,836	151,298	53.863%	52.685%	$622,327,404.73	$590,033,004.72	52.440%	53.061%

REPAYMENT
Active
Current	4.498%	3.822%	56,494	57,485	18.803%	20.018%	$217,451,969.78	$208,305,328.30	18.323%	18.732%
31-60 Days Delinquent	4.496%	3.689%	3,371	4,536	1.122%	1.580%	$11,416,782.43	$15,309,967.27	0.962%	1.377%
61-90 Days Delinquent	4.396%	3.729%	2,692	2,565	0.896%	0.893%	$8,314,188.73	$8,372,855.08	0.701%	0.753%
91-120 Days Delinquent	4.395%	3.781%	2,573	1,017	0.856%	0.354%	$7,179,180.40	$2,963,354.41	0.605%	0.266%
> 120 Days Delinquent	4.298%	3.698%	5,853	6,136	1.948%	2.137%	$17,070,736.25	$17,132,516.99	1.438%	1.541%
Deferment
Current	3.743%	3.084%	29,800	28,098	9.918%	9.784%	$142,755,714.06	$128,356,977.57	12.029%	11.543%
Forbearance
Current	4.336%	3.671%	37,712	35,736	12.551%	12.444%	$159,845,632.84	$140,706,970.84	13.469%	12.654%

TOTAL REPAYMENT	4.252%	3.590%	138,495	135,573	46.095%	47.210%	$564,034,204.49	$521,147,970.46	47.528%	46.866%

Claims in Process (1)	4.256%	3.751%	128	304	0.043%	0.106%	$381,624.75	$806,771.63	0.032%	0.073%
Aged Claims Rejected (2)	4.860%	0.000%	1	0	0.000%	0.000%	$1,313.00	$—	0.000%	0.000%

GRAND TOTAL	3.835%	3.179%	300,460	287,175	100.000%	100.000%	$1,186,744,546.97	$1,111,987,746.81	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-3    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.135%	163,112	$537,594,734.20	48.345%
-GSL - Unsubsidized	3.075%	113,025	498,518,168.76	44.831%
-PLUS Loans	4.219%	9,884	71,358,056.42	6.417%
-SLS Loans	4.166%	1,154	4,516,787.43	0.406%

-Total	3.179%	287,175	$1,111,987,746.81	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.171%	222,170	$945,828,318.28	85.057%
-Two Year	3.231%	40,551	101,169,599.63	9.098%
-Technical	3.264%	24,410	64,752,068.27	5.823%
-Other	4.217%	44	237,760.63	0.021%

-Total	3.179%	287,175	$1,111,987,746.81	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2003-3    Interest Accruals

A	Borrower Interest Accrued During Collection Period	$6,958,842.54
B	Interest Subsidy Payments Accrued During Collection Period	1,780,536.93
C	SAP Payments Accrued During Collection Period	38,474.12
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)	101,891.04
E	INV Earnings Accrued for Collection Period (CAPPED INT ACCT)	5,010.35
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)	13,372.98

G	Net Expected Interest Collections	$8,898,127.96

VII.    2003-3    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002827951	06/16/03-09/15/03	1.11875%
B	Class A-2 Interest Rate	0.002878507	06/16/03-09/15/03	1.13875%
C	Class A-3 Interest Rate	0.003055451	06/16/03-09/15/03	1.20875%
D	Class A-4 Interest Rate	0.003384063	06/16/03-09/15/03	1.33875%
E	Class B Interest Rate	0.004319340	06/16/03-09/15/03	1.70875%

6

VIII.    2003-3    Inputs From Original Data    5/31/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,186,744,546.97
	ii	Interest To Be Capitalized	18,185,118.14

	iii	Total Pool	$1,204,929,665.11
	iv	Specified Reserve Account Balance	3,012,324.16

	v	Total Adjusted Pool	$1,207,941,989.27

B	Total Note and Certificate Factor		0.95635977221
C	Total Note Balance		$1,213,237,050.67
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	0.7325509694	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$151,638,050.67	$365,000,000.00	$197,000,000.00	$461,548,000.00	$38,051,000.00
E	Note Principal Shortfall		$5,295,061.40	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$3,012,324.16
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2003-3    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-I )		$80,115,136.99	$80,115,136.99
B	Primary Servicing Fees—Current Month		$851,778.27	$79,263,358.72
C	Administration Fee		$20,000.00	$79,243,358.72
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$428,825.04	$78,814,533.68
	ii	Class A-2	$1,050,655.03	$77,763,878.65
	iii	Class A-3	$601,923.92	$77,161,954.73
	iv	Class A-4	$1,561,907.28	$75,600,047.45
	vi	Class B	$164,355.22	$75,435,692.23

	vii	Total Noteholder's Interest Distribution	$3,807,666.49
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$75,435,692.23	$0.00
	ii	Class A-2	$0.00	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$75,435,692.23
F	Increase to the Specified Reserve Account Balance		$0.00	$0.00
H	Carryover Servicing Fees		$0.00	$0.00
I	Excess to Certificate Holder		$0.00	$0.00

8

X.    2003-3    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$428,825.04	$1,050,655.03	$601,923.92	$1,561,907.28	$164,355.22
	ii	Quarterly Interest Paid	428,825.04	1,050,655.03	$601,923.92	$1,561,907.28	164,355.22

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$79,558,192.55	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	75,435,692.23	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$4,122,500.32	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$75,864,517.27	$1,050,655.03	$601,923.92	$1,561,907.28	$164,355.22

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,213,237,050.67
	ii	Adjusted Pool Balance 8/31/03	1,133,678,858.12

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$79,558,192.55

	iv	Adjusted Pool Balance 5/31/03	$1,207,941,989.27
	v	Adjusted Pool Balance 8/31/03	1,133,678,858.12

	vi	Current Principal Due (iv-v)	$74,263,131.15
	vii	Principal Shortfall from Prior Collection Period	5,295,061.40

	viii	Principal Distribution Amount (vi + vii)	$79,558,192.55

	ix	Principal Distribution Amount Paid	$75,435,692.23
	x	Principal Shortfall (viii - ix)	$4,122,500.32
C	Total Principal Distribution		$75,435,692.23
D	Total Interest Distribution		3,807,666.49

E	Total Cash Distributions		$79,243,358.72
F	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GFY7	$151,638,050.67	$76,202,358.44
		A-1 Note Pool Factor	0.7325509694	0.3681273355
	ii	A-2 Note Balance 78442GFZ4	$365,000,000.00	$365,000,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GGA8	$197,000,000.00	$197,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GGB6	$461,548,000.00	$461,548,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	vi	B Note Balance 78442GGC4	$38,051,000.00	$38,051,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$3,012,324.16
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$3,012,324.16

	v	Required Reserve Account Balance	$2,827,129.32
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$185,194.84
	viii	Ending Reserve Account Balance	$2,827,129.32

9

XI.    2003-3    Historical Pool Information

		06/01/03-08/31/03	02/24/03-05/31/03
Beginning Student Loan Portfolio Balance		$1,242,031,167.48	$1,242,031,167.48

Student Loan Principal Activity
i	Regular Principal Collections	$76,079,177.99	$37,131,655.96
ii	Principal Collections from Guarantor	888,433.22	488,826.69
iii	Principal Reimbursements	866,336.37	18,934,731.70
iv	Other System Adjustments	—	—

v	Total Principal Collections	$77,833,947.58	$56,555,214.35
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$381,162.13	$424,612.54
ii	Capitalized Interest	(3,458,309.55)	(1,693,206.12)

iii	Total Non-Cash Principal Activity	$(3,077,147.42)	$(1,268,593.58)

(-) Total Student Loan Principal Activity		$74,756,800.16	$55,286,620.77

Student Loan Interest Activity
i	Regular Interest Collections	$3,235,480.82	$3,247,171.28
ii	Interest Claims Received from Guarantors	14,382.61	6,412.07
iii	Collection Fees/Returned Items	11,391.19	5,030.70
iv	Late Fee Reimbursements	95,643.57	89,819.17
v	Interest Reimbursements	83,352.37	155,917.65
vi	Other System Adjustments	—	—
vii	Special Allowance Payments	(8.41)	—
viii	Subsidy Payments	298,105.53	1,129,823.65

ix	Total Interest Collections	$3,738,347.68	$4,634,174.52
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(356,684.01)	$(297,897.66)
ii	Capitalized Interest	3,458,309.55	1,693,206.12

iii	Total Non-Cash Interest Adjustments	$3,101,625.54	$1,395,308.46

Total Student Loan Interest Activity		$6,839,973.22	$6,029,482.98
(=) Ending Student Loan Portfolio Balance		$1,167,274,367.32	$1,186,744,546.71

(+) Interest to be Capitalized		$18,863,981.99	$18,185,118.14

(=) TOTAL POOL		$1,186,138,349.31	$1,204,929,664.85

(+) Reserve Account Balance		$2,827,129.32	$3,012,324.16

(=) Total Adjusted Pool		$1,188,965,478.63	$1,207,941,989.01

10

XII.    2003-3    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$1,220,312,610	7.82%
Sep-03	$1,130,851,729	15.69%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-4

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 6/1/03-8/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2003	Activity	8/31/2003
A	i	Portfolio Balance	$2,225,244,911.05	$(38,009,602.88)	$2,187,235,308.17
	ii	Interest to be Capitalized	9,851,972.13		9,637,252.91

	iii	Total Pool	$2,235,096,883.18		$2,196,872,561.08
	iv	Specified Reserve Account Balance	5,587,742.21		5,492,181.40

	v	Total Adjusted Pool	$2,240,684,625.39		$2,202,364,742.48

B	i	Weighted Average Coupon (WAC)	6.296%		6.293%
	ii	Weighted Average Remaining Term	265.38		264.10
	iii	Number of Loans	113,673		112,154
	iv	Number of Borrowers	70,523		69,392
	v	Aggregate Outstanding Principal Balance—T-Bill	$443,955,363.50		$433,150,387.63
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,791,141,519.68		$1,763,722,173.45
	Notes and Certificates			Spread	Balance 6/16/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1 Notes	78442GGH3	0.020%	$145,790,625.39	6.507%	$107,470,742.48	4.880%
	ii	A-2 Notes	78442GGJ9	0.040%	284,000,000.00	12.675%	284,000,000.00	12.895%
	iii	A-3 Notes	78442GGK6	0.100%	290,000,000.00	12.943%	290,000,000.00	13.168%
	iv	A-4 Notes	78442GGL4	0.220%	314,000,000.00	14.014%	314,000,000.00	14.257%
	v	A-5A Notes	78442GGD2	—	200,000,000.00	8.926%	200,000,000.00	9.081%
	vi	A-5B Notes	78442GGE0	—	200,000,000.00	8.926%	200,000,000.00	9.081%
	vii	A-5C Notes	78442GGF7	0.160%	338,527,000.00	15.108%	338,527,000.00	15.371%
	viii	A-5D Notes	78442GGG5	—	200,000,000.00	8.926%	200,000,000.00	9.081%
	ix	A-5E Notes	78442GGN0	0.250%	200,000,000.00	8.926%	200,000,000.00	9.081%
	x	B Notes	78442GGM2	0.650%	68,367,000.00	3.051%	68,367,000.00	3.105%

	xi	Total Notes			$2,240,684,625.39	100.000%	$2,202,364,742.48	100.000%

	Reserve Account		6/16/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$—	$—
	iii	Specified Reserve Acct Balance ($)	$5,587,742.21	$5,492,181.40
	iv	Reserve Account Floor Balance ($)	$3,384,496.00	$3,384,496.00
	v	Current Reserve Acct Balance ($)	$5,587,742.21	$5,492,181.40
	Other Accounts		6/16/2003	9/15/2003
E	i	Remarketing Fee Account	$3,984,845.00	$3,984,845.00
	ii	Capitalized Interest Account	$20,028,427.38	$20,078,496.19
	iii	Principal Accumulation Account (A-5A)	$—	$—
	iv	Supplemental Interest Account (A-5A)	$—	$—
	v	Principal Accumulation Account (A-5B)	$—	$—
	vi	Supplemental Interest Account (A-5B)	$—	$—
	vii	Principal Accumulation Account (A-5D)	$—	$—
	viii	Supplemental Interest Account (A-5D)	$—	$—

1

II.    2003-4    Transactions from:    5/31/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$48,147,292.74
	ii	Principal Collections from Guarantor	1,586,743.35
	iii	Principal Reimbursements	83,360.19
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$49,817,396.28
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$665,089.13
	ii	Capitalized Interest	(12,472,882.53)

	iii	Total Non-Cash Principal Activity	$(11,807,793.40)
C	Total Student Loan Principal Activity		$38,009,602.88

D	Student Loan Interest Activity
	i	Regular Interest Collections	$21,423,313.04
	ii	Interest Claims Received from Guarantors	31,780.10
	iii	Collection Fees/Returned Items	2,970.56
	iv	Late Fee Reimbursements	217,076.23
	v	Interest Reimbursements	461.40
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$21,675,601.33
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(663,495.93)
	ii	Capitalized Interest	12,472,882.53

	iii	Total Non-Cash Interest Adjustments	$11,809,386.60
F	Total Student Loan Interest Activity		$33,484,987.93

G.	Non-Reimbursable Losses During Collection Period		$226.75
H.	Cumulative Non-Reimbursable Losses to Date		$226.75

2

III.    2003-4    Collection Account Activity    5/31/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$24,649,763.76
	ii	Consolidation Principal Payments	$25,084,272.33
	iii	Reimbursements by Seller	56,668.77
	iv	Reimbursements by Servicer	195.44
	v	Re-purchased Principal	26,495.98

	vi	Total Principal Collections	$49,817,396.28
B	Interest Collections
	i	Interest Payments Received	$21,241,862.24
	ii	Consolidation Interest Payments	$213,230.90
	iii	Reimbursements by Seller	326.47
	iv	Reimbursements by Servicer	0.00
	v	Re-purchased Interest	134.93
	vi	Collection Fees/Returned Items	2,970.56
	vii	Late Fees	217,076.23

	viii	Total Interest Collections	$21,675,601.33
C	Other Reimbursements		373,226.26
D	Reserves In Excess of the Requirement		$95,560.81
E	Reset Period Target Amount Excess		$—
F	Interest Rate Cap Proceeds		$—
G	Interest Rate Swap Proceeds		$4,785,000.00
H	Administrator Account Investment Income		$6,495.17
I	Trust Account Investment Income		$112,038.28
J	Funds Released from Capitalized Interest Account		$—
	TOTAL AVAILABLE FUNDS		$76,865,318.13
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,853,995.96)
	Consolidation Loan Rebate Fees		$(7,628,780.58)

K	NET AVAILABLE FUNDS		$67,382,541.59

L	Servicing Fees Due for Current Period		$917,170.35
M	Carryover Servicing Fees Due		$—
N	Administration Fees Due		$25,000.00

O	Total Fees Due for Period		$942,170.35

3

IV.    2003-4    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003	5/31/2003	8/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	6.167%	6.142%	81,380	80,949	71.591%	72.177%	$1,495,160,358.92	$1,490,861,376.87	67.191%	68.162%
31-60 Days Delinquent	7.008%	7.131%	2,380	2,301	2.094%	2.052%	$46,576,617.37	$46,318,589.92	2.093%	2.118%
61-90 Days Delinquent	7.239%	7.217%	1,120	1,203	0.985%	1.073%	$23,652,884.27	$24,090,871.88	1.063%	1.101%
91-120 Days Delinquent	7.238%	7.336%	582	527	0.512%	0.470%	$11,838,718.37	$10,349,895.18	0.532%	0.473%
> 120 Days Delinquent	7.456%	7.661%	765	779	0.673%	0.695%	$17,135,650.03	$17,997,136.71	0.770%	0.823%
Deferment
Current	6.321%	6.320%	9,209	10,116	8.101%	9.020%	$198,242,052.92	$211,211,507.15	8.909%	9.657%
Forbearance
Current	6.526%	6.598%	18,202	16,191	16.013%	14.436%	$431,967,027.66	$384,491,027.26	19.412%	17.579%

TOTAL REPAYMENT	6.295%	6.291%	113,638	112,066	99.969%	99.922%	$2,224,573,309.54	$2,185,320,404.97	99.970%	99.912%

Claims in Process (1)	7.021%	7.302%	35	88	0.031%	0.078%	$671,601.51	$1,914,903.20	0.030%	0.088%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	6.296%	6.293%	113,673	112,154	100.000%	100.000%	$2,225,244,911.05	$2,187,235,308.17	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-4    Various Interest Accruals and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period		$33,044,893.93
B	Interest Subsidy Payments Accrued During Collection Period		1,086,355.35
C	SAP Payments Accrued During Collection Period		12,733.30
D	Investment Earnings Accrued for Collection Period (TRUST ACCOUNTS except CAP INT ACCT)		112,038.28
E	Investment Earnings (CAP INT ACCOUNTS)		50,068.81
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		6,495.17
G	Consolidation Loan Rebate Fees		(7,628,780.58)

H	Net Expected Interest Collections		$26,683,804.26
I	Interest Rate Cap Payments Due to the Trust
			Cap
	i	Cap Notional Amount	$500,000,000.00
	ii	Libor (Interpolated first period)	1.11875%
	iii	Cap %	5.00000%
	iv	Excess Over Cap (ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

J        Interest Rate Swap on Fixed Rate Reset Notes

		A-5A Swap Calc	A-5B Swap Calc	A-5C Swap Calc	A-5D Swap Calc	A-5E Swap Calc
Swap Payments
i	Notional Swap Amount	200,000,000	200,000,000	—	200,000,000	—
SLM Student Loan Trust Pays:
iia	3 Month Libor	1.11875%	1.11875%	0.00000%	1.11875%	0.00000%
iib	Spread	0.099%	0.189%	0.000%	0.274%	0.000%

iic	Pay Rate	1.218%	1.308%	0.000%	1.393%	0.000%
iii	Gross Swap Payment Due Counterparty	$615,640.28	$661,140.28	$0.00	$704,112.50	$0.00
iv	Days in Period 6/16/2003 9/15/2003	91	91	91	91	91
Counterparty Pays:
v	Fixed Rate Equal To Respective Reset Note Rate	2.16000%	3.39000%	0.00000%	4.02000%	0.00000%
vi	Gross Swap Receipt Due Trust	$1,080,000.00	$1,695,000.00	$0.00	$2,010,000.00	$0.00
vii	Days in Period 6/15/2003 9/15/2003	90	90	90	90	90

5

VI.    2003-4    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate	Index
A	Class A-1 Interest Rate	0.002878507	(6/16/03-9/15/03)	1.13875%	LIBOR
B	Class A-2 Interest Rate	0.002929063	(6/16/03-9/15/03)	1.15875%	LIBOR
C	Class A-3 Interest Rate	0.003080729	(6/16/03-9/15/03)	1.21875%	LIBOR
D	Class A-4 Interest Rate	0.003384063	(6/16/03-9/15/03)	1.33875%	LIBOR
E	Class A-5A Interest Rate	0.005400000	(6/15/03-9/14/03)	2.16000%	Fixed
F	Class A-5B Interest Rate	0.008475000	(6/15/03-9/14/03)	3.39000%	Fixed
G	Class A-5C Interest Rate	0.003232396	(6/16/03-9/15/03)	1.27875%	LIBOR
H	Class A-5D Interest Rate	0.010050000	(6/15/03-9/14/03)	4.02000%	Fixed
I	Class A-5E Interest Rate	0.003459896	(6/16/03-9/15/03)	1.36875%	LIBOR
J	Class B Interest Rate	0.004471007	(6/16/03-9/15/03)	1.76875%	LIBOR

6

VII.    2003-4    Inputs From Original Data    5/31/2003

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,225,244,911.05
	ii	Interest To Be Capitalized	9,851,972.13

	iii	Total Pool	$2,235,096,883.18
	iv	Specified Reserve Account Balance	5,587,742.21

	v	Total Adjusted Pool	$2,240,684,625.39

B	Total Note and Certificate Factor		0.98323336908
C	Total Note Balance		$2,240,684,625.39
D	Note Balance 6/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class A-5D	Class A-5E	Class B
	i	Current Factor	0.7923403554	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$145,790,625.39	$284,000,000.00	$290,000,000.00	$314,000,000.00	$200,000,000.00	$200,000,000.00	$338,527,000.00	$200,000,000.00	$200,000,000.00	$68,367,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$5,587,742.21
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

VIII.    2003-4    Remarketing Fee and Trigger Events

Remarketing Fee Account Reconciliation		A-5A	A-5B	A-5C	A-5D	A-5E	Total
	Next Reset Date	9/15/2005	3/17/2008	3/17/2008	3/15/2010	3/15/2010
i	Reset Period Target Amount	$700,000	$700,000	$1,184,845	$700,000	$700,000	$3,984,845
ii	Remarketing Fee Account Balance (net of inv earnings)	$700,000	$700,000	$1,184,845	$700,000	$700,000	$3,984,845

iii	Quarterly Funding Amount	$—	$—	$—	$—	$—	$—

IX.    2003-4    Trigger Events

A	Has Stepdown Date Occurred?	N
	The Stepdown Date is the earlier of (1) 6/16/2008 or (2) the first date on which no class A notes remain outstanding.
B	Note Balance Trigger	N
	Class A Percentage	100.00%
	Class B Percentage	0.00%

7

X.    2003-4    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-K )		$67,382,541.59	$67,382,541.59
B	Primary Servicing Fees—Current Month		$917,170.35	$66,465,371.24
C	Administration Fee		$25,000.00	$66,440,371.24
D	Aggregate Quarterly Funding Amount		$0.00	$66,440,371.24
E	Noteholder's Interest Distribution Amounts
	i	Class A-1	$419,659.33	$66,020,711.91
	ii	Class A-2	$831,853.75	$65,188,858.16
	iii	Class A-3	$893,411.46	$64,295,446.70
	iv	Class A-4	$1,062,595.63	$63,232,851.07
	v	Class A-5A	$1,080,000.00	$62,152,851.07
	vi	Class A-5B	$1,695,000.00	$60,457,851.07
	vii	Class A-5C	$1,094,253.26	$59,363,597.81
	viii	Class A-5D	$2,010,000.00	$57,353,597.81
	ix	Class A-5E	$691,979.17	$56,661,618.64
	x	Aggregate Interest Rate Swap Payments	$1,980,893.06	$54,680,725.58

		Total	$11,759,645.66
F	Class B Noteholders' Interest Distribution Amount		$305,669.33	$54,375,056.25
G	Noteholder's Principal Distribution Amounts Paid (or set aside*)
	i	Class A-1	$38,319,882.91	$16,055,173.34
	ii	Class A-2	$0.00	$16,055,173.34
	iii	Class A-3	$0.00	$16,055,173.34
	iv	Class A-4	$0.00	$16,055,173.34
	v	Class A-5A	$0.00	$16,055,173.34
	vi	Class A-5B	$0.00	$16,055,173.34
	vii	Class A-5C	$0.00	$16,055,173.34
	viii	Class A-5D	$0.00	$16,055,173.34
	ix	Class A-5E	$0.00	$16,055,173.34

		Total	$38,319,882.91
H	Increase to Supplemental Interest Account		$0.00	$16,055,173.34
I	Class B Noteholder's Principal Distribution Amount		$0.00	$16,055,173.34
J	Increase to the Specified Reserve Account		$0.00	$16,055,173.34
K	Carryover Servicing Fees		$0.00	$16,055,173.34
L	Remarketing Costs in Excess of Remarketing Fee Account		$0.00	$16,055,173.34
M	Excess to Excess Distribution Certificate Holder		$16,055,173.34	$0.00

*
Amounts allocated to classes of fixed rate reset notes are deposited into their accumulation account for distribution on the next related reset date

8

XI.    2003-4    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class A-5D	Class A-5E	Class B
	i	Quarterly Interest Due	$419,659.33	$831,853.75	$893,411.46	$1,062,595.63	$1,080,000.00	$1,695,000.00	$1,094,253.26	$2,010,000.00	$691,979.17	$305,669.33
	ii	Quarterly Interest Paid	419,659.33	831,853.75	893,411.46	1,062,595.63	1,080,000.00	1,695,000.00	1,094,253.26	2,010,000.00	691,979.17	305,669.33

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$38,319,882.91	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	38,319,882.91	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$38,739,542.24	$831,853.75	$893,411.46	$1,062,595.63	$1,080,000.00	$1,695,000.00	$1,094,253.26	$2,010,000.00	$691,979.17	$305,669.33

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 6/16/2003	$2,240,684,625.39
	ii	Adjusted Pool Balance 8/31/2003	2,202,364,742.48

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$38,319,882.91

	iv	Adjusted Pool Balance 5/31/2003	$2,240,684,625.39
	v	Adjusted Pool Balance 8/31/2003	2,202,364,742.48

	vi	Current Principal Due (iv-v)	$38,319,882.91
	vii	Notes Issued Exceeding Adjusted Pool Balance	—

	viii	Principal Distribution Amount (vi + vii)	$38,319,882.91

	ix	Principal Distribution Amount Paid	$38,319,882.91
	x	Principal Shortfall (viii - ix)	$—
C	Total Principal Distribution		$38,319,882.91
D	Total Interest Distribution		10,084,421.93

E	Total Cash Distributions		$48,404,304.84
F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,587,742.21
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$5,587,742.21

	v	Required Reserve Account Balance	$5,492,181.40
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$95,560.81
	viii	Ending Reserve Account Balance	$5,492,181.40
G	Note Balances		6/16/2003	9/15/2003
	i	A-1 Note Balance 78442GGH3	$145,790,625.39	$107,470,742.48
		A-1 Note Pool Factor	0.7923403554	0.5840801222
	ii	A-2 Note Balance 78442GGJ9	$284,000,000.00	$284,000,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GGK6	$290,000,000.00	$290,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GGL4	$314,000,000.00	$314,000,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-5A Note Balance 78442GGD2	$200,000,000.00	200,000,000.00
		A-5A Note Pool Factor	1.0000000000	1.0000000000
	vi	A-5B Note Balance 78442GGE0	$200,000,000.00	$200,000,000.00
		A-5B Note Pool Factor	1.0000000000	1.0000000000
	vii	A-5C Note Balance 78442GGF7	$338,527,000.00	$338,527,000.00
		A-5C Note Pool Factor	1.0000000000	1.0000000000
	viii	A-5D Note Balance 78442GGG5	$200,000,000.00	$200,000,000.00
		A-5D Note Pool Factor	1.000000000	1.000000000
	ix	A-5E Note Balance 78442GGN0	$200,000,000.00	$200,000,000.00
		A-5E Note Pool Factor	1.000000000	1.000000000
	x	B Note Balance 78442GGM2	$68,367,000.00	$68,367,000.00
		B Note Pool Factor	1.0000000000	1.0000000000

9

XII.    2003-4    Historical Pool Information

		6/1/03-8/31/03	3/17/03-5/31/03
Beginning Student Loan Portfolio Balance		$2,225,244,911.05	$2,246,024,417.20

Student Loan Principal Activity
i	Regular Principal Collections	$48,147,292.74	$25,093,900.86
ii	Principal Collections from Guarantor	1,586,743.35	336,084.11
iii	Principal Reimbursements	83,360.19	5,561,676.60
iv	Other System Adjustments	—	—

v	Total Principal Collections	$49,817,396.28	$30,991,661.57
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$665,089.13	$252,902.64
ii	Capitalized Interest	(12,472,882.53)	(10,465,058.06)

iii	Total Non-Cash Principal Activity	$(11,807,793.40)	$(10,212,155.42)

(-) Total Student Loan Principal Activity		$38,009,602.88	$20,779,506.15

Student Loan Interest Activity
i	Regular Interest Collections	$21,423,313.04	$18,041,795.04
ii	Interest Claims Received from Guarantors	31,780.10	3,421.80
iii	Collection Fees/Returned Items	2,970.56	2,150.66
iv	Late Fee Reimbursements	217,076.23	173,253.89
v	Interest Reimbursements	461.40	30,993.25
vi	Other System Adjustments	—	—
vii	Special Allowance Payments	—	—
viii	Subsidy Payments	—	—

ix	Total Interest Collections	$21,675,601.33	$18,251,614.64
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(663,495.93)	$(252,856.39)
ii	Capitalized Interest	12,472,882.53	10,465,058.06

iii	Total Non-Cash Interest Adjustments	$11,809,386.60	$10,212,201.67

Total Student Loan Interest Activity		$33,484,987.93	$28,463,816.31
(=) Ending Student Loan Portfolio Balance		$2,187,235,308.17	$2,225,244,911.05

(+) Interest to be Capitalized		$9,637,252.91	$9,851,972.13

(=) TOTAL POOL		$2,196,872,561.08	$2,235,096,883.18

(+) Reserve Account Balance		$5,492,181.40	$5,587,742.21

(=) Total Adjusted Pool		$2,202,364,742.48	$2,240,684,625.39

10

XII.    2003-4    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$2,235,096,883	2.23%
Sep-03	$2,196,872,561	3.57%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-5

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 04/14/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		4/14/2003	Activity	8/31/2003
A	i	Portfolio Balance	$2,244,419,788.72	$(53,341,325.35)	$2,191,078,463.37
	ii	Interest to be Capitalized	6,798,074.69		10,489,361.25

	iii	Total Pool	$2,251,217,863.41		$2,201,567,824.62
	iv	Specified Reserve Account Balance	5,628,045.00		5,503,919.56

	v	Total Adjusted Pool	$2,256,845,908.41		$2,207,071,744.18

B	i	Weighted Average Coupon (WAC)	6.410%		6.399%
	ii	Weighted Average Remaining Term	263.39		261.33
	iii	Number of Loans	115,029		113,180
	iv	Number of Borrowers	73,298		71,911
	v	Aggregate Outstanding Principal Balance—T-Bill	$495,357,949.32		$478,459,552.83
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,755,859,914.09		$1,723,108,271.79
	Notes			Spread	Balance 05/20/03	Balance 9/15/03
C	i	A-1 L Notes	78442GGP5	0.010%	$223,682,000.00	$156,954,344.18
	ii	A-2 L Notes	78442GGQ3	0.030%	$287,274,000.00	$287,274,000.00
	iii	A-3 L Notes	78442GGR1	0.100%	$304,424,000.00	$304,424,000.00
	iv	A-4 L Notes	78442GGS9	0.210%	$323,311,000.00	$323,311,000.00
	v	A-5 E Notes *	XS0168279080	0.270%	638,000,000.00	638,000,000.00
	vi	A-6 ARS Notes	78442GGT7	ARS	$100,000,000.00	$100,000,000.00
	vii	A-7 ARS Notes	78442GGU4	ARS	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GGV2	ARS	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GGW0	ARS	$35,200,000.00	$35,200,000.00
	xii	B ARS Notes	78442GGX8	ARS	$68,250,000.00	$68,250,000.00
	Reserve Account		5/20/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$5,628,045.00
	iii	Specified Reserve Acct Balance ($)		$5,503,919.56
	iv	Reserve Account Floor Balance ($)	$2,251,218.00	$2,251,218.00
	v	Current Reserve Acct Balance ($)	$5,628,045.00	$5,503,919.56
	Capitalized Interest Account		5/20/2003	9/15/2003
E	i	Capitalized Interest Account Balance ($)	$21,750,000.00	$21,812,437.92

* A-5 is denominated in Euros

1

II.    2003-5    Transactions from:    4/14/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$63,911,887.99
	ii	Principal Collections from Guarantor	2,172,048.03
	iii	Principal Reimbursements	1,604,344.16
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$67,688,280.18
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$740,390.25
	ii	Capitalized Interest	(15,087,345.08)

	iii	Total Non-Cash Principal Activity	$(14,346,954.83)
C	Total Student Loan Principal Activity		$53,341,325.35

D	Student Loan Interest Activity
	i	Regular Interest Collections	$33,325,036.55
	ii	Interest Claims Received from Guarantors	37,434.81
	iii	Collection Fees	5,038.95
	iv	Late Fee Reimbursements	365,780.33
	v	Interest Reimbursements	7,478.87
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$33,740,769.51
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(725,972.59)
	ii	Capitalized Interest	15,087,345.08

	iii	Total Non-Cash Interest Adjustments	$14,361,372.49
F	Total Student Loan Interest Activity		$48,102,142.00

G.	Non-Reimbursable Losses During Collection Period		$—
H.	Cumulative Non-Reimbursable Losses to Date		$0.00

2

III.    2003-5    Collection Account Activity    4/14/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$39,346,697.02
	ii	Consolidation Principal Payments	$26,737,239.00
	iii	Reimbursements by Seller	1,604,344.16
	iv	Reimbursements by Servicer	0.00
	v	Re-purchased Principal	0.00

	vi	Total Principal Collections	$67,688,280.18
B	Interest Collections
	i	Interest Payments Received	$33,145,542.36
	ii	Consolidation Interest Payments	$216,929.00
	iii	Reimbursements by Seller	5,367.40
	iv	Reimbursements by Servicer	(48.96)
	v	Re-purchased Interest	0.00
	vi	Collection Fees/Return Items	5,038.95
	vii	Late Fees	365,780.33

	viii	Total Interest Collections	$33,738,609.08
C	Other Reimbursements		$458,654.52
D	Reserves in Excess of Reserve Requirement		$124,125.44
E	Trust Account Investment Income		$106,167.36
F	Administrator Account Investment Income		$39,766.71
	TOTAL FUNDS RECEIVED		$102,155,603.29
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Servicing Fees	$(2,218,985.04)
	ii	Consolidation Loan Rebate Fees	$(7,598,785.63)
	iii	ARS related fees, payments, and accruals (IV-A-v + IV-B-v)	$(1,651,905.73)

G	TOTAL AVAILABLE FUNDS		$90,685,926.89

H	Servicing Fees Due for Current Period		$919,548.69
I	Carryover Servicing Fees Due		$—
J	Administration Fees Due		$20,000.00

K	Total Fees Due for Period		$939,548.69

3

IV.    2003-5    Auction Rate Security Detail

A    Auction Rate Securities Paid During Collection Period

i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
	06/10/2003	SLM TRUST 2003-5 A-7	1.320000%	21	05/20/2003	06/10/2003	77,000.00
	06/17/2003	SLM TRUST 2003-5 A-8	1.320000%	28	05/20/2003	06/17/2003	102,666.67
	06/19/2003	SLM TRUST 2003-5 A-6	1.320000%	30	05/20/2003	06/19/2003	110,000.00
	06/24/2003	SLM TRUST 2003-5 A-9	1.320000%	35	05/20/2003	06/24/2003	45,173.33
	06/24/2003	SLM TRUST 2003-5 B	1.370000%	35	05/20/2003	06/24/2003	90,905.21
	07/08/2003	SLM TRUST 2003-5 A-7	1.320000%	28	06/10/2003	07/08/2003	102,666.67
	07/15/2003	SLM TRUST 2003-5 A-8	1.190000%	28	06/17/2003	07/15/2003	92,555.56
	07/17/2003	SLM TRUST 2003-5 A-6	1.150000%	28	06/19/2003	07/17/2003	89,444.44
	07/22/2003	SLM TRUST 2003-5 A-9	1.100000%	28	06/24/2003	07/22/2003	30,115.56
	07/22/2003	SLM TRUST 2003-5 B	1.150000%	28	06/24/2003	07/22/2003	61,045.83
	08/05/2003	SLM TRUST 2003-5 A-7	1.110000%	28	07/08/2003	08/05/2003	86,333.33
	08/12/2003	SLM TRUST 2003-5 A-8	1.080000%	28	07/15/2003	08/12/2003	84,000.00
	08/14/2003	SLM TRUST 2003-5 A-6	1.120000%	28	07/17/2003	08/14/2003	87,111.11
	08/19/2003	SLM TRUST 2003-5 A-9	1.100000%	28	07/22/2003	08/19/2003	30,115.56
	08/19/2003	SLM TRUST 2003-5 B	1.150000%	28	07/22/2003	08/19/2003	61,045.83
ii	Auction Rate Security Payments Made During Collection Period			04/14/03-08/31/03			$1,150,179.10
iii	Broker/Dealer Fees Paid During Collection Period			04/14/03-08/31/03			$189,521.94
iv	Auction Agent Fees Paid During Collection Period			04/14/03-08/31/03			$8,054.68

v	Total Payments Out of Future Distribution Account During Collection Period						$1,347,755.73

B    Payments Set Aside During Collection Period for Future Distributions

i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Total Payment
	09/02/2003	SLM TRUST 2003-5 A-7	1.105000%	28	08/05/2003	09/02/2003	85,944.44
	09/09/2003	SLM TRUST 2003-5 A-8	1.080000%	28	08/12/2003	09/09/2003	84,000.00
	9/11/2003	SLM TRUST 2003-5 A-6	1.100000%	28	08/14/2003	9/11/2003	85,555.56
ii	Future Auction Rate Security Payments Set Aside						$255,500.00
iii	Future Broker Dealer Fees Set Aside for Payment						$46,666.67
iv	Future Auction Agent Fees Set Aside for Payment						$1,983.33
	Less: Auction Rate Security Payments and Fees due on the Distribution Date						$—
v	Total Funds Remaining in Future Distribution Account						$304,150.00

4

V.    2003-5    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	4/14/2003	8/31/2003	4/14/2003	8/31/2003	4/14/2003	8/31/2003	4/14/2003	8/31/2003	4/14/2003	8/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	6.290%	6.287%	82,125	79,762	71.395%	70.473%	$1,495,420,004.83	$1,441,248,921.37	66.628%	65.778%
31-60 Days Delinquent	6.932%	7.106%	2,673	2,838	2.324%	2.508%	$50,583,275.30	$54,483,271.04	2.254%	2.487%
61-90 Days Delinquent	7.398%	7.346%	1,149	1,398	0.999%	1.235%	$22,876,340.42	$27,503,732.58	1.019%	1.255%
91-120 Days Delinquent	7.225%	7.429%	663	642	0.576%	0.567%	$12,466,146.69	$12,035,326.53	0.555%	0.549%
> 120 Days Delinquent	7.096%	7.817%	970	976	0.843%	0.862%	$20,157,106.71	$22,133,448.59	0.898%	1.010%
Deferment
Current	6.299%	6.265%	10,186	10,531	8.855%	9.305%	$227,293,393.12	$231,861,683.48	10.127%	10.582%
Forbearance
Current	6.731%	6.609%	17,263	16,993	15.008%	15.014%	$415,623,521.65	$400,978,373.00	18.518%	18.301%

TOTAL REPAYMENT	6.410%	6.399%	115,029	113,140	100.000%	99.965%	$2,244,419,788.72	$2,190,244,756.59	100.000%	99.962%

Claims in Process (1)	0.000%	7.053%	0	40	0.079%	0.035%	$—	$833,706.78	0.000%	0.038%
Aged Claims Rejected (2)	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	6.410%	6.399%	115,029	113,180	100.000%	100.000%	$2,244,419,788.72	$2,191,078,463.37	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

5

VI.    2003-5    Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$15,509,535.52
B	Interest Subsidy Payments Accrued During Collection Period			219,224.53
C	SAP Payments Accrued During Collection Period			32,966.90
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO & FUT DIST ACTS)			106,167.36
E	INV Earnings Accrued for Collection Period (CAPITALIZED INTEREST ACCOUNT)			62,437.92
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)			39,766.71
G	Consolidation Loan Rebate Fees			(7,598,785.63)

H	Net Expected Interest Collections			$8,371,313.31
H	Currency Swap Payments Due to the Trust		Trust Receives	Trust Pays
	I	Aggregate Swap Notional Amount—Class A-5 *	638,000,000	$731,658,400
	ii	Euribor/Libor Rate	2.37018%	1.27474%
	iii	Spread	0.2700%	0.3200%

	iv	Final Rate (ii+iii)	2.64018%	1.59474%
	v	Swap Payments Due	5,521,203.09	$3,824,527.23

*
Payments are calculated using an exchange rate of $1.1468 = €1.00

VII.    2003-5    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.004211092	(5/20/03-9/15/03)	1.28474%
B	Class A-2 Interest Rate	0.004276648	(5/20/03-9/15/03)	1.30474%
C	Class A-3 Interest Rate	0.004506092	(5/20/03-9/15/03)	1.37474%
D	Class A-4 Interest Rate	0.004866648	(5/20/03-9/15/03)	1.48474%
E	Class A-5 Interest Rate	0.008653923	(5/20/03-9/15/03)	2.64018%

6

VIII.    2003-5    Inputs From Original Data    4/14/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,244,419,788.72
	ii	Interest To Be Capitalized	6,798,074.69

	iii	Total Pool	$2,251,217,863.41
	iv	Specified Reserve Account Balance	5,628,045.00

	v	Total Adjusted Pool	$2,256,845,908.41

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$2,273,799,400.00
D	Note Balance 5/20/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$223,682,000.00	$287,274,000.00	$304,424,000.00	$323,311,000.00	638,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$35,200,000.00	$68,250,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$5,628,045.00
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2003-5    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( III-F)		$90,685,926.89	$90,685,926.89
B	Primary Servicing Fees—Current Month		$919,548.69	$89,766,378.20
C	Administration Fee		$20,000.00	$89,746,378.20
D	Auction Agent Fees Due 9/15/2003		$0.00	$89,746,378.20
	Broker/Dealer Fees Due 9/15/2003		$0.00	$89,746,378.20
E	Noteholders' Interest Distribution Amounts for 9/15/2003
	i	Class A-1	$941,945.53	$88,804,432.67
	ii	Class A-2	$1,228,569.71	$87,575,862.96
	iii	Class A-3	$1,371,762.62	$86,204,100.34
	iv	Class A-4	$1,573,440.76	$84,630,659.58
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$3,824,527.23	$80,806,132.35
	vi	Class A-6	$0.00	$80,806,132.35
	vii	Class A-7	$0.00	$80,806,132.35
	viii	Class A-8	$0.00	$80,806,132.35
	ix	Class A-9	$0.00	$80,806,132.35
	x	Class B	$0.00	$80,806,132.35

	xi	Total Noteholder's Interest Distribution	$8,940,245.85
F	Noteholder's Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$66,727,655.82	$14,078,476.53
	ii	Class A-2	$0.00	$14,078,476.53
	iii	Class A-3	$0.00	$14,078,476.53
	iv	Class A-4	$0.00	$14,078,476.53
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	—	$14,078,476.53
	vi	Class A-6	$0.00	$14,078,476.53
	vii	Class A-7	$0.00	$14,078,476.53
	viii	Class A-8	$0.00	$14,078,476.53
	ix	Class A-9	$0.00	$14,078,476.53
	x	Class B	$0.00	$14,078,476.53

	xi	Total Noteholder's Principal Distribution	$66,727,655.82
G	Increase to the Specified Reserve Account Balance		$0.00	$14,078,476.53
H	Carryover Servicing Fees		$0.00	$14,078,476.53
I	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$14,078,476.53
	ii	Class A-2	$0.00	$14,078,476.53
	iii	Class A-3	$0.00	$14,078,476.53
	iv	Class A-4	$0.00	$14,078,476.53
	v	Class A-5	$0.00	$14,078,476.53
	vi	Class A-6	$0.00	$14,078,476.53
	vii	Class A-7	$0.00	$14,078,476.53
	viii	Class A-8	$0.00	$14,078,476.53
	ix	Class A-9	$0.00	$14,078,476.53
	xii	Class B	$0.00	$14,078,476.53

	xiii	Total Noteholder's Interest Carryover	$0.00
J	Excess Distribution Release to Certificateholders		$14,078,476.53	$0.00

*
Principal allocable to Auction Rate Securities but not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

8

X.    2003-5    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due	$941,945.53	$1,228,569.71	$1,371,762.62	$1,573,440.76	$3,824,527.23	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	941,945.53	1,228,569.71	$1,371,762.62	$1,573,440.76	$3,824,527.23	$0.00	$0.00	$0.00	$0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$66,727,655.82	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	66,727,655.82	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$67,669,601.35	$1,228,569.71	$1,371,762.62	$1,573,440.76	3,824,527.23	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$2,273,799,400.00
	ii	Adjusted Pool Balance 8/31/03	2,207,071,744.18

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$66,727,655.82

	iv	Adjusted Pool Balance 4/14/03	$2,256,845,908.41
	v	Adjusted Pool Balance 8/31/03	2,207,071,744.18

	vi	Current Principal Due (iv-v)	$49,774,164.23
	vii	Notes Issued Exceeding Adjusted Pool Balance	16,953,491.59

	viii	Principal Distribution Amount (vi + vii)	$66,727,655.82

	ix	Principal Distribution Amount Paid or Set Aside	$66,727,655.82
	x	Principal Shortfall (viii - ix)	$0.00
C	Total Principal Distribution		$66,727,655.82
D	Total Interest Distribution		8,940,245.85

E	Total Cash Distributions		$75,667,901.67
F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,628,045.00
	ii	Deposits to correct Shortfall	$—
	iii	Total Reserve Account Balance Available	$5,628,045.00

	iv	Required Reserve Account Balance	$5,503,919.56
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$124,125.44
	viii	Ending Reserve Account Balance	$5,503,919.56
G	Note Balances		5/20/2003	9/15/2003	Balance	Next ARS Pay Date
	i	A-1 Note Balance 78442GGP5	$223,682,000.00	$156,954,344.18
		A-1 Note Pool Factor	1.0000000000	0.7016851789
	ii	A-2 Note Balance 78442GGQ3	$287,274,000.00	$287,274,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GGR1	$304,424,000.00	$304,424,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GGS9	$323,311,000.00	$323,311,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-5 Note Balance XS0168279080	638,000,000.00	$638,000,000.00
		A-5 Note Pool Factor	1.000000000	1.000000000
	vi	A-6 Note Balance 78442GGT7	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/09/03
		A-6 Note Pool Factor	1.000000000	1.000000000	1.000000000
	vii	A-7 Note Balance 78442GGU4	$100,000,000.00	$100,000,000.00	$100,000,000.00	09/30/03
		A-7 Note Pool Factor	1.000000000	1.000000000	1.000000000
	viii	A-8 Note Balance 78442GGV2	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/07/03
		A-8 Note Pool Factor	1.000000000	1.000000000	1.000000000
	ix	A-9 Note Balance 78442GGW0	$35,200,000.00	$35,200,000.00	$35,200,000.00	09/16/03
		A-9 Note Pool Factor	1.000000000	1.000000000	1.000000000
	x	B Note Balance 78442GGX8	$68,250,000.00	$68,250,000.00	$68,250,000.00	09/16/03
		B Note Pool Factor	1.0000000000	1.0000000000	1.000000000

9

XI.    2003-5    Historical Pool Information

		04/14/03-08/31/03
Beginning Student Loan Portfolio Balance		$2,244,419,788.72

Student Loan Principal Activity
i	Regular Principal Collections	$63,911,887.99
ii	Principal Collections from Guarantor	2,172,048.03
iii	Principal Reimbursements	1,604,344.16
iv	Other System Adjustments	—

v	Total Principal Collections	$67,688,280.18
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$740,390.25
ii	Capitalized Interest	(15,087,345.08)

iii	Total Non-Cash Principal Activity	$(14,346,954.83)

(-) Total Student Loan Principal Activity		$53,341,325.35

Student Loan Interest Activity
i	Regular Interest Collections	$33,325,036.55
ii	Interest Claims Received from Guarantors	37,434.81
iii	Collection Fees	5,038.95
iv	Late Fee Reimbursements	365,780.33
v	Interest Reimbursements	7,478.87
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	—

ix	Total Interest Collections	$33,740,769.51
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(725,972.59)
ii	Capitalized Interest	15,087,345.08

iii	Total Non-Cash Interest Adjustments	$14,361,372.49

Total Student Loan Interest Activity		$48,102,142.00
(=) Ending Student Loan Portfolio Balance		$2,191,078,463.37

(+) Interest to be Capitalized		$10,489,361.25

(=) TOTAL POOL		$2,201,567,824.62

(+) Reserve Account Balance		$5,503,919.56

(=) Total Adjusted Pool		$2,207,071,744.18

10

XII.    2003-5    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Sep-03	$2,201,567,825	3.21%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-6

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 5/5/03-8/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		5/5/2003	Activity	8/31/2003
A	i	Portfolio Balance	$995,407,788.26	$(59,520,177.54)	$935,887,610.72
	ii	Interest to be Capitalized	9,794,848.35		12,199,237.89

	iii	Total Pool	$1,005,202,636.61		$948,086,848.61
	iv	Specified Reserve Account Balance	2,791,323.63		2,370,217.12

	v	Total Adjusted Pool	$1,007,993,960.24		$950,457,065.73

B	i	Weighted Average Coupon (WAC)	3.902%		3.228%
	ii	Weighted Average Remaining Term	131.23		129.03
	iii	Number of Loans	216,159		206,793
	iv	Number of Borrowers	121,128		116,965
	v	Aggregate Outstanding Principal Balance—T-Bill	$201,066,405.06		$176,933,453.53
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$804,136,231.55		$771,153,395.00
	Notes			Spread	Balance 6/5/03	% of O/S Securities	Balance 9/15/03	% of O/S Securities
C	i	A-1 Notes	78442GGY6	0.000%	$182,500,000.00	17.976%	$122,929,599.79	12.863%
	ii	A-2 Notes	78442GGZ3	0.030%	269,700,000.00	26.565%	269,700,000.00	28.221%
	iii	A-3 Notes	78442GHA7	0.090%	177,000,000.00	17.434%	177,000,000.00	18.521%
	iv	A-4 Notes	78442GHB5	0.200%	355,597,000.00	35.025%	355,597,000.00	37.209%
	vi	B Notes	78442GHC3	0.530%	30,458,000.00	3.000%	30,458,000.00	3.187%

	vii	Total Notes			$1,015,255,000.00	100.000%	$955,684,599.79	100.000%

	Reserve Account		6/5/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$2,513,007.00
	iii	Specified Reserve Acct Balance ($)		$2,370,217.12
	iv	Reserve Account Floor Balance ($)	$1,005,203.00	$1,005,203.00
	v	Current Reserve Acct Balance ($)	$2,513,007.00	$2,370,217.12
	Capitalized Interest Account		6/5/2003	9/15/2003
E	i	Current Capitalized Interest Account Balance ($)	$2,000,000.00	$2,004,751.78

1

II.    2003-6    Transactions from:    5/5/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$59,146,050.81
	ii	Principal Collections from Guarantor	592,184.02
	iii	Principal Reimbursements	1,913,457.00
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$61,651,691.83
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$443,802.05
	ii	Capitalized Interest	(2,575,316.34)

	iii	Total Non-Cash Principal Activity	$(2,131,514.29)
C	Total Student Loan Principal Activity		$59,520,177.54

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,488,895.87
	ii	Interest Claims Received from Guarantors	5,694.07
	iii	Collection Fees/Returned Items	6,296.74
	iv	Late Fee Reimbursements	107,237.85
	v	Interest Reimbursements	163,188.41
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$3,771,312.94
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(351,780.32)
	ii	Capitalized Interest	2,575,316.34

	iii	Total Non-Cash Interest Adjustments	$2,223,536.02
F	Total Student Loan Interest Activity		$5,994,848.96

G.	Non-Reimbursable Losses During Collection Period		$1,191,764.98
H.	Cumulative Non-Reimbursable Losses to Date		$1,233,804.05

2

III.    2003-6    Collection Account Activity    5/5/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$11,851,951.54
	ii	Consolidation Principal Payments	$47,886,283.29
	iii	Reimbursements by Seller	1,394,499.26
	iv	Reimbursements by Servicer	1,979.46
	v	Re-purchased Principal	516,978.28

	vi	Total Principal Collections	$61,651,691.83
B	Interest Collections
	i	Interest Payments Received	$2,975,760.47
	ii	Consolidation Interest Payments	$518,829.47
	iii	Reimbursements by Seller	155,504.28
	iv	Reimbursements by Servicer	594.58
	v	Re-purchased Interest	7,089.55
	vi	Collection Fees/Returned Items	6,296.74
	vii	Late Fees	107,237.85

	viii	Total Interest Collections	$3,771,312.94
C	Other Reimbursements		$26,055.56
D	Reserves in Excess of the Requirement		$142,789.88
F	Administrator Account Investment Income		$13,385.91
G	Investment Earnings for Period in Trust Accounts		$59,692.79
H	Funds Released from Capitalized Interest Account		$—
I	Return funds borrowed for previous distribution		$—
	TOTAL AVAILABLE FUNDS		$65,664,928.91
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(1,380,966.12)

J	NET AVAILABLE FUNDS		$64,283,962.79

K	Servicing Fees Due for Current Period		$714,822.66
L	Carryover Servicing Fees Due		$—
M	Administration Fees Due		$20,000.00

N	Total Fees Due for Period		$734,822.66

3

IV.    2003-6    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	5/5/2003	8/31/2003	5/5/2003	8/31/2003	5/5/2003	8/31/2003	5/5/2003	8/31/2003	5/5/20032	8/31/2003
INTERIM:
In School
Current	3.460%	2.820%	120,251	90,579	55.631%	43.802%	$567,679,277.71	$422,478,560.19	57.030%	45.142%
Grace
Current	0.000%	2.820%	0	27,698	0.000%	13.394%	$—	$135,072,829.43	0.000%	14.433%

TOTAL INTERIM	3.460%	2.820%	120,251	118,277	55.631%	57.196%	$567,679,277.71	$557,551,389.62	57.030%	59.575%

REPAYMENT
Active
Current	4.672%	4.038%	50,069	39,670	23.163%	19.183%	$219,707,407.23	$177,177,583.87	22.072%	18.932%
31-60 Days Delinquent	4.654%	3.970%	4,680	2,767	2.165%	1.338%	$19,155,497.01	$11,353,773.36	1.924%	1.213%
61-90 Days Delinquent	4.712%	3.882%	1,887	2,091	0.873%	1.011%	$8,516,590.84	$6,603,447.72	0.856%	0.706%
91-120 Days Delinquent	4.576%	3.967%	1,191	1,961	0.551%	0.948%	$4,267,203.96	$5,934,632.23	0.429%	0.634%
> 120 Days Delinquent	4.513%	4.038%	2,119	4,565	0.980%	2.208%	$7,169,924.60	$14,646,773.71	0.720%	1.565%
Deferment
Current	3.888%	3.238%	14,360	14,266	6.643%	6.899%	$71,684,458.77	$66,862,523.06	7.202%	7.144%
Forbearance
Current	4.475%	3.830%	21,602	23,089	9.994%	11.165%	$97,227,428.14	$95,316,189.28	9.768%	10.185%

TOTAL REPAYMENT	4.492%	3.838%	95,908	88,409	44.369%	42.752%	$427,728,510.55	$377,894,923.23	42.971%	40.380%

Claims in Process (1)	#DIV/0!	3.926%	—	107	0.000%	0.052%	—	$441,297.87	0.000%	0.047%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	3.902%	3.228%	216,159	206,793	100.000%	100.000%	$995,407,788.26	$935,887,610.72	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-6    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.140%	114,350	$415,522,614.36	44.399%
-GSL - Unsubsidized	3.036%	77,877	403,256,871.26	43.088%
-PLUS Loans	4.219%	13,445	112,143,329.39	11.983%
-SLS Loans	4.224%	1,121	4,964,795.71	0.530%

-Total	3.228%	206,793	$935,887,610.72	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.215%	163,790	$822,533,478.06	87.888%
-Two Year	3.309%	27,316	70,481,069.34	7.531%
-Technical	3.401%	15,654	42,752,662.23	4.568%
-Other	4.661%	33	120,401.09	0.013%

-Total	3.228%	206,793	$935,887,610.72	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2003-6    Student Loan Rate Calculation and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period	$8,035,819.00
B	Interest Subsidy Payments Accrued During Collection Period	1,477,730.51
C	SAP Payments Accrued During Collection Period	31,482.40
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)	59,692.79
E	INV Earnings Accrued for Collection Period (CAPPED INT ACCT)	4,751.78
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)	13,385.91

G	Net Expected Interest Collections	$9,622,862.39

VII.    2003-6    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003608392	(6/5/03-9/15/03)	1.27355%
B	Class A-2 Interest Rate	0.003693392	(6/5/03-9/15/03)	1.30355%
C	Class A-3 Interest Rate	0.003863392	(6/5/03-9/15/03)	1.36355%
D	Class A-4 Interest Rate	0.004175058	(6/5/03-9/15/03)	1.47355%
F	Class B Interest Rate	0.005110058	(6/5/03-9/15/03)	1.80355%

6

VIII.    2003-6    Inputs From Original Data    5/5/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$995,407,788.26
	ii	Interest To Be Capitalized	9,794,848.35

	iii	Total Pool	$1,005,202,636.61
	iv	Specified Reserve Account Balance	2,791,323.63

	v	Total Adjusted Pool	$1,007,993,960.24

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$1,015,255,000.00
D	Note Balance 6/5/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$182,500,000.00	$269,700,000.00	$177,000,000.00	$355,597,000.00	$30,458,000.00
E	Note Principal Shortfall		$6,428,236.09	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$2,513,007.00
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

7

IX.    2003-6    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-J )		$64,283,962.79	$64,283,962.79
B	Primary Servicing Fees—Current Month		$714,822.66	$63,569,140.13
C	Administration Fee		$20,000.00	$63,549,140.13
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$658,531.48	$62,890,608.65
	ii	Class A-2	$996,107.73	$61,894,500.92
	iii	Class A-3	$683,820.33	$61,210,680.59
	iv	Class A-4	$1,484,638.22	$59,726,042.37
	vi	Class B	$155,642.16	$59,570,400.21

	vii	Total Noteholder's Interest Distribution	$3,978,739.92
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$59,570,400.21	$(0.00)
	ii	Class A-2	$0.00	$(0.00)
	iii	Class A-3	$0.00	$(0.00)
	iv	Class A-4	$0.00	$(0.00)
	vi	Class B	$0.00	$(0.00)

	vii	Total Noteholder's Principal Distribution	$59,570,400.21
F	Increase to the Specified Reserve Account Balance		$0.00	$(0.00)
G	Floating Rate Swap Payment Reimbursement		$0.00	$(0.00)
H	Carryover Servicing Fees		$0.00	$(0.00)
I	Excess to Certificate Holder		$0.00	$(0.00)

8

X.    2003-6    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$658,531.48	$996,107.73	$683,820.33	$1,484,638.22	$155,642.16
	ii	Quarterly Interest Paid	658,531.48	996,107.73	$683,820.33	$1,484,638.22	155,642.16

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$64,797,934.27	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	59,570,400.21	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$5,227,534.06	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$60,228,931.69	$996,107.73	$683,820.33	$1,484,638.22	$155,642.16

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$1,015,255,000.00
	ii	Adjusted Pool Balance 8/31/03	950,457,065.73

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$64,797,934.27

	iv	Adjusted Pool Balance 5/5/03	$1,007,993,960.24
	v	Adjusted Pool Balance 8/31/03	950,457,065.73

	vi	Current Principal Due (iv-v)	$57,536,894.51
	vii	Principal Shortfall from Previous Collection Period	6,428,236.09

	viii	Principal Distribution Amount (vi + vii)	$63,965,130.60

	ix	Principal Distribution Amount Paid	$59,570,400.21
	x	Principal Shortfall (viii - ix)	$4,394,730.39
C	Total Principal Distribution		$59,570,400.21
D	Total Interest Distribution		3,978,739.92

E	Total Cash Distributions		$63,549,140.13
F	Note Balances		6/5/2003	9/15/2003
	i	A-1 Note Balance 78442GGY6	$182,500,000.00	$122,929,599.79
		A-1 Note Pool Factor	1.0000000000	0.6735868482
	ii	A-2 Note Balance 78442GGZ3	$269,700,000.00	$269,700,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GHA7	$177,000,000.00	$177,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GHB5	$355,597,000.00	$355,597,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	vi	B Note Balance 78442GHC3	$30,458,000.00	$30,458,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$2,513,007.00
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$2,513,007.00

	v	Required Reserve Account Balance	$2,370,217.12
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve - Release to Waterfall	$142,789.88
	viii	Ending Reserve Account Balance	$2,370,217.12

9

XI.    2003-6    Historical Pool Information

		5/5/03-8/31/03
Beginning Student Loan Portfolio Balance		$995,407,788.26

Student Loan Principal Activity
i	Regular Principal Collections	$59,146,050.81
ii	Principal Collections from Guarantor	592,184.02
iii	Principal Reimbursements	1,913,457.00
iv	Other System Adjustments	—

v	Total Principal Collections	$61,651,691.83
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$443,802.05
ii	Capitalized Interest	(2,575,316.34)

iii	Total Non-Cash Principal Activity	$(2,131,514.29)

(-) Total Student Loan Principal Activity		$59,520,177.54

Student Loan Interest Activity
i	Regular Interest Collections	$3,488,895.87
ii	Interest Claims Received from Guarantors	5,694.07
iii	Collection Fees/Returned Items	6,296.74
iv	Late Fee Reimbursements	107,237.85
v	Interest Reimbursements	163,188.41
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	—

ix	Total Interest Collections	$3,771,312.94
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(351,780.32)
ii	Capitalized Interest	2,575,316.34

iii	Total Non-Cash Interest Adjustments	$2,223,536.02

Total Student Loan Interest Activity		$5,994,848.96
(=) Ending Student Loan Portfolio Balance		$935,887,610.72

(+) Interest to be Capitalized		$12,199,237.89

(=) TOTAL POOL		$948,086,848.61

(+) Reserve Account Balance		$2,370,217.12

(=) Total Adjusted Pool		$950,457,065.73

10

XII.    2003-6    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Sep-03	$948,086,849	15.31%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-7

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 05/26/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		05/26/03	Activity	8/31/2003
A	i	Portfolio Balance	$2,496,362,688.17	$(39,363,098.81)	$2,456,999,589.36
	ii	Interest to be Capitalized	11,403,756.38		12,503,642.07

	iii	Total Pool	$2,507,766,444.55		$2,469,503,231.43
	iv	Specified Reserve Account Balance	6,269,417.00		6,173,758.08

	v	Total Adjusted Pool	$2,514,035,861.55		$2,475,676,989.51

B	i	Weighted Average Coupon (WAC)	6.201%		6.193%
	ii	Weighted Average Remaining Term	262.77		261.34
	iii	Number of Loans	133,024		131,653
	iv	Number of Borrowers	82,551		81,573
	v	Aggregate Outstanding Principal Balance—T-Bill	$501,827,051.82		$489,364,691.71
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$2,005,939,392.73		$1,980,138,539.72
	Notes and Certificates			Spread	Balance 07/22/03	Balance 09/15/03
C	i	A-1 Notes	78442GHD1	0.010%	$269,857,000.00	$212,689,989.51
	ii	A-2 Notes	78442GHE9	0.030%	$296,165,000.00	296,165,000.00
	iii	A-3 Notes	78442GHF6	0.110%	$362,511,000.00	362,511,000.00
	iv	A-4 Notes	78442GHG4	0.200%	$311,079,000.00	311,079,000.00
	v	A-5A Notes	78442GHH2	0.160%	$367,497,000.00	367,497,000.00
	vi	A-5B* Notes	XS0172693052	—	750,000,000.00	750,000,000.00
	x	B Notes	78442GHK5	0.570%	$75,985,000.00	75,985,000.00
	Reserve Account		07/22/03	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$6,269,417.00	$—
	iii	Specified Reserve Acct Balance ($)	$—	$6,173,758.08
	iv	Reserve Account Floor Balance ($)	$3,761,650.00	$3,761,650.00
	v	Current Reserve Acct Balance ($)	$6,269,417.00	$6,173,758.08
	Other Accounts		07/22/03	09/15/03
E	i	Remarketing Fee Account	$—	$—
	ii	Capitalized Interest Account	$19,000,000.00	$19,020,012.94
	iii	Principal Accumulation Account (A-5A)	$—	$—
	iv	Supplemental Interest Account (A-5A)	$—	$—
	v	Principal Accumulation Account (A-5B)	$—	$—
	vi	Supplemental Interest Account (A-5B)	$32,715,375.00	$32,715,375.00

* A-5B Notes are denominated in Euros

1

II.    2003-7    Transactions from:    05/26/03 through:    08/31/03

A	Student Loan Principal Activity
	i	Regular Principal Collections	$44,352,516.88
	ii	Principal Collections from Guarantor	862,714.10
	iii	Principal Reimbursements	6,795,511.48
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$52,010,742.46
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$573,878.99
	ii	Capitalized Interest	(13,221,522.64)

	iii	Total Non-Cash Principal Activity	$(12,647,643.65)
C	Total Student Loan Principal Activity		$39,363,098.81

D	Student Loan Interest Activity
	i	Regular Interest Collections	$24,510,623.33
	ii	Interest Claims Received from Guarantors	15,218.36
	iii	Collection Fees/Returned Items	2,217.68
	iv	Late Fee Reimbursements	253,021.93
	v	Interest Reimbursements	41,684.02
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$24,822,765.32
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	($573,624.54)
	ii	Capitalized Interest	13,221,522.64

	iii	Total Non-Cash Interest Adjustments	$12,647,898.10
F	Total Student Loan Interest Activity		$37,470,663.42

G.	Non-Reimbursable Losses During Collection Period		$—
H.	Cumulative Non-Reimbursable Losses to Date		$—

2

III.    2003-7    Collection Account Activity    05/26/03 through    08/31/03

A	Principal Collections
	i	Principal Payments Received	$27,807,666.76
	ii	Consolidation Principal Payments	$17,407,564.22
	iii	Reimbursements by Seller	6,789,765.1
	iv	Reimbursements by Servicer	156.27
	v	Re-purchased Principal	5,590.08

	vi	Total Principal Collections	$52,010,742.46
B	Interest Collections
	i	Interest Payments Received	$24,385,930.48
	ii	Consolidation Interest Payments	$139,911.21
	iii	Reimbursements by Seller	41,636.61
	iv	Reimbursements by Servicer	2.13
	v	Re-purchased Interest	45.28
	vi	Collection Fees/Return Items	2,217.68
	vii	Late Fees	253,021.93

	viii	Total Interest Collections	$24,822,765.32
C	Other Reimbursements		$337,374.30
D	Reserves In Excess of the Requirement		$95,658.92
E	Reset Period Target Amount Excess		$—
F	Interest Rate Cap Proceeds		$—
G	Interest Rate Swap Proceeds		$—
H	Administrator Account Investment Income		$10,372.31
I	Trust Account Investment Income		$57,432.86
J	Funds Released from Capitalized Interest Account		$—
	TOTAL AVAILABLE FUNDS		$77,334,346.17
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$(332,962.50)
	Consolidation Loan Rebate Fees		$(4,254,507.32)

K	NET AVAILABLE FUNDS		$72,746,876.35

L	Servicing Fees Due for Current Period		$1,030,149.87
M	Carryover Servicing Fees Due		$—
N	Administration Fees Due		$25,000.00

O	Total Fees Due for Period		$1,055,149.87

3

IV.    2003-7    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	05/26/03	08/31/03	05/26/03	08/31/03	05/26/03	08/31/03	05/26/03	08/31/03	05/26/03	08/31/03
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	6.067%	6.066%	93,282	90,558	71.591%	68.785%	$1,632,840,089.80	$1,578,867,882.22	67.191%	64.260%
31-60 Days Delinquent	6.923%	6.983%	3,154	3,372	2.094%	2.561%	$57,338,595.27	$63,780,006.88	2.093%	2.596%
61-90 Days Delinquent	7.155%	7.150%	1,524	1,577	0.985%	1.198%	$27,245,123.18	$29,489,733.90	1.063%	1.200%
91-120 Days Delinquent	7.524%	7.397%	654	665	0.512%	0.505%	$12,724,691.99	$12,072,056.08	0.532%	0.491%
> 120 Days Delinquent	6.929%	7.432%	1,016	1,114	0.673%	0.846%	$17,933,676.52	$20,916,094.27	0.770%	0.851%
Deferment
Current	6.066%	6.027%	12,232	13,222	8.101%	10.043%	$266,403,676.76	$279,118,017.92	8.909%	11.360%
Forbearance
Current	6.530%	6.464%	21,162	21,085	16.013%	16.016%	$481,876,834.65	$471,563,384.34	19.412%	19.193%

TOTAL REPAYMENT	6.201%	6.193%	133,024	131,593	99.969%	99.954%	$2,496,362,688.17	$2,455,807,175.61	99.970%	99.952%

Claims in Process (1)	0.000%	7.687%	—	60	0.031%	0.046%	$—	$1,192,413.75	0.030%	0.049%
Aged Claims Rejected (2)	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	6.201%	6.193%	133,024	131,653	100.000%	100.000%	$2,496,362,688.17	$2,456,999,589.36	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-7    Various Interest Accruals and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period		$38,767,790.09
B	Interest Subsidy Payments Accrued During Collection Period		908,300.60
C	SAP Payments Accrued During Collection Period		23,563.62
D	Investment Earnings Accrued for Collection Period (TRUST ACCOUNTS except CAP INT ACCT)		57,432.86
E	Investment Earnings (CAP INT ACCOUNTS)		20,012.94
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		10,372.31
G	Consolidation Loan Rebate Fees		(4,254,507.32)

H	Net Expected Interest Collections		$35,532,965.10
I	Interest Rate Cap Payments Due to the Trust		Cap
	i	Cap Notional Amount	$325,000,000.00
	ii	Libor (Interpolated first period)	1.10000%
	iii	Cap %	5.00000%
	iv	Excess Over Cap ( ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00
J	Interest Rate Swap on Fixed Rate Reset Notes	A-5A Swap Calc	A-5B Swap Calc
Swap Payments
i	Notional Swap Amount (USD)	—	$849,750,000
ii	Notional Swap Amount (Euros)	—	750,000,000
SLM Student Loan Trust Pays:
iia	3 Month Libor	0.00000%	1.10000%
iib	Spread	0.000%	0.265%

iic	Pay Rate	0.000%	1.365%
iii	Gross Swap Payment Due Counterparty	$0.00	$1,772,082.81
iv	Days in Period 07/22/03 09/15/03	55	55
Counterparty Pays:
v	Fixed Rate Equal To Respective Reset Note Rate	0.00000%	3.80000%
vi	Gross Swap Receipt Due Paying Agent	$0.00	0.00
vii	Days in Period 07/22/03 09/15/03	55	55

5

VI.    2003-7    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate	Index
A	Class A-1 Interest Rate	0.001695833	(07/22/03-09/15/03)	1.11000%	LIBOR
B	Class A-2 Interest Rate	0.001726389	(07/22/03-09/15/03)	1.13000%	LIBOR
C	Class A-3 Interest Rate	0.001848611	(07/22/03-09/15/03)	1.21000%	LIBOR
D	Class A-4 Interest Rate	0.001986111	(07/22/03-09/15/03)	1.30000%	LIBOR
E	Class A-5A Interest Rate	0.001925000	(07/22/03-09/15/03)	1.26000%	LIBOR
F	Class A-5B Interest Rate*	0.005726027	(07/22/03-09/15/03)	3.80000%	Fixed
J	Class B Interest Rate	0.002551389	(07/22/03-09/15/03)	1.67000%	LIBOR

*
Fixed rate euros to be paid to noteholders annually

6

VII.    2003-7    Inputs From Original Data    05/26/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,496,362,688.17
	ii	Interest To Be Capitalized	11,403,756.38

	iii	Total Pool	$2,507,766,444.55
	iv	Specified Reserve Account Balance	6,269,417.00

	v	Total Adjusted Pool	$2,514,035,861.55

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$2,532,844,000.00
D	Note Balance 07/22/03		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$269,857,000.00	$296,165,000.00	$362,511,000.00	$311,079,000.00	$367,497,000.00	$750,000,000.00	$75,985,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$6,269,417.00
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

VIII.    2003-7    Remarketing Fee

Remarketing Fee Account Reconciliation		A-5A	A-5B	Total
	Next Reset Date	6/16/2008	6/15/2010
i	Reset Period Target Amount	$—	$—	$—
ii	Remarketing Fee Account Balance (net of inv earnings)	$—	$—	$—

iii	Quarterly Funding Amount	$—	$—	$—

IX.    2003-7    Trigger Events

A	Has Stepdown Date Occurred?	N
	The Stepdown Date is the earlier of (1) 09/15/2008 or (2) the first date on which no class A notes remain outstanding.
B	Note Balance Trigger	N
	Class A Percentage	100.00%
	Class B Percentage	0.00%

7

X.    2003-7    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-K )		$72,746,876.35	$72,746,876.35
B	Primary Servicing Fees—Current Month		$1,030,149.87	$71,716,726.48
C	Administration Fee		$25,000.00	$71,691,726.48
D	Aggregate Quarterly Funding Amount		$0.00	$71,691,726.48
E	Noteholder's Interest Distribution Amounts
	i	Class A-1	$457,632.50	$71,234,093.98
	ii	Class A-2	$511,295.97	$70,722,798.01
	iii	Class A-3	$670,141.86	$70,052,656.15
	iv	Class A-4	$617,837.46	$69,434,818.69
	v	Class A-5A	$707,431.73	$68,727,386.96
	vi	Class A-5B USD payment to the swap counterparty**	$1,772,082.81	$66,955,304.15

		Total	$4,736,422.33
F	Class B Noteholders' Interest Distribution Amount		$193,867.28	$66,761,436.87
G	Noteholder's Principal Distribution Amounts Paid (or set aside*)
	i	Class A-1	$57,167,010.49	$9,594,426.38
	ii	Class A-2	$0.00	$9,594,426.38
	iii	Class A-3	$0.00	$9,594,426.38
	iv	Class A-4	$0.00	$9,594,426.38
	v	Class A-5A	$0.00	$9,594,426.38
	vi	Class A-5B	$0.00	$9,594,426.38

		Total	$57,167,010.49
H	Increase to Supplemental Interest Account		$0.00	$9,594,426.38
I	Class B Noteholder's Principal Distribution Amount		$0.00	$9,594,426.38
J	Increase to the Specified Reserve Account		$0.00	$9,594,426.38
K	Carryover Servicing Fees		$0.00	$9,594,426.38
L	Remarketing Costs in Excess of Remarketing Fee Account		$0.00	$9,594,426.38
M	Excess to Excess Distribution Certificate Holder		$9,594,426.38	$0.00

*
Amounts allocated to classes of fixed rate reset notes are deposited into their accumulation account for distribution on the next related reset date

**
Fixed rate euros to be paid to noteholders annually

8

XI.    2003-7    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class B
	i	Quarterly Interest Due	$457,632.50	$511,295.97	$670,141.86	$617,837.46	$707,431.73	$1,772,082.81	$193,867.28
	ii	Quarterly Interest Paid	457,632.50	511,295.97	670,141.86	617,837.46	707,431.73	1,772,082.81	193,867.28

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$57,167,010.49	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	57,167,010.49	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$57,624,642.99	$511,295.97	$670,141.86	$617,837.46	$707,431.73	$1,772,082.81	$193,867.28

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 7/22/2003	$2,532,844,000.00
	ii	Adjusted Pool Balance 8/31/2003	2,475,676,989.51

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$57,167,010.49

	iv	Adjusted Pool Balance 5/26/2003	$2,514,035,861.55
	v	Adjusted Pool Balance 8/31/2003	2,475,676,989.51

	vi	Current Principal Due (iv-v)	$38,358,872.04
	vii	Notes Issued Exceeding Adjusted Pool Balance	18,808,138.45

	viii	Principal Distribution Amount (vi + vii)	$57,167,010.49

	ix	Principal Distribution Amount Paid	$57,167,010.49
	x	Principal Shortfall (viii - ix)	$—
C	Total Principal Distribution		$57,167,010.49
D	Total Interest Distribution		4,930,289.61

E	Total Cash Distributions		$62,097,300.10
F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$6,269,417.00
	ii	Deposits to correct Shortfall	$-
	iv	Total Reserve Account Balance Available	$6,269,417.00

	v	Required Reserve Account Balance	$6,173,758.08
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$95,658.92
	viii	Ending Reserve Account Balance	$6,173,758.08
G	Note Balances		7/22/2003	9/15/2003
	i	A-1 Note Balance 78442GHD1	$269,857,000.00	$212,689,989.51
		A-1 Note Pool Factor	1.0000000000	0.7881581338
	ii	A-2 Note Balance 78442GHE9	$296,165,000.00	$296,165,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GHF6	$362,511,000.00	$362,511,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GHG4	$311,079,000.00	$311,079,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	v	A-5A Note Balance 78442GHH2	$367,497,000.00	367,497,000.00
		A-5A Note Pool Factor	1.0000000000	1.0000000000
	vi	A-5B Note Balance XS0172693052	$750,000,000.00	$750,000,000.00
		A-5B Note Pool Factor	1.0000000000	1.0000000000
	x	B Note Balance 78442GHK5	$75,985,000.00	$75,985,000.00
		B Note Pool Factor	1.0000000000	1.0000000000

9

XII.    2003-7    Historical Pool Information

		05/26/03-08/31/03
Beginning Student Loan Portfolio Balance		$2,496,362,688.17

Student Loan Principal Activity
i	Regular Principal Collections	$44,352,516.88
ii	Principal Collections from Guarantor	862,714.10
iii	Principal Reimbursements	6,795,511.48
iv	Other System Adjustments	—

v	Total Principal Collections	$52,010,742.46
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$573,878.99
ii	Capitalized Interest	(13,221,522.64)

iii	Total Non-Cash Principal Activity	$(12,647,643.65)

(-) Total Student Loan Principal Activity		$39,363,098.81

Student Loan Interest Activity
i	Regular Interest Collections	$24,510,623.33
ii	Interest Claims Received from Guarantors	15,218.36
iii	Collection Fees/Returned Items	2,217.68
iv	Late Fee Reimbursements	253,021.93
v	Interest Reimbursements	41,684.02
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	—

ix	Total Interest Collections	$24,822,765.32
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(573,624.54)
ii	Capitalized Interest	13,221,522.64

iii	Total Non-Cash Interest Adjustments	$12,647,898.10

Total Student Loan Interest Activity		$37,470,663.42
(=) Ending Student Loan Portfolio Balance		$2,456,999,589.36

(+) Interest to be Capitalized		$12,503,642.07

(=) TOTAL POOL		$2,469,503,231.43

(+) Reserve Account Balance		$6,173,758.08

(=) Total Adjusted Pool		$2,475,676,989.51

10

XIII.    2003-7    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Sep-03	$2,469,503,231	2.72%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-8

Quarterly Servicing Report
Report Date:	8/31/2003	Reporting Period: 07/07/03-08/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		7/7/2003	Activity	8/31/2003
A	i	Portfolio Balance	$1,985,167,151.88	$(98,649,564.97)	$1,886,517,586.91
	ii	Interest to be Capitalized	20,254,440.38		22,463,867.43

	iii	Total Pool	$2,005,421,592.26		$1,908,981,454.34
	iv	Specified Reserve Account Balance	5,013,554.00		4,772,453.64

	v	Total Adjusted Pool	$2,010,435,146.26		$1,913,753,907.98

B	i	Weighted Average Coupon (WAC)	3.243%		3.216%
	ii	Weighted Average Remaining Term	131.17		130.42
	iii	Number of Loans	497,140		478,969
	iv	Number of Borrowers	278,900		272,010
	v	Aggregate Outstanding Principal Balance—T-Bill	$392,082,951.57		$353,195,289.29
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,613,338,640.69		$1,555,786,165.05
	Notes			Spread	Balance 08/07/03	% of O/S Securities	Balance 09/15/03	% of O/S Securities
C	i	A-1 Notes	78442GHL3	0.010%	$372,000,000.00	18.366%	$272,320,137.11	14.141%
	ii	A-2 Notes	78442GHM1	0.040%	528,000,000.00	26.068%	528,000,000.00	27.417%
	iii	A-3 Notes	78442GHN9	0.110%	365,000,000.00	18.020%	365,000,000.00	18.953%
	iv	A-4 Notes	78442GHP4	0.200%	699,708,000.00	34.545%	699,708,000.00	36.332%
	vi	B Notes	78442GHQ2	0.560%	60,765,000.00	3.000%	60,765,000.00	3.155%
	vii	Total Notes			$2,025,473,000.00	100.000%	$1,925,793,137.11	100.000%

	Reserve Account		8/7/2003	9/15/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$5,013,554.00
	iii	Specified Reserve Acct Balance ($)		$4,772,453.64
	iv	Reserve Account Floor Balance ($)	$2,005,422.00	$2,005,422.00
	v	Current Reserve Acct Balance ($)	$5,013,554.00	$4,772,453.64

II.    2003-8    Transactions from:    7/7/2003 through:    8/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$53,778,933.23
	ii	Principal Collections from Guarantor	149,917.63
	iii	Principal Reimbursements	45,499,752.46
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$99,428,603.32
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$247,885.08
	ii	Capitalized Interest	(1,026,923.43)

	iii	Total Non-Cash Principal Activity	$(779,038.35)
C	Total Student Loan Principal Activity		$98,649,564.97

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,506,397.09
	ii	Interest Claims Received from Guarantors	947.76
	iii	Collection Fees/Returned Items	7,487.73
	iv	Late Fee Reimbursements	98,027.87
	v	Interest Reimbursements	240,342.35
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$3,853,202.80
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(161,180.27)
	ii	Capitalized Interest	1,026,923.43

	iii	Total Non-Cash Interest Adjustments	$865,743.16
F	Total Student Loan Interest Activity		$4,718,945.96

G.	Non-Reimbursable Losses During Collection Period		$—
H.	Cumulative Non-Reimbursable Losses to Date		$—

III.    2003-8    Collection Account Activity    7/7/2003 through    8/31/2003

A	Principal Collections
	i	Principal Payments Received	$12,000,842.50
	ii	Consolidation Principal Payments	41,928,008.36
	iii	Reimbursements by Seller	44,938,330.6
	iv	Reimbursements by Servicer	87.10
	v	Re-purchased Principal	561,334.76

	vi	Total Principal Collections	$99,428,603.32
B	Interest Collections
	i	Interest Payments Received	$2,696,720.50
	ii	Consolidation Interest Payments	810,624.35
	iii	Reimbursements by Seller	234,283.31
	iv	Reimbursements by Servicer	331.98
	v	Re-purchased Interest	5,727.06
	vi	Collection Fees/Return Items	7,487.73
	vii	Late Fees	98,027.87

	viii	Total Interest Collections	$3,853,202.80
C	Other Reimbursements		$24,709.22
D	Reserves in Excess of the Requirement		$241,100.36
E	Administrator Account Investment Income		$—
F	Investment Earnings for Period in Trust Accounts		$8,101.91
G	Funds borrowed from previous distribution		$—
H	Return funds borrowed for previous distribution		$—
	TOTAL AVAILABLE FUNDS		$103,555,717.61
	LESS FUNDS PREVIOUSLY REMITTED:
	Servicing Fees		$—

I	NET AVAILABLE FUNDS		$103,555,717.61

J	Servicing Fees Due for Current Period		$1,156,061.93
K	Carryover Servicing Fees Due		$—
L	Administration Fees Due		$20,000.00

M	Total Fees Due for Period		$1,176,061.93

IV.    2003-8    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	7/7/2003	8/31/2003	7/7/2003	8/31/2003	7/7/2003	8/31/2003	7/7/2003	8/31/2003	7/7/2003	8/31/2003
INTERIM:
In School
Current	2.820%	2.820%	262,373	243,182	41.891%	50.772%	$1,073,873,573.16	$996,208,371.56	39.324%	52.807%
Grace
Current	0.000%	2.821%	0	19,599	9.676%	4.092%	$—	$76,299,606.84	7.710%	4.044%

TOTAL INTERIM	2.820%	2.820%	262,373	262,781	51.567%	54.864%	$1,073,873,573.16	$1,072,507,978.40	47.034%	56.851%

REPAYMENT
Active
Current	3.916%	3.973%	127,223	99,386	21.320%	20.750%	$478,790,628.86	$383,317,902.43	16.708%	20.319%
31-60 Days Delinquent	4.035%	3.740%	7,092	15,601	1.573%	3.257%	$24,081,758.44	$42,739,432.21	1.717%	2.266%
61-90 Days Delinquent	3.988%	3.917%	3,768	5,207	0.542%	1.087%	$12,221,000.05	$14,521,928.80	0.646%	0.770%
91-120 Days Delinquent	3.862%	4.035%	1,958	2,706	0.310%	0.565%	$6,006,072.66	$8,102,566.47	0.237%	0.429%
> 120 Days Delinquent	3.821%	3.877%	4,123	5,322	0.326%	1.111%	$12,117,097.88	$15,385,996.16	0.234%	0.816%
Deferment
Current	3.167%	3.151%	34,154	35,900	14.090%	7.495%	$159,001,027.77	$157,144,521.85	19.282%	8.330%
Forbearance
Current	3.745%	3.733%	56,449	51,961	10.238%	10.849%	$219,075,993.06	$192,412,521.42	14.104%	10.199%

TOTAL REPAYMENT	3.747%	3.743%	234,767	216,083	48.400%	45.114%	$911,293,578.72	$813,624,869.34	52.928%	43.128%

Claims in Process (1)	0.000%	3.774%	—	105	0.033%	0.022%	$—	$384,739.17	0.038%	0.020%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	3.243%	3.216%	497,140	478,969	100.000%	100.000%	$1,985,167,151.88	$1,886,517,586.91	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

V.    2003-8    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
-GSL - Subsidized	3.150%	271,632	$905,361,809.57	47.991%
-GSL - Unsubsidized	3.063%	181,445	795,605,361.41	42.173%
-PLUS Loans	4.219%	23,335	175,468,248.44	9.301%
-SLS Loans	4.218%	2,557	10,082,167.49	0.534%

-Total	3.216%	478,969	$1,886,517,586.91	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
-Four Year	3.198%	371,366	$1,609,197,544.87	85.300%
-Two Year	3.296%	71,115	176,463,983.45	9.354%
-Technical	3.414%	36,408	100,594,214.81	5.332%
-Other	3.837%	80	261,843.78	0.014%

-Total	3.216%	478,969	$1,886,517,586.91	100.000%

*
Percentages may not total 100% due to rounding.

VI.    2003-8    Interest Accruals

A	Borrower Interest Accrued During Collection Period	$6,593,880.20
B	Interest Subsidy Payments Accrued During Collection Period	1,255,046.95
C	SAP Payments Accrued During Collection Period	54,180.16
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)	8,101.91
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)	0.00

F	Net Expected Interest Collections	$7,911,209.22

VII.    2003-8    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.001215944	08/07/03-09/15/03	1.12241%
B	Class A-2 Interest Rate	0.001248444	08/07/03-09/15/03	1.15241%
C	Class A-3 Interest Rate	0.001324278	08/07/03-09/15/03	1.22241%
D	Class A-4 Interest Rate	0.001421778	08/07/03-09/15/03	1.31241%
E	Class B Interest Rate	0.001811778	08/07/03-09/15/03	1.67241%

VIII.    2003-8    Inputs From Original Data    7/7/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,985,167,151.88
	ii	Interest To Be Capitalized	20,254,440.38

	iii	Total Pool	$2,005,421,592.26
	iv	Specified Reserve Account Balance	5,013,554.00

	v	Total Adjusted Pool	$2,010,435,146.26

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$2,025,473,000.00
D	Note Balance 8/7/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$372,000,000.00	$528,000,000.00	$365,000,000.00	$699,708,000.00	$60,765,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00
H	Reserve Account Balance		$5,013,554.00
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

IX.    2003-8    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds ( Section III-I )		$103,555,717.61	$103,555,717.61
B	Primary Servicing Fees—Current Month		$1,156,061.93	$102,399,655.68
C	Administration Fee		$20,000.00	$102,379,655.68
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$452,331.23	$101,927,324.45
	ii	Class A-2	$659,178.52	$101,268,145.93
	iii	Class A-3	$483,361.29	$100,784,784.64
	iv	Class A-4	$994,829.09	$99,789,955.55
	vi	Class B	$110,092.66	$99,679,862.89

	vii	Total Noteholder's Interest Distribution	$2,699,792.79
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$99,679,862.89	$0.00
	ii	Class A-2	$0.00	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$99,679,862.89
F	Increase to the Specified Reserve Account Balance		$0.00	$0.00
H	Carryover Servicing Fees		$0.00	$0.00
I	Excess to Certificate Holder		$0.00	$0.00

X.    2003-8    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$452,331.23	$659,178.52	$483,361.29	$994,829.09	$110,092.66
	ii	Quarterly Interest Paid	452,331.23	659,178.52	$483,361.29	$994,829.09	110,092.66

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$111,719,092.02	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	99,679,862.89	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$12,039,229.13	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$100,132,194.12	$659,178.52	$483,361.29	$994,829.09	$110,092.66

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/03	$2,025,473,000.00
	ii	Adjusted Pool Balance 8/31/03	1,913,753,907.98

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$111,719,092.02

	iv	Adjusted Pool Balance 7/7/03	$2,010,435,146.26
	v	Adjusted Pool Balance 8/31/03	1,913,753,907.98

	vi	Current Principal Due (iv-v)	$96,681,238.28
	vii	Notes Issued Exceeding Adjusted Pool Balance	15,037,853.74

	viii	Principal Distribution Amount (vi + vii)	$111,719,092.02

	ix	Principal Distribution Amount Paid	$99,679,862.89
	x	Principal Shortfall (viii - ix)	$12,039,229.13
C	Total Principal Distribution		$99,679,862.89
D	Total Interest Distribution		2,699,792.79

E	Total Cash Distributions		$102,379,655.68
F	Note Balances		8/7/2003	9/15/2003
	i	A-1 Note Balance 78442GHL3	$372,000,000.00	$272,320,137.11
		A-1 Note Pool Factor	1.0000000000	0.7320433793
	ii	A-2 Note Balance 78442GHM1	$528,000,000.00	$528,000,000.00
		A-2 Note Pool Factor	1.0000000000	1.0000000000
	iii	A-3 Note Balance 78442GHN9	$365,000,000.00	$365,000,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000
	iv	A-4 Note Balance 78442GHP4	$699,708,000.00	$699,708,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000
	vi	B Note Balance 78442GHQ2	$60,765,000.00	$60,765,000.00
		B Note Pool Factor	1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,013,554.00
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$5,013,554.00

	v	Required Reserve Account Balance	$4,772,453.64
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$241,100.36
	viii	Ending Reserve Account Balance	$4,772,453.64

XI.    2003-8    Historical Pool Information

		07/07/03-08/31/03
Beginning Student Loan Portfolio Balance		$1,985,167,151.88

Student Loan Principal Activity
i	Regular Principal Collections	$53,778,933.23
ii	Principal Collections from Guarantor	149,917.63
iii	Principal Reimbursements	45,499,752.46
iv	Other System Adjustments	—

v	Total Principal Collections	$99,428,603.32
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$(1,026,923.43)
ii	Capitalized Interest	(779,038.35)

iii	Total Non-Cash Principal Activity	$(1,805,961.78)

(-) Total Student Loan Principal Activity		$97,622,641.54

Student Loan Interest Activity
i	Regular Interest Collections	$947.76
ii	Interest Claims Received from Guarantors	7,487.73
iii	Collection Fees/Returned Items	98,027.87
iv	Late Fee Reimbursements	240,342.35
v	Interest Reimbursements	—
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	3,853,202.80

ix	Total Interest Collections	$4,200,008.51
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$1,026,923.43
ii	Capitalized Interest	865,743.16

iii	Total Non-Cash Interest Adjustments	$1,892,666.59

Total Student Loan Interest Activity		$6,092,675.10
(=) Ending Student Loan Portfolio Balance		$1,887,544,510.34

(+) Interest to be Capitalized		$22,463,867.43

(=) TOTAL POOL		$1,910,008,377.77

(+) Reserve Account Balance		$4,772,453.64

(=) Total Adjusted Pool		$1,914,780,831.41

XII.    2003-8    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Sep-03	$1,908,981,454	24.83%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.